[***] Indicates that certain information in this exhibit has been excluded because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. EXECUTION VERSION 1 AMENDMENT NO. 3 to FOURTH AMENDED AND RESTATED CREDIT AGREEMENT Dated as of June 29, 2023 This AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is entered into as of June 29, 2023, by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (“Borrower”), and MUFG BANK, LTD. (the “Agent”), in its capacity as administrative agent (in such capacity, the “Administrative Agent”) and as security agent (in such capacity, the “Security Agent”) . RECITALS A. Borrower, the Agent, and certain financial institutions and other persons from time to time party thereto (collectively, the “Lenders”), have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of June 7, 2019, as amended by that certain Letter Agreement dated as of November 8, 2019, by that certain Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Amendment No. 5 to Security Agreement dated as of December 13, 2019 (the “First Amendment”), that certain Limited Waiver to Fourth Amended and Restated Credit Agreement dated as of October 30, 2020, Amendment No. 2 to Fourth Amended and Restated Credit Agreement dated as of June 23, 2021, and that certain Security Agent Resignation, Assignment, Assumption, and Omnibus Amendment dated as of December 1, 2022 (as the same may be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement), pursuant to which the Lenders have made available to Borrower the Revolving Commitment in the aggregate maximum principal amount of One Billion Dollars ($1,000,000,000). B. Certain loans or other extensions of credit under the Credit Agreement (each, a “Loan”) bear or are permitted to bear interest, or incur or are permitted to incur fees, commissions or other amounts, based on the London interbank offered rate for U.S. dollars (“LIBOR”) in accordance with the terms of the Credit Agreement. C. A Benchmark Transition Event and its related Benchmark Replacement Date will have occurred with respect to LIBOR immediately after June 30, 2023 (the “Transition Time”) and the Administrative Agent has determined that, in accordance with the applicable Benchmark Replacement provisions set forth in the Credit Agreement, LIBOR will be replaced with Adjusted Term SOFR (the “Benchmark Replacement”) as an alternative benchmark rate for purposes of the Credit Agreement and the other Loan Documents for settings of benchmark rates that would have, but for the provisions hereof, referenced the publication of LIBOR at any time at or after the Transition Time in accordance with Section 2.4.3 of the Credit Agreement. D. The Agent has decided, and Borrower has agreed, that (i) certain Benchmark Replacement Conforming Changes are appropriate to reflect the adoption and implementation of the Benchmark Replacement and to permit the administration thereof and (ii) pursuant to, and in accordance with, Section 12.16 of the Credit Agreement, certain corrective revisions to the Credit Agreement are necessary to address -2- Amendment No. 3 to Fourth Amended & Restated Credit Agreement 0A22-196038 certain existing errors, mistakes, omissions, defects and inconsistencies therein (collectively, “Corrections”), in each case, as set forth herein. E. The amendments and modifications set forth in this Amendment constitute Corrections and Benchmark Replacement Conforming Changes for purposes of the Credit Agreement and such Corrections and Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party thereto. NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree and covenant as follows: AGREEMENT 1. Recitals. The recitals set forth above are true, accurate and correct. 2. Reaffirmation of the Obligations and Guaranties. Subject to any limitation set forth in any Loan Document, each of Borrower, each Subsidiary and Owner Trustee party hereto, and Willis Lease France (“WLF”), hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents to which it is a party (including, without limitation, the grant of security made by such party pursuant to the Collateral Documents to which it is a party) and confirms that such liens and security interests continue to secure the Obligations under such Loan Documents, in each case subject to the terms thereof and (iii) in the case of each guarantor that has executed a Subsidiary Guaranty or Owner Trustee Guaranty, ratifies and reaffirms its guaranty of the Obligations. 3. Amendment of Credit Agreement. Effective as of the Transition Time, notwithstanding anything to the contrary contained in the Credit Agreement or in any other Loan Document, the Credit Agreement (and, to the extent provided in Exhibit A, any annexes, exhibits and schedules thereto) is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: stricken text) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached hereto as Exhibit A. A copy of the Credit Agreement is attached hereto as Exhibit A, and is marked, as described in the preceding sentence, to show the additions and deletions made to the Credit Agreement as of the Transition Time pursuant to this Amendment. 4. Effect on Outstanding LIBOR Loans. The amendments to LIBOR Related Definitions and provisions with respect thereto set forth in the pages of the Credit Agreement attached as Exhibit A hereto shall not apply with respect to any (i) LIBOR Loan requested, made or outstanding that bears interest with reference to the Applicable LIBOR Rate that (A) is or was set prior to the Transition Time and (B) is held constant for a specifically designated period and is not reset on a daily or substantially daily basis (disregarding day count, weekend or holiday conventions) and (ii) any retroactive margin, yield, fee or commission increases available to the Administrative Agent or the Lenders as a result of any inaccuracy in any financial statement or compliance certificate that, if corrected, would have led to the application of a higher interest margin or yield with respect to any LIBOR Loan or any higher fee or commission for any applicable period, and in each case, the LIBOR Related Definitions and provisions with respect thereto (as in effect immediately prior to giving effect to the provisions of this Amendment) shall continue in effect solely for such purpose; provided that, with respect to any such LIBOR Loan described in subclause (i) of this Section 4, such LIBOR Loan shall only continue in effect in accordance with its terms until the then- current LIBOR Loan Period for such LIBOR Loan has concluded. As used in this Section 4, “LIBOR Related Definitions” means any term defined in the Credit Agreement or any other Loan Document (or any -3- Amendment No. 3 to Fourth Amended & Restated Credit Agreement 0A22-196038 partial definition thereof) as in effect immediately prior to giving effect to the provisions of this Amendment on the Effective Date, however phrased, primarily relating to the determination, administration or calculation of the Applicable LIBOR Rate, including by way of example any instances of “Applicable LIBOR Rate”, “Applicable LIBOR Margin”, “LIBOR”, “LIBOR Basis”, “LIBOR Loan”, “LIBOR Loan Period,” and “LIBOR Reserve Percentage”. 5. Notice. To the extent that the Administrative Agent is required (pursuant to any Loan Document or otherwise) to provide notice to the Borrower, any Lender or any other party party to the Credit Agreement of (i) a Benchmark Transition Event with respect to LIBOR, (ii) a Benchmark Replacement Date, (iii) the implementation of the Benchmark Replacement or (iv) any Benchmark Replacement Conforming Changes in connection with the adoption and implementation of the Benchmark Replacement or the use and administration thereof, this Amendment shall constitute such notice. 6. Conditions. 6.1. This Amendment shall become effective as of the date by which the Agent shall have received a counterpart of this Amendment duly executed by Borrower and the Agent, and agreed to and accepted by each Guarantor, provided that the amendments to the Credit Agreement set forth in Exhibit A hereto shall not take effect until the Transition Time. 7. Borrower’s Representations and Warranties. Borrower represents and warrants, for the benefit of the Lenders and the Agent, as follows: 7.1. Borrower has all requisite power and authority under applicable law and under its certificate of incorporation and bylaws to execute, deliver and perform this Amendment, and to perform the Loan Documents as amended hereby. There have been no changes in the certificate of incorporation and bylaws of Borrower since the Closing Date. 7.2. all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for Borrower to execute, deliver and perform this Amendment, and to perform the Loan Documents as amended hereby, have been taken and/or received; 7.3. this Amendment, and the Loan Documents, as amended by this Amendment, constitute the legal, valid and binding obligation of Borrower enforceable against it in accordance with the terms hereof (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by proceedings in equity or at law); 7.4. the execution, delivery and performance of this Amendment, and the performance of the Loan Documents, as amended hereby, will not (a) violate or contravene any material requirement of Applicable Law or (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which Borrower or any of its property may be bound; 7.5. the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the date of this Amendment, before and after giving effect to the same, as though made on and as of such date (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof); and 7.6. no Default has occurred and is continuing. 8. Reference to and Effect on the Credit Agreement and the Other Loan Documents. -4- Amendment No. 3 to Fourth Amended & Restated Credit Agreement 0A22-196038 8.1. Effective as of the Transition Time, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby. 8.2. Except as specifically amended herein, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby reaffirmed, ratified and confirmed in all respects. Borrower acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Notes or any other Loan Document. 8.3. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. 9. Payment of Expenses. Borrower shall pay the fees and expenses of the Agent in connection with this Amendment in accordance with Section 12.2 of the Credit Agreement. 10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of the signature page to this Amendment by facsimile or electronic means (including as a .pdf or .tif document) shall be as effective as delivery of a manually executed counterpart of this Amendment. 11. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without reference to its choice-of-law rules (other than Section 5-1401 of the New York General Obligations Law). If any court of competent jurisdiction in the state of New York determines any provision of this Amendment or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents. 12. No Impairment; No Novation. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Amendment and all Loan Documents shall remain in full force and effect. The execution and delivery of this Amendment is not intended to, and shall not, constitute a novation of any Loan Document. 13. Integration. The Loan Documents, including this Amendment: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Amendment and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. Notwithstanding the foregoing or the modifications to the Credit Agreement set forth in Exhibit A attached hereto, nothing contained herein shall amend, restate or otherwise modify the provisions of the First Amendment that, by their terms, shall become effective immediately (and without need for further action, consent, or confirmation of any Person) upon or after either the (a) Change in Control Date or (b) Change in Control Financing Date (each, as defined in the First Amendment).

-5- Amendment No. 3 to Fourth Amended & Restated Credit Agreement 0A22-196038 [Signature Pages Follow] -Signature Page- Amendment No. 3 to Fourth Amended & Restated Credit Agreement IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above. BORROWER WILLIS LEASE FINANCE CORPORATION, a Delaware corporation By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President -Signature Page- Amendment No. 3 to Fourth Amended & Restated Credit Agreement AGENT: MUFG BANK, LTD. By: /s/ Gordon R. Cook Name: Gordon R. Cook Title: Managing Director -Signature Page- Amendment No. 3 to Fourth Amended & Restated Credit Agreement Each of the following hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agent, as of the date first set forth above. COCONUT CREEK AVIATION ASSETS LLC By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President WILLIS LEASE (IRELAND) LIMITED By: /s/ Brian R. Hole Name: Brian R. Hole Title: Alternate Director WILLIS ASSET MANAGEMENT LIMITED By: /s/ Brian R. Hole Name: Brian R. Hole Title: Director WEST ENGINE FUNDING LLC By: /s/ Brian R. Hole Name: Brian R. Hole Title: Senior Vice President WILLIS LEASE MARINE LLC By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President WILLIS AERONAUTICAL SERVICES, INC. By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President WLFC (IRELAND) LIMITED By: /s/ Brian R. Hole Name: Brian R. Hole Title: Alternate Director WILLIS LEASE FRANCE By: /s/ Brian R. Hole Name: Brian R. Hole Title: President

-Signature Page- Amendment No. 3 to Fourth Amended & Restated Credit Agreement The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agent, as of the date first set forth above. WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements By: /s/ Sara Corcoran Name: Sara Corcoran Title: Officer -Signature Page- Amendment No. 3 to Fourth Amended & Restated Credit Agreement The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agent, as of the date first set forth above. U.S. BANK NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements By: /s/ Juan S. Hernandez Name: Juan S. Hernandez Title: Assistant Vice President -Signature Page- Amendment No. 3 to Fourth Amended & Restated Credit Agreement The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agent, as of the date first set forth above. BANK OF UTAH, not individually but solely as Owner Trustee under the Trust Agreements By: /s/ Joseph H. Pugsley Name: Joseph H. Pugsley Title: Vice President Exhibit A Amendment No. 3 to Fourth Amended & Restated Credit Agreement Exhibit A Amended Credit Agreement [Appended.]

SMRH:4838-5569-6023.10 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement EXHIBIT A TO AMENDMENT NO. 3 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT among WILLIS LEASE FINANCE CORPORATION, as Borrower MUFG BANK, LTD., as Administrative Agent, Joint Lead Arranger and Joint Bookrunner MUFG BANK, LTD., as Security Agent BOFA SECURITIES, INC., as Joint Lead Arranger, Joint Bookrunner and Syndication Agent WELLS FARGO SECURITIES, LLC, as Joint Lead Arranger and Joint Bookrunner WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent U.S. BANK NATIONAL ASSOCIATION, CITY NATIONAL BANK and THE HUNTINGTON NATIONAL BANK, as Senior Managing Agents and THE FINANCIAL INSTITUTIONS PARTIES HERETO FROM TIME TO TIME, as Lenders June 7, 2019 Conformed through December 1, 2022 SMRH:4838-5569-6023.10 -i- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement TABLE OF CONTENTS Page 1. DEFINITIONS AND ACCOUNTING TERMS .................................................................2 1.1 Defined Terms .........................................................................................................2 1.2 Accounting Terms ..................................................................................................54 1.3 UCC .......................................................................................................................54 1.4 Construction ...........................................................................................................54 1.5 USA Patriot Act Notice .........................................................................................55 1.6 Rounding ................................................................................................................55 1.7 Letter of Credit Amounts .......................................................................................55 1.8 Times of Day..........................................................................................................55 1.9 Paid in Full .............................................................................................................56 1.10 Divisions ................................................................................................................56 2. REVOLVING COMMITMENT .......................................................................................56 2.1 Revolving Loans ....................................................................................................56 2.2 Swing Line Loans. .................................................................................................58 2.3 Letters of Credit. ....................................................................................................60 2.4 Payment of Interest; Interest Rate. .........................................................................64 2.5 Maximum Rate of Interest .....................................................................................68 2.6 Fees ........................................................................................................................68 2.7 Late Payments ........................................................................................................69 2.8 Repayment and Prepayment. .................................................................................69 2.9 Term .......................................................................................................................70 2.10 Early Termination ..................................................................................................70 2.11 Note and Accounting .............................................................................................71 2.12 Manner of Payment. ...............................................................................................71 2.13 Application of Payments ........................................................................................71 2.14 Use of Proceeds......................................................................................................73 2.15 All Obligations to Constitute One Obligation .......................................................73 2.16 Authorization to Make Loans ................................................................................73 2.17 [Reserved] ..............................................................................................................73 2.18 Administrative Agent’s Right to Assume Funds Available for Revolving Loans ......................................................................................................................73 2.19 Optional Increase to the Revolving Commitment. ................................................74 2.20 Withholding of Taxes. ...........................................................................................76 3. SECURITY ........................................................................................................................79 4. CONDITIONS PRECEDENT ...........................................................................................79 4.1 Conditions Precedent to Closing ............................................................................79 4.2 Conditions to All Loans (Including Issuance of Letters of Credit) .......................82 4.3 Conditions to Borrowing Base Inclusion for Engine and Equipment....................82 4.4 Conditions to Borrowing Base Inclusion for Specified Asset ...............................85 SMRH:4838-5569-6023.10 -ii- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 5. REPRESENTATIONS AND WARRANTIES..................................................................85 5.1 Corporate Existence; Compliance with Law .........................................................85 5.2 Executive Offices; Corporate or Other Names; Conduct of Business ...................85 5.3 Authority; Compliance with Other Agreements and Instruments and Government Regulations .......................................................................................86 5.4 No Governmental Approvals Required .................................................................86 5.5 Subsidiaries ............................................................................................................86 5.6 Financial Statements ..............................................................................................87 5.7 No Material Adverse Effect ...................................................................................87 5.8 Title To and Location of Property .........................................................................87 5.9 Intellectual Property ...............................................................................................87 5.10 Litigation ................................................................................................................87 5.11 Binding Obligations ...............................................................................................88 5.12 No Default ..............................................................................................................88 5.13 ERISA ....................................................................................................................88 5.14 Regulation U; Investment Company Act ...............................................................88 5.15 Disclosure ..............................................................................................................88 5.16 Tax Liability...........................................................................................................89 5.17 Hazardous Materials ..............................................................................................89 5.18 Security Interests ....................................................................................................89 5.19 Leases, Engines and Equipment ............................................................................89 5.20 Cape Town Convention .........................................................................................90 5.21 Depreciation Policies .............................................................................................90 5.22 Outstanding Preferred Stock ..................................................................................90 5.23 Eligible Engines and Equipment ............................................................................90 5.24 Preservation of International Interests ...................................................................90 5.25 Collateral Documents.............................................................................................90 5.26 Anti-Money Laundering; Anti-Corruption Practices. ............................................90 5.27 Covered Entity .......................................................................................................91 6. AFFIRMATIVE COVENANTS (OTHER THAN INFORMATION AND REPORTING REQUIREMENTS) ....................................................................................91 6.1 Payment of Taxes and Other Potential Liens .........................................................91 6.2 Preservation of Existence .......................................................................................91 6.3 Maintenance of Property ........................................................................................91 6.4 Maintenance of Insurance ......................................................................................92 6.5 Compliance with Applicable Laws ........................................................................92 6.6 Inspection Rights ...................................................................................................93 6.7 Keeping of Records and Books of Account ...........................................................93 6.8 Compliance with Agreements ................................................................................93 6.9 Use of Proceeds......................................................................................................93 6.10 Hazardous Materials Laws .....................................................................................93 6.11 Future Subsidiaries.................................................................................................93 6.12 Conduct of Business ..............................................................................................93 6.13 Further Assurances; Schedule Supplements. .........................................................94 6.14 Financial Covenants ...............................................................................................95 6.15 Subordination of Third Party Fees .........................................................................95 SMRH:4838-5569-6023.10 -iii- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 6.16 Maintenance of Borrowing Base ...........................................................................95 6.17 Placards ..................................................................................................................95 6.18 Maintenance of Current Depreciation Policies ......................................................95 6.19 Preservation of International Interests ...................................................................96 6.20 Maintenance of WEST Management Agreement and Servicing Agreement ........96 6.21 Sanctions; Anti-Corruption Laws ..........................................................................96 7. NEGATIVE COVENANTS ..............................................................................................96 7.1 Modification of Formation Documents .................................................................96 7.2 Modification of Debt..............................................................................................96 7.3 [Reserved]. .............................................................................................................96 7.4 Payment of Subordinated Obligations ...................................................................96 7.5 Mergers ..................................................................................................................97 7.6 Hostile Acquisitions ...............................................................................................97 7.7 ERISA ....................................................................................................................97 7.8 Change in Nature of Business ................................................................................97 7.9 Liens and Negative Pledges ...................................................................................97 7.10 Indebtedness and Guaranteed Indebtedness...........................................................98 7.11 Transactions with Affiliates ...................................................................................98 7.12

SMRH:4838-5569-6023.10 -iv- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 11.6 Cash Collateral; Repayment of Swing Line Loan(s) ...........................................110 12. MISCELLANEOUS ........................................................................................................110 12.1 Complete Agreement; Modification of Agreement .............................................110 12.2 Reimbursement and Expenses .............................................................................110 12.3 Indemnity. ............................................................................................................111 12.4 No Waiver ............................................................................................................111 12.5 Severability; Drafting...........................................................................................112 12.6 Conflict of Terms .................................................................................................112 12.7 Notices. ................................................................................................................112 12.8 Binding Effect; Assignment. ................................................................................113 12.9 Right of Setoff......................................................................................................116 12.10 Sharing of Setoffs ................................................................................................116 12.11 Section Titles .......................................................................................................117 12.12 Counterparts .........................................................................................................117 12.13 Time of the Essence .............................................................................................117 12.14 GOVERNING LAW; VENUE ............................................................................117 12.15 WAIVER OF JURY TRIAL ................................................................................118 12.16 Amendments; Consents .......................................................................................118 12.17 Foreign Lenders and Participants.........................................................................120 12.18 Custodial Agreement ...........................................................................................121 12.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions ..........121 12.20 Disclaimer of Fiduciary Obligations ....................................................................121 12.21 Certain ERISA Matters ........................................................................................121 12.22 MIRE Events ........................................................................................................123 13. ADMINISTRATIVE AGENT .........................................................................................123 13.1 Appointment and Authorization ..........................................................................123 13.2 Administrative Agent and Affiliates ....................................................................123 13.3 Lenders’ Credit Decisions....................................................................................123 13.4 Action by Administrative Agent. .........................................................................124 13.5 Liability of Administrative Agent ........................................................................124 13.6 Indemnification ....................................................................................................125 13.7 Successor Administrative Agent ..........................................................................126 13.8 No Obligations of Borrower ................................................................................127 13.9 No Other Duties, Etc ............................................................................................127 14. SECURITY AGENT .......................................................................................................128 14.1 Appointment and Authorization ..........................................................................128 14.2 Security Agent and Affiliates ...............................................................................128 14.3 Proportionate Interest in any Collateral ...............................................................128 14.4 Lenders’ Credit Decisions....................................................................................128 14.5 Action by Security Agent.....................................................................................128 14.6 Liability of Security Agent ..................................................................................129 14.7 Indemnification ....................................................................................................130 14.8 Successor Security Agent ....................................................................................130 14.9 Collateral Matters.................................................................................................131 SMRH:4838-5569-6023.10 -v- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 14.10 No Obligations of Borrower ................................................................................132 15. COMMITMENT COSTS AND RELATED MATTERS. ...............................................132 15.1 Commitment Costs and Related Matters. ............................................................132 15.2 Capital Adequacy .................................................................................................135 15.3 Federal Reserve System/Wire Transfers ..............................................................136 15.4 Assignment of Commitments Under Certain Circumstances; Duty to Mitigate ................................................................................................................136 15.5 Acknowledgement Regarding Any Supported QFCs ..........................................137 INDEX OF SCHEDULES AND EXHIBITS Schedule A Revolving Commitment – Pro Rata Share Schedule 1.1 Liens of Record Schedule 4.1 Schedule of Documents Schedule 5.2 Executive Offices; Corporate or Other Names; Conduct of Business Schedule 5.5 Subsidiaries Schedule 5.7 No Other Liabilities; No Material Adverse Changes Schedule 5.9 Trade Names Schedule 5.10 Litigation Schedule 5.17 Hazardous Materials Schedule 5.21 Depreciation Policies Schedule 5.22 Preferred Stock Schedule 5.23 Eligible Leases and Equipment as of the Closing Date Schedule 7.10 Indebtedness and Guaranteed Indebtedness existing on the Closing Date Schedule 7.15 Investments Existing as of the Closing Date Exhibit A Form of Borrowing Base Certificate Exhibit B Form of Borrowing Notice Exhibit C Form of Commitment Assignment and Acceptance Exhibit D Form of Compliance Certificate Exhibit E Form of Subsidiary Mortgage and Security Agreement Exhibit F Forms of Beneficial Interest Pledge Agreement Exhibit G Forms of Owner Trustee Mortgage and Security Agreement Exhibit H Forms of Owner Trustee Guaranty Exhibit I Form of Leasing Subsidiary Security Assignment Exhibit J Form of Subsidiary Guaranty Exhibit K Forms of Trust Agreement Exhibit L Form of Placard SMRH:4838-5569-6023.10 -1- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement FOURTH AMENDED AND RESTATED CREDIT AGREEMENT THIS FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”), is entered into as of June 7, 2019, among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (“Borrower”), the lenders from time to time parties hereto (collectively, the “Lenders” and individually, a “Lender”), MUFG BANK, LTD., as administrative agent (in such capacity, “Administrative Agent”), Joint Lead Arranger, Lender, Swing Line Lender and Issuing Lender, MUFG BANK, LTD., as Security Agent (in such capacity, “Security Agent”), BOFA SECURITIES, INC., as Joint Lead Arranger, Joint Bookrunner and Syndication Agent (in such capacity, “Syndication Agent”), WELLS FARGO SECURITIES, LLC,, as Joint Lead Arranger and Joint Bookrunner, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent (in such capacity, “Documentation Agent”), and U.S. BANK NATIONAL ASSOCIATION, CITY NATIONAL BANK and THE HUNTINGTON NATIONAL BANK, as Senior Managing Agents, effective as of the Closing Date, with reference to the following facts: RECITALS A Borrower, each of the financial institutions as a lender party thereto (collectively, the “Existing Lenders”), MUFG Bank, Ltd., as administrative agent, joint lead arranger and sole bookrunner for the Existing Lenders, Bank of America, N.A., as co-syndication agent, Merrill Lynch Pierce, Fenner And Smith Incorporated, as joint lead arranger and joint bookrunner, Wells Fargo Bank, National Association, as co-syndication agent, Wells Fargo Securities, LLC, as joint lead arranger and joint bookrunner, U.S. Bank National Association, as documentation agent, joint lead arranger and joint bookrunner, Capital One, N.A., as senior managing agent, and The Huntington National Bank, as managing agent, are parties to that certain Third Amended and Restated Credit Agreement dated as of April 20, 2016 (as amended, supplemented, or otherwise modified from time to time, the “Existing Credit Agreement”). Pursuant to the Existing Credit Agreement, the Existing Lenders made a revolving credit facility available to the Borrower to be used for the purchase or refinance of certain engines and equipment and for working capital and general corporate purposes. B Borrower is in the business of purchasing and leasing aircraft and airplane engines and equipment, and has requested that Lenders, Swing Line Lender and Issuing Lender (collectively, the “Credit Facility Lenders”) provide Borrower with a revolving line of credit in an amount equal to the Revolving Commitment to be used by Borrower for, among other things, refinancing the loans outstanding under the Existing Credit Agreement and for its general corporate purposes, including financing aircraft and airplane engines and equipment owned and held for lease or sale. C Credit Facility Lenders are willing to extend such a revolving line of credit to Borrower, subject to the terms and conditions set forth herein. D Borrower has requested and the parties hereto agree that the Existing Credit Agreement shall be amended and restated in its entirety as set forth herein. SMRH:4838-5569-6023.10 -2- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: 1. DEFINITIONS AND ACCOUNTING TERMS 1.1 Defined Terms. As used in this Agreement, the following terms shall have the respective meanings set forth below: “Acceptable Airframe Class” means an aircraft or Airframe in the [***] class, the [***] class, the [***] class or the [***] class. “Acceptable Engine Manufacturer” means any of General Electric Company, Safran (formerly, Snecma), CFM International, Pratt & Whitney, Rolls-Royce, International Aero Engines and any other aircraft engine manufacturer approved by Administrative Agent in the exercise of its reasonable discretion. “Account Debtor” means any Person who is obligated under an Account. “Accounts” means all “accounts,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower, including (a) all accounts receivable, payments and pre- payments under Leases, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by chattel paper, documents or instruments), whether arising out of goods sold or services rendered by it or from any other transaction (including any such obligations that may be characterized as an account or contract right under the UCC), (b) all purchase orders or receipts for goods or services, (c) all rights to any goods represented by any of the foregoing (including unpaid sellers’ rights of rescission, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all monies due or to become due to Borrower under all purchase orders and contracts for the sale of goods or the performance of services or both by Borrower or in connection with any other transaction (whether or not yet earned by performance on the part of Borrower) now or hereafter in existence, including the right to receive the proceeds of said purchase orders and contracts, and (e) all collateral security and guaranties of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing. “Acquisition” means any transaction, or any series of related transactions, consummated after the Closing Date, by which Borrower and/or any of its Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any Person engaged in any ongoing business, whether through purchase of assets, merger or any division or line of business thereof or otherwise, (b) acquires control of securities of a Person engaged in an ongoing business representing more than 50% of the ordinary voting power for the election of directors or other governing position if the business affairs of such Person are managed by a board of directors or other governing body or (c) acquires control of more than 50% of the ownership interest in any partnership, joint venture, limited liability company, business trust or other Person engaged in an ongoing business that is not managed by a board of directors or other governing body.

SMRH:4838-5569-6023.10 -3- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Adjusted Base Value” means, with respect to an Engine, such Engine’s Base Value, adjusted for the actual maintenance status of such Engine, but without regard to any Lease, Maintenance Reserve Payments, Security Deposits or other related assets. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agency Fee Letter” shall have the meaning set forth in Section 2.6.3. “Administrative Agent” means that party mentioned in the introductory paragraph hereof, when such party is acting in its capacity as Administrative Agent under any of the Loan Documents, or any successor Administrative Agent. “Affected Interest Period Notice” shall have the meaning set forth in Section 15.1.4. “Affiliate” means, with respect to any Person, another Person that, directly or indirectly, Controls, or is Controlled by or is under common Control with such other Person. For the purpose of this definition, “Control” or “Controlled” means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, “Affiliate” shall not include WMES or CWEL. “Agent” means Administrative Agent and/or Security Agent, as applicable, and “Agents” means, collectively, Administrative Agent and Security Agent. “Agreement” means this Credit Agreement, as the same may, from time to time, be amended, supplemented, modified or restated. “Airframe” means the remaining parts of an aircraft, less its Engines. “Applicable Base Rate” means the percentage as calculated in Section 2.4.1(a). “Applicable Base Rate Margin” means the percentage determined by reference to Table 1 in Section 2.4.1(c) of this Agreement. “Applicable L/C Rate” means the percentage determined by reference to Table 1 in Section 2.4.1(c) of this Agreement. “Applicable Law” means, in respect of any Person and its property, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person or such property, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it or its properties are bound. SMRH:4838-5569-6023.10 -4- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Applicable SOFR Rate” means the percentage as calculated in Section 2.4.1(b). “Applicable SOFR Rate Margin” means the percentage determined by reference to Table 1 in Section 2.4.1(c) of this Agreement. “Applicable Unused Line Fee Percentage” means the percentage determined by reference to Table 1 in Section 2.4.1(c) of this Agreement. “Appraisal” means (i) with respect to an Engine or an item of Equipment, a “desktop appraisal” (i.e., an appraisal of the value of a particular engine or equipment type, which is rendered without a physical inspection of such Engine or Equipment and its related records), or, if a Default or Event of Default exists and is continuing, such other type of appraisal as shall be required by Security Agent, including an “extended desktop appraisal” (i.e., an appraisal of the Engine or Equipment considering its maintenance status, but which is rendered without any visual inspection of such Engine or Equipment) or a “full appraisal” (which does include a visual inspection), of an Engine or Equipment to determine the Appraised Value of such Engine or Equipment, performed by an Appraiser retained by Security Agent on behalf of the Lenders; (ii) with respect to Specified Real Properties, an MAI appraisal of the value thereof, determined on an “as-is” market value basis, or the equivalent thereof in the relevant jurisdiction to the extent such Property is located in a jurisdiction other than the United States; and (iii) with respect to Specified Vessel, an appraisal of the value thereof, determined on an “as-is” market value basis, in form, substance and content satisfactory to Administrative Agent. “Appraisal Deficiency” means the excess, if any, of (i) the Net Book Value of all Eligible Engines, Eligible Equipment, Eligible Saleable Assets, and Eligible Specified Assets, in each case, included in the Borrowing Base, over (ii) the most recent Appraised Value of the foregoing or, with respect to Parts included in the Borrowing Base in respect of which Administrative Agent has not requested an Appraisal, the Net Book Value thereof (calculated in the case of both (i) and (ii) by multiplying such values times the applicable advance percentage specified in clauses (a) through (g) of the definition of Borrowing Base). “Appraised Value” means, (i) with respect to an Engine, the Adjusted Base Value of such Engine, as determined in an Appraisal, (ii) with respect to Equipment, the Equipment Market Value or Parts Market Value, as the case may be, of such Equipment, as determined in an Appraisal, and (iii) with respect to a Specified Asset, the value determined in the most recent Appraisal for such Specified Asset. “Appraiser” means (i) with respect to Equipment and Engines, IBA Group Ltd., or any other independent appraiser that is a member of the International Society of Transport Aircraft Trading (“ISTAT”) or, if ISTAT ceases to exist, any similar professional aircraft appraiser organization and that in each case (other than IBA Group Ltd.) is acceptable to Administrative Agent, and (ii) with respect to any Specified Assets, an independent, licensed appraiser that is selected by Administrative Agent in consultation with Borrower. “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans or similar extensions SMRH:4838-5569-6023.10 -5- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement of credit in the ordinary course of its business and that is owned by (a) a Lender or (b) an Affiliate of a Lender. “APU” means an auxiliary power unit, capable of being installed on an aircraft, to start the main engines, usually with compressed air, and to provide electrical power and air conditioning while the aircraft is on the ground and, in certain cases, in the air. “Australian Dollars” means the lawful currency of Australia. “Authorized Party” means each Person identified in Section 2.16. “Authorized Signatory” means (a) the chairman of the board and chief executive officer, (b) the president, (c) the senior vice president and chief financial officer (or interim chief financial officer) and (d) any executive or senior vice president, in each case of Borrower, and solely with respect to (i) Borrowing Notices, (ii) Borrowing Base Certificates, (iii) Compliance Certificates, and (iv) Requests for Letter of Credit, each person listed above (a) - (d) and the treasurer of Borrower. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (d) of Section 2.4.3 below. “Aviation Authority” means the FAA, the EASA and/or any other Governmental Authority which, from time to time, has control or supervision of civil aviation or has jurisdiction over the airworthiness, operation and/or maintenance of Eligible Equipment, Eligible Engines or Eligible Saleable Assets. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bankruptcy Code” means the Bankruptcy Code (11 U.S.C. Sections 101 et seq.). “Base Rate” shall have the meaning set forth in Section 2.4.1(a). “Base Rate Loans” means a Revolving Loan or Swing Line Loan which Borrower requests to be made as a Base Rate Loan or a Revolving Loan which is reborrowed as, or converted to, a Base Rate Loan, in accordance with the provisions of Sections 2.1.2 and 2.1.3(c). SMRH:4838-5569-6023.10 -6- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Base Value” means, with respect to an Engine, an Appraiser’s opinion of the underlying economic value of an Engine in an open, unrestricted, stable market environment with a reasonable balance of supply and demand, and assumes full consideration of its “highest and best use.” An Engine’s Base Value is founded in the historical trend of values and in the projection of value trends and presumes an arm’s-length, cash transaction between willing and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time for marketing. Base Value typically assumes that an engine’s physical condition is average for an engine of its type and age, and its maintenance time status is at mid-life, mid-time (or benefiting from an above-average maintenance status if new). “Benchmark” means, initially, LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date has occurred with respect to LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (a) of Section 2.4.3 below. “Benchmark Replacement” means, for any Available Tenor, (a) with respect to any Benchmark Transition Event or Early Opt-in Election, the first alternative set forth in the order below that can be determined by Administrative Agent for the applicable Benchmark Replacement Date: (1) the sum of: (A) Term SOFR and (B) the related Benchmark Replacement Adjustment; (2) the sum of: (A) Daily Simple SOFR and (B) the related Benchmark Replacement Adjustment; (3) the sum of: (A) the alternate benchmark rate that has been selected by Administrative Agent and Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; or (b) with respect to any Term SOFR Transition Event, the sum of (i) Term SOFR and (ii) the related Benchmark Replacement Adjustment; provided that, in the case of clause (a)(1) or clause (b), the applicable Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion and approved by Borrower. If the Benchmark Replacement as determined pursuant to clause (a)(1),

SMRH:4838-5569-6023.10 -7- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (a)(2) or (a)(3) or clause (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (a)(1) and (a)(2) of the definition of “Benchmark Replacement” set forth in this Section 1.1, the first alternative set forth in the order below that can be determined by the Administrative Agent in consultation with Borrower: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Available Tenor of such Benchmark; (2) for purposes of clause (a)(3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar- denominated syndicated credit facilities; and (3) for purposes of clause (b) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of USD LIBOR with a SOFR- based rate; provided that, (x) in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by Administrative Agent in its reasonable discretion and (y) if the then- current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement that will replace such Benchmark in accordance with Section 2.4.3 will not be a term rate, the SMRH:4838-5569-6023.10 -8- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be, with respect to each Unadjusted Benchmark Replacement having a payment period for interest calculated with reference thereto, the Available Tenor that has approximately the same length (disregarding business day adjustments) as such payment period. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Administrative Agent reasonably decides, after consultation with Borrower, may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Administrative Agent reasonably decides, after consultation with Borrower, is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event” set forth in this Section 1.1, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; (3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after Administrative Agent has provided a Term SOFR Notice to the Lenders and Borrower pursuant to clause (a)(ii) of Section 2.4.3 below; or (4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as Administrative Agent has not received, by 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Requisite Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) SMRH:4838-5569-6023.10 -9- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.4.3(a) below and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.4.3(a) below. “Beneficial Interest” means a beneficial interest in a trust which owns one or more Engines or items of Equipment. SMRH:4838-5569-6023.10 -10- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Beneficial Interest Pledge Agreements” means, collectively, those certain Beneficial Interest Pledge Agreements, in substantially the form attached hereto as Exhibit F with such modifications thereto approved by Administrative Agent in its reasonable discretion, as each may be amended, modified or supplemented from time to time, entered into by Borrower (or its Wholly-Owned Subsidiary, if applicable), the applicable Owner Trustee, and Security Agent, whereby Borrower (or its Wholly-Owned Subsidiary, if applicable) pledges to Security Agent all of its right, title and interest in the Beneficial Interest under each applicable Trust Agreement. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means, solely for purposes of Section 12.21, any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Books and Records” means all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, accounting books and records, financial statements (actual and pro forma), and filings with Governmental Authorities. “Borrower” means Willis Lease Finance Corporation, a Delaware corporation. “Borrowing Availability” means, at any time, the lesser of (a) the Maximum Amount, or (b) the Borrowing Base. “Borrowing Base” means, at any time, an amount equal to the sum of the following (without duplication), as shall be determined by Administrative Agent based on the Borrowing Base Certificate most recently delivered by Borrower to Administrative Agent and on other information available to Administrative Agent: (a) [***] ([***]%) of the Net Book Value of Eligible Engines that have not been Off-Lease for a period of greater than 180 days as of the date of determination; plus (b) [***] percent ([***]%) of the Net Book Value of all other Eligible Engines; plus (c) [***] percent ([***]%) of the Net Book Value of Eligible Equipment that has not been Off-Lease for a period of greater than 180 days as of the date of determination; plus (d) [***] percent ([***]%) of the Net Book Value of all other Eligible Equipment (other than Eligible Corporate Aircraft); plus (e) [***] percent ([***]%) of the Net Book Value of Eligible Saleable Assets; plus

SMRH:4838-5569-6023.10 -11- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (f) [***] percent ([***]%) of the Net Book Value of Eligible Corporate Aircraft; plus (g) [***] percent ([***]%) of the Net Book Value of Eligible Specified Assets; provided that all of the following conditions shall apply to the Borrowing Base: (x) Annual Appraisal. The Net Book Value of (a) all Eligible Engines, Eligible Equipment (excluding Eligible Parts but, for the avoidance of doubt, including Eligible Corporate Aircraft), Eligible Saleable Assets (excluding Parts that constitute Eligible Saleable Assets) and Eligible Specified Assets included in the Borrowing Base shall be adjusted annually and (b) if requested by Administrative Agent, all Parts included in the Borrowing Base shall be adjusted annually, in each case based on an Appraisal of such assets by an Appraiser, as set forth in Section 8.1.6, and Borrower will be required, as set forth in Section 2.8.3, to pay down the Loans by the amount of any Borrowing Base Deficiency resulting from an Appraisal Deficiency; and (y) Additional Conditions. The aggregate Margin Value of Eligible Engines, Eligible Equipment, Eligible Saleable Assets and Eligible Specified Assets included in the Borrowing Base (subject to the conditions and restrictions set forth in the definition of “Borrowing Base”) shall, collectively, comply with the following additional conditions: (i) Eligible Lease Limitation. If an Eligible Engine or an item of Eligible Equipment is subject to a Lease and to be included in the Borrowing Base under clauses (a) or (c) above, the Eligible Engine or item of Eligible Equipment will be included in the Borrowing Base only if the applicable Lease is an Eligible Lease; and (ii) Concentration Limitations. The following concentration limitations shall apply to the determination of the Borrowing Base: (A) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Saleable Assets shall not exceed [***]% of the Borrowing Base; (B) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Engines and Eligible Equipment (other than Airframes and Eligible Corporate Aircraft) used on a single make and model of narrow-body aircraft shall not exceed [***]% of the Borrowing Base; provided, the foregoing limitation shall not apply to any models within the 737 or A320 families of aircraft; (C) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Engines which are Turboprop Engines shall not exceed [***]% of the Borrowing Base; (D) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Engines and Eligible Equipment (other than SMRH:4838-5569-6023.10 -12- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Eligible Corporate Aircraft) used on wide-body aircraft shall not exceed [***]% of the Borrowing Base; (E) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Engines and Eligible Equipment subject to Leases to the Three Primary Lessees shall not exceed [***]% of the Borrowing Base; (F) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Engines and Eligible Equipment subject to Leases to a single Lessee shall not exceed the following, as applicable: [***]% of the Borrowing Base with respect to a Lessee under an Investment Grade Lease and [***]% of the Borrowing Base for any other Lessee; (G) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Equipment which are Airframes (which, for the avoidance of doubt, do not include Eligible Corporate Aircraft) shall not exceed $[***]; (H) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Engines and Eligible Equipment (which, for the avoidance of doubt, do not include Eligible Saleable Assets or Eligible Corporate Aircraft) which are Off-Lease shall not exceed [***]% of the Borrowing Base; (I) the aggregate contribution to the Borrowing Base of the Margin Value of the Eligible Corporate Aircraft shall not exceed $[***]; and (J) the aggregate contribution to the Borrowing Base of the Margin Values of the Eligible Specified Assets shall not exceed $[***]. “Borrowing Base Certificate” means a certificate in the form attached hereto as Exhibit A. “Borrowing Base Deficiency” means, at any time, the amount, if any, by which the aggregate amount of any Loans then outstanding exceeds the Borrowing Base. “Borrowing Notice” means a written request for a Revolving Loan or a Swing Line Loan, as applicable, substantially in the form of Exhibit B signed by an Authorized Signatory of Borrower and properly completed to provide all information required to be included therein. “British Pound” means the lawful currency of the United Kingdom. “Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of New York are authorized or required to close. “Canadian Dollars” means he lawful currency of Canada. SMRH:4838-5569-6023.10 -13- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Cape Town Convention” means the official English language texts of the “Convention on International Interests in Mobile Equipment” and the “Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment” both of which were signed in Cape Town, South Africa on November 16, 2001, and including the Regulations for the International Registry and the Procedures for the International Registry, as promulgated thereunder and as amended, restated or supplemented from time to time. “Cape Town Eligible Lease” means those certain Leases which constitute International Interests under the Cape Town Convention. “Capital Lease Obligations” means all monetary obligations of a Person under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease; provided that any lease (or other arrangement) of such Person that is or would have been treated as an operating lease as determined in accordance with GAAP immediately prior to the issuance of the Accounting Standards Update 2016-02, Leases (Topic 842) by the Financial Accounting Standards Board shall not be treated as a capital lease under this Agreement and the other Loan Documents, whether or not such obligations were in effect as of the date such update was issued and regardless of whether GAAP requires such obligations to be treated as capitalized lease obligations in the financial statements of such Person. “Cash” means, when used in connection with any Person, all monetary and non- monetary items owned by that Person that are treated as cash in accordance with GAAP, consistently applied, including, but not limited to, cash held in ordinary demand deposit accounts. “Cash Collateralize” means to pledge and deposit with or deliver to Security Agent (or with and to a bank designated by Security Agent to be held in a deposit account subject to a control agreement), for the benefit of Security Agent (on behalf of itself and Issuing Lender and Lenders), as collateral for the total Letter of Credit Obligations or obligations of Lenders to fund participations in respect thereof, cash or deposit account balances, in each case, in an amount equal to 102% of the applicable obligations secured thereby and determined by Administrative Agent and the applicable Issuing Lender and pursuant to documentation in form and substance satisfactory to Agents and the applicable Issuing Lender (which documents are hereby consented to by the Lenders). Derivatives of the term Cash Collateralize have corresponding meanings. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral. “Cash Equivalents” means, when used in connection with any Person, that Person’s Investments in: (a) Government Securities due within one year after the date of the making of the Investment; (b) readily marketable direct obligations of any State of the United States of America or any political subdivision of any such State or any public agency or instrumentality thereof given on the date of such Investment a credit rating of at least AA by Moody’s Investors Service, Inc. or AA by Standard & Poor’s Rating Group (a division of McGraw Hill, Inc.), in each case due within one year from the making of the Investment; SMRH:4838-5569-6023.10 -14- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (c) certificates of deposit issued by, bank deposits in, Eurodollar deposits through, bankers’ acceptances of, and repurchase agreements covering Government Securities executed by Lender or any bank incorporated under the Applicable Laws of the United States of America, any State thereof or the District of Columbia and having on the date of such Investment combined capital, surplus and undivided profits of at least $250,000,000, or total assets of at least $5,000,000,000, in each case due within one year after the date of the making of the Investment; (d) certificates of deposit issued by, bank deposits in, Eurodollar deposits through, bankers’ acceptances of, and repurchase agreements covering Government Securities executed by Lender or any branch or office located in the United States of America of a bank incorporated under the Applicable Laws of any jurisdiction outside the United States of America having on the date of such Investment combined capital, surplus and undivided profits of at least $500,000,000, or total assets of at least $15,000,000,000, in each case due within one year after the date of the making of the Investment; (e) repurchase agreements covering Government Securities executed by a broker or dealer registered under Section 15(b) of the Securities Exchange Act of 1934, as amended, having on the date of the Investment capital of at least $50,000,000, due within ninety (90) days after the date of the making of the Investment; provided that the maker of the Investment receives written confirmation of the transfer to it of record ownership of the Government Securities on the books of a “primary dealer” in such Government Securities or on the books of such registered broker or dealer, as soon as practicable after the making of the Investment; (f) readily marketable commercial paper or other debt securities issued by corporations doing business in and incorporated under the Applicable Laws of the United States of America or any State thereof or of any corporation that is the holding company for a bank described in clause (c) or (d) above given on the date of such Investment a credit rating of at least P 1 by Moody’s Investors Service, Inc. or A 1 by Standard & Poor’s Rating Group (a division of McGraw Hill, Inc.), in each case due within one year after the date of the making of the Investment; (g) “money market preferred stock” issued by a corporation incorporated under the Applicable Laws of the United States of America or any State thereof (i) given on the date of such Investment a credit rating of at least AA by Moody’s Investors Service, Inc. and AA by Standard & Poor’s Rating Group (a division of McGraw Hill, Inc.), in each case having an investment period not exceeding fifty (50) days or (ii) to the extent that investors therein have the benefit of a standby letter of credit issued by Lender or a bank described in clauses (c) or (d) above; provided that (y) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and (z) the aggregate amount of all such Investments does not exceed $15,000,000; (h) a readily redeemable “money market mutual fund” sponsored by a bank described in clause (c) or (d) hereof, or a registered broker or dealer described in clause (e) hereof, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (g) hereof and given on the date

SMRH:4838-5569-6023.10 -15- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement of such Investment a credit rating of at least AA by Moody’s Investors Service, Inc. and AA by Standard & Poor’s Rating Group (a division of McGraw Hill, Inc.); (i) corporate notes or bonds having an original term to maturity of not more than one year issued by a corporation incorporated under the Applicable Laws of the United States of America, or a participation interest therein; provided that (i) commercial paper issued by such corporation is given on the date of such Investment a credit rating of at least AA by Moody’s Investors Service, Inc. and AA by Standard & Poor’s Rating Group (a division of McGraw Hill, Inc.), (ii) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and (iii) the aggregate amount of all such Investments does not exceed $15,000,000; and (j) in the case of Investments made outside of the United States of America, Cash Equivalents shall also include (i) foreign currencies, (ii) investments of the type and maturity described in clauses (a) through (i) above of foreign obligors, which investments are reasonably appropriate in connection with any business conducted by the Borrower or its Subsidiaries (as reasonably determined by the Borrower in good faith) and which investments or obligors (or the parent companies of such obligors) have the ratings described in such clauses or equivalent ratings from S&P and Moody’s and (iii) other short term investments utilized by the Borrower and its Subsidiaries in accordance with normal investment practices for cash management in such country in investments analogous to the investments described in the foregoing clauses (a) through (i) and in this paragraph and which are reasonably appropriate in connection with any business conducted by the Borrower or its Subsidiaries in such country (as reasonably determined by the Borrower in good faith). “Change in Control” means (i) (a) any transaction or series of related transactions in which any Unrelated Person or two or more Unrelated Persons acting in concert acquire beneficial ownership (within the meaning of Rule 13d 3(a)(1) under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the voting power of all of the outstanding capital stock of Borrower and (b) at any time during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of Borrower (together with any new or replacement directors whose elections by the shareholders of Borrower was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Borrower then in office; or (ii) Borrower consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its assets to any Person or any Person consolidates with or merges into Borrower, in either event pursuant to a transaction in which the ownership interests in Borrower are changed into or exchanged for cash, securities or other property, with the effect that any Unrelated Person acquires beneficial ownership, directly or indirectly, of more than 50% of the voting power of all the outstanding capital stock of Borrower or that the Persons who were the holders of the voting power of all the outstanding capital stock of Borrower immediately prior to the transaction hold less than 50% of the interests of the surviving entity after the transaction. For purposes of the foregoing, the term “Unrelated Person” means any Person other than (1) Borrower or an Affiliate or Subsidiary of Borrower, (2) an employee stock ownership plan or other employee benefit plan covering the employees of Borrower and its Subsidiaries, or (3) each of Charles F. SMRH:4838-5569-6023.10 -16- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Willis IV and Austin Willis, any member of each of their respective immediate families, and each of their Affiliates, respective trusts, family limited partnerships or heirs. “Charges” means all Federal, state, county, city, municipal, local, foreign or other governmental Taxes (including Taxes owed to PBGC at the time due and payable), liens, and all additional expenses, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of Borrower, (d) the ownership or use of any assets by Borrower, or (e) any other aspect of Borrower’s business. “Chattel Paper” means all “chattel paper,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, but excluding Leases. “Claim” means any and all suits, actions, or proceedings in any court or forum, at law, in equity or otherwise; costs, fines, deficiencies, or penalties; asserted claims or demands by any Person; arbitration demands, proceedings or awards; damages, losses, liabilities and expenses (including reasonable attorneys’ fees and disbursements and other costs of collection, defense or appeal); enforcement of rights and remedies; or criminal, civil or regulatory investigations. “Closing Date” means the time and Business Day on which the conditions set forth in Section 4.1 are satisfied or waived. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means all right, title and interest of the Borrower and its Subsidiaries (other than the Excluded Subsidiaries) in and to all of its assets and properties, whether now existing or owned or hereafter acquired, in each case, as more specifically defined as “Collateral” in each of the Collateral Documents, and shall include [***]% of residual cash distributions from WEST, but shall exclude (i) Borrower's beneficial interest in any Special Purpose Financing Vehicle; (ii) the WEST Servicing Agreement; (iii) one Corporate Aircraft being Bombardier Model BD-700-1A10 (Global Express) and any other Corporate Aircraft purchased from time to time, in each case if not included in the Borrowing Base and only for the period during which it is not included in the Borrowing Base; and (iv) except to the extent pledged pursuant to a Stock Pledge Agreement, the Stock of any Subsidiary of Borrower that is incorporated or otherwise organized under the Applicable Laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia. “Collateral Documents” means, collectively, that certain Security Agreement, the Mortgage and Security Agreement, the Custodial Agreement, the Stock Pledge Agreement, each Stock Power, each Owner Trustee Mortgage and Security Agreement, each Beneficial Interest Pledge Agreement, each Subsidiary Guaranty, each Owner Trustee Guaranty, each Leasing Subsidiary Security Assignment, each Specified Asset Collateral Document, UCC financing statements, and such other agreements, and all amendments thereto, instruments and documents as Security Agent may reasonably require pursuant to this Agreement. “Commitment” means, with respect to each Lender, its commitment to make (a) Loans (including, in the case of Swing Line Lender, Swing Line Loans and, in the case of an Issuing Lender, issue Letters of Credit), and (b) purchase a participation in (i) Letters of Credit Obligations and (ii) Swing Line Loans, and, with respect to all Lenders, their Pro Rata shares of SMRH:4838-5569-6023.10 -17- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement the Revolving Commitment collectively, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule A to this Agreement or in the Commitment Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 12.8.2 of this Agreement, and as such amounts may be increased or decreased by the amount of reductions in the Revolving Commitment made in accordance with Sections 2.10 and 2.19 hereof, respectively. “Commitment Assignment and Acceptance” means a commitment assignment and acceptance substantially in the form of Exhibit C. “Compliance Certificate” means a Compliance Certificate in the form attached hereto as Exhibit D signed by an Authorized Signatory. “Consolidated Interest” means with respect to Borrower and its Subsidiaries as of the last day of any fiscal period, the sum of all interest, fees, charges and related expenses (in each case as such expenses are calculated according to GAAP) paid or payable (without duplication) for that fiscal period to a lender in connection with borrowed money (including net payment obligations pursuant to Swap Contracts and any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered “interest expense” under GAAP; provided that “Consolidated Interest” shall not include any gains or losses resulting from changes in the fair market value of derivative instruments (within the meaning of SFAS 133). “Contract” means, individually and collectively, all contracts, leases, undertakings, and agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Person may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account. “Contracting State” shall have the meaning given to such term under Article 4 of the Cape Town Convention. “Contractual Obligation” means, as to any Person, any provision of any outstanding security issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its property is bound. “Corporate Aircraft” means any corporate use aircraft (including the Airframe, Engines and any Parts related to either of the foregoing) purchased from time to time and owned at the time it is proposed to be included in the Borrowing Base by an Equipment Owner. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Credit Facilities” means the credit facilities established under this Agreement pursuant to which the Credit Facility Lenders make Revolving Loans and Swing Line Loans and issue Letters of Credit. SMRH:4838-5569-6023.10 -18- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Credit Facility Lenders” means, collectively, the Lenders, the Swing Line Lender and Issuing Lender. “Custodial Agreement” means any custodial agreement, if any, as may be approved by the Security Agent. “Custodian” means the Security Agent, McAfee and Taft as counsel for the Security Agent or the custodian under the Custodial Agreement, if any. “CWEL” means CASC Willis Engine Lease Company Limited. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then Administrative Agent may establish another convention in its reasonable discretion. “Default” means any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default. “Default Rate” means (i) with respect to Obligations under the Loan Documents other than Letter of Credit Obligations and SOFR Loans (but including SOFR Loans converted into Base Rate Loans), a per annum default rate equal to the Applicable Base Rate plus two percent (2.0%), (ii) for all then outstanding SOFR Loans, a per annum default rate equal to the Applicable SOFR Rate for such SOFR Loans plus two percent (2.0%), which Default Rate with respect to any SOFR Loans shall be in effect applicable until the earlier to occur of (x) the cure of the applicable “Event of Default” and (y) the end of the Interest Period, at which time (provided an Event of Default is then continuing) any such SOFR Loan(s) shall automatically convert to Base Rate Loan(s) and accrue interest at the Default Rate set forth herein for Base Rate Loans, and (iii) with respect to Letter of Credit Obligations (including Letter of Credit Fees), a per annum default rate equal to the then Applicable Base Rate plus two percent (2.0%). “Defaulting Lender” means a Lender which (i) has failed to (A) fund all or any portion of its Loans within one (1) Business Day of the date such Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (B) pay to Administrative Agent, any Issuing Lender, any Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within one (1) Business Day of the date when due; provided such Lender shall cease to be a “Defaulting Lender” immediately upon the cure of such failure to fund such Loans or pay such amount, or (ii) has, or has a direct or indirect parent company that has, (x) become the subject of a proceeding under the Bankruptcy Code or any other similar debtor relief law, (y) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the

SMRH:4838-5569-6023.10 -19- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (z) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Stock in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. “Distribution” shall have the meaning set forth in Section 7.14 hereof. “Documentation Agent” means that party mentioned in the introductory paragraph hereof, when such party is acting in its capacity as Documentation Agent under any of the Loan Documents, or any successor Documentation Agent. “Documents” means all “documents,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable. “Dollars” and “$” means lawful currency of the United States. “Early Opt-in Election” means, if the then-current Benchmark is LIBOR, the occurrence of each of the following: (1) a notification by Administrative Agent to (or the request by Borrower to Administrative Agent to notify) each of the other parties hereto that at least five (5) currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term-based SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the election, jointly, by each of Administrative Agent and Borrower to trigger a fallback from LIBOR and the provision by Administrative Agent of written notice of such election to the Lenders. “EASA” means the European Aviation Safety Agency. For purposes of any Loan Document, any reference therein to the “JAA” or the “Joint Airworthiness Authorities of the European Union” shall be deemed to mean EASA, as the successor in interest to the JAA. “EBITDA” means, with respect to any fiscal period, the sum of (a) Net Income for that period, plus (b) any extraordinary loss reflected in such Net Income, minus (c) any extraordinary gain reflected in such Net Income, plus (d) interest expense of Borrower and its Subsidiaries for that period, including net payment obligations pursuant to Swap Contracts plus (e) the aggregate amount of federal and state Taxes on or measured by income of Borrower and its Subsidiaries for that period (whether or not payable during that period), minus (f) the aggregate amount of federal and state credits against Taxes on or measured by income of such Borrower and its Subsidiaries for that period (whether or not usable during that period), plus (g) (i) depreciation, SMRH:4838-5569-6023.10 -20- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement amortization and Engine or Equipment write-downs of Borrower and its Subsidiaries for that period and (ii) the portion of payments received related to leases classified as finance or sales-type leases or notes receivable (failed sale-leasebacks) that are allocated as a repayment of the principal component thereunder, in each case as determined in accordance with GAAP, consistently applied, plus (h) any non-recurring expenses, charges, accruals, reserves, transaction costs, fees, losses, expenses (including expenses for third party professional advisors) and intangibles (including those with respect to any amendment or waiver of loan documents governing Permitted Indebtedness or Indebtedness of any Excluded Subsidiary) payable, in each case, in connection with a Permitted Change in Control; provided that “EBITDA” shall not include any gains or losses resulting from changes in the fair market value of derivative instruments (within the meaning of SFAS 133). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent; “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Asset” means, at any time, an Engine or item of Equipment that meets all of the following criteria: (a) the purchase price of which has been paid in full and it is not subject to any other financing; (b) as to which an Engine Owner (in the case of an Engine) or Equipment Owner (in the case of items of Equipment) has good and marketable title, on which Security Agent has a fully perfected first priority Lien and, in each case, which is subject to no other Liens except for Permitted Liens; (c) as to which, if owned by an Owner Trustee, (i) the Borrower (or its Wholly-Owned Subsidiary, if applicable) shall have executed and delivered to Security Agent a Beneficial Interest Pledge Agreement covering, among other things, its Beneficial Interest in the owner trust which owns such Engine(s) or item(s) of Equipment, and (ii) the Owner Trustee shall have executed and delivered to Security Agent an (x) Owner Trustee Mortgage and Security Agreement covering, among other things, such Engine or items of Equipment, (y) a Trust Agreement and (z) an Owner Trustee Guaranty; (d) as to which the Engine Owner (in the case of an Engine) or Equipment Owner (in the case of items of Equipment which are Registerable Assets) shall have executed and delivered to Security Agent and/or filed (x) a Mortgage and Security SMRH:4838-5569-6023.10 -21- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Agreement covering, among other things, such Engine(s), items of Equipment and/or Lease, and (y) the other documentation required in respect of Engines as set forth in Section 4.3, or with respect to other Equipment, as to which Security Agent has a valid and perfected lien under the Security Agreement; and (e) as to which, in the case of Engines or items of Equipment, it has not suffered an Event of Loss, it is being used solely for lawful purposes and in the ordinary course of business of the Engine Owner or Equipment Owner and, in the case of Engines and Equipment subject to Lease, the Lessee, and it is insured against loss by either the Engine Owner, Equipment Owner or the Lessee in accordance with this Agreement and industry practice. “Eligible Assignee” means (a) another Lender, (b) with respect to any Lender, any Affiliate of that Lender, (c) an Approved Fund and (d) any commercial bank having total assets of $1,000,000,000 or more, which, in each case (A) has total assets of $1,000,000,000 or more, (B) is engaged in the business of lending money and extending credit under credit facilities substantially similar to the Credit Facilities and (C) is operationally and procedurally able to meet the obligations of a Lender hereunder to the same degree as a commercial bank; provided that each Eligible Assignee must either (aa) be organized under the laws of the United States of America, any State thereof or the District of Columbia or (bb) be organized under the laws of the Cayman Islands or any country which is a member of the Organization for Economic Cooperation and Development (“OECD”), or a political subdivision of such a country, and (i) act hereunder through a branch, agency or funding office located in the United States of America or in a country which is a member of the OECD and (ii) be exempt from withholding of tax on interest and deliver the documents related thereto pursuant to Section 12.17. Notwithstanding anything in this Agreement to the contrary, in no event shall any of the following be an “Eligible Assignee”: (x) the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (y) any Defaulting Lender or any of its Affiliates or Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or an Affiliate or Subsidiary thereof or (z) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). “Eligible Corporate Aircraft” means a Corporate Aircraft that is an “Eligible Asset.” “Eligible Engine” means an Engine that is an Eligible Asset and is not an Engine that has been included in the Borrowing Base as an Eligible Saleable Asset. “Eligible Equipment” means Equipment that satisfies each of the following requirements: (a) it is an Airframe in an Acceptable Airframe Class held for lease and which has not been Off-Lease for a period of 180 days as of the date of determination, Parts, or a Corporate Aircraft; (b) it is an Eligible Asset; and (c) in the case of Parts, it satisfies the requirements of Eligible Parts; SMRH:4838-5569-6023.10 -22- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement provided that all of the Equipment listed on Schedule 5.23 shall constitute Eligible Equipment. “Eligible Lease” means a Lease that satisfies each of the following requirements (provided that in respect of a Leasing Subsidiary, the requirements below (except where otherwise indicated) shall apply both to the Head Lease in respect of which the Borrower is Lessor and to the sublease and sublessee in respect of which a Leasing Subsidiary is sublessor): (a) it is with a Lessee for the Lease of Eligible Engines and/or Eligible Equipment; (b) it is freely assignable and transferable for security purposes, assuming satisfaction of any notice or consent conditions and, except for a Head Lease of any Engine or item of Equipment to a Leasing Subsidiary, prohibits assignment in whole or in part by the Lessee thereof, provided that such Lease may permit a Lessee to assign such Lease to a related entity in connection with a business merger or reorganization, subject to such Lessee’s satisfaction of requirements related to the preservation of the Lessor’s and the Security Agent’s rights in connection with such Engine or item of Equipment and its related Lease; (c) it provides that the Lessee’s obligations thereunder are absolute and unconditional and which obligations are not, either pursuant to the terms of such Lease or otherwise, subject to contingencies, defense, deduction, set-off, reduction, claim or counterclaim of any kind whatsoever and as to which no defenses, deductions, set-offs, reductions, claims or counterclaims exist or have been asserted by the Lessee or anyone on its behalf and the Borrower has no material obligations thereunder, including, without limitation, any service or maintenance of the related Equipment (excluding agreements to share in the costs of applicable airworthiness directives), other than the obligation to sell, lease or finance the Equipment and grant a covenant of quiet enjoyment to such lessee, whereby Lessor covenants not to repossess or to disturb the lessee’s possession or use of a leased asset so long as the lessee is in compliance with its obligations under the lease; (d) it is a triple net contract and with respect to which the Lessee thereunder is responsible for all payments in connection therewith, including payment of all taxes (including sales and use taxes), insurance and maintenance expenses (or payment of maintenance reserves in lieu thereof) and all other expenses pertaining to the assets subject thereto; (e) with respect to which the Borrower’s Books and Records are accurate, complete, genuine and in accordance with GAAP; (f) the rent is payable in a Major Currency by periodic, fixed Lease payments; provided that the Borrower will maintain Foreign Exchange Contracts covering all Leases payable in a Major Currency other than Dollars in the event the aggregate amount included in the Borrowing Base in respect of Engines and/or Equipment subject to such Leases at any time exceeds five percent (5%) of the Borrowing Base;

SMRH:4838-5569-6023.10 -23- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (g) it is the valid and binding obligation of the parties thereto, is in full force and effect and each Engine and/or item of Equipment leased thereunder has been delivered to and accepted by the Lessee; (h) other than a Leasing Subsidiary (with respect to a Head Lease), the Lessee under which is not a Subsidiary, employee, agent or other Affiliate of the Borrower; (i) it requires the Lessee to comply with all maintenance, return, alteration, replacement, pooling and sublease conditions as typically found in leases for similar types of engines or equipment and as necessary to maintain at all times the airworthiness certification and serviceability status of the related Engine or Equipment pursuant to all applicable governmental and regulatory requirements; (j) it requires the Lessee to provide liability insurance, all risk ground and flight engine coverage for damage or loss of the related Engine, and war risk insurance (if applicable), and with respect to which Agents are named as additional insureds on liability insurance and Security Agent is named as a loss payee on hull insurance as set forth in Section 6.4 of this Agreement; (k) unless Security Agent or Requisite Lenders have confirmed to the Borrower that, based on the credit quality of the Lessee, such insurance is not necessary, it requires the Lessee to provide confiscation and expropriation insurance, with deductibles that are acceptable to Agents, for Engines or Equipment operated (x) on routes with respect to which it is customary for air carriers flying comparable routes to carry such insurance or (y) in any area designated by companies providing such coverage as a recognized or threatened war zone or area of hostilities or an area where there is a substantial risk of confiscation or expropriation; (l) the Lessee is not (a) a Person that is, or is owned or controlled by Persons that are, the subject of any Sanctions, and (b) not based in, and the Lease requires that the related Engine or Equipment not be operated in (i) unless appropriate insurance as determined by Security Agent is obtained, any country or any jurisdiction that would not be covered by or would void any insurance coverage required hereunder, or (ii) any country which is subject to any Sanctions or the lease to which would violate United States law, rule or regulation or other restrictions; (m) the designated “Chattel Paper” original of which is in the possession of the Custodian or, with respect to chattel paper, if there shall be more than one original, then the sole counterpart which shall constitute “chattel paper” for purposes of perfection by possession under the UCC shall be in the possession of the Custodian; and (n) for which, in the case of any Head Lease under which a Leasing Subsidiary is the Lessee, (i) the Lease and Head Lease have been assigned to Security Agent pursuant to a Leasing Subsidiary Security Agreement; (ii) a charge over the Lease and Head Lease, or other similar security filing or registration, has been filed or made in the appropriate office in the jurisdiction in which the Leasing Subsidiary is registered or domiciled together with such other filings or recordings as are deemed reasonably necessary in such SMRH:4838-5569-6023.10 -24- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement jurisdiction to protect the interests of Security Agent; and (iii) the sublessee thereunder is not domiciled or whose chief executive office is not located in a non-U.S. jurisdiction in which the ability of Security Agent to foreclose upon and receive possession or sell any related Engine or item of Equipment is unsatisfactory (in each case, as reasonably determined by Security Agent). “Eligible Parts” means Parts that in each case (a) are for, or ancillary to the service of, an Eligible Engine, an aircraft supported by an Eligible Engine, or an Airframe that is Eligible Equipment, (b) are not unmerchantable or obsolete, (c) are physically tagged or identifiable by part or serial numbers, (d) are not subject to a consignment or held on the premises of an air carrier certificated under 49 U.S.C. 44705, and (e) comply with all applicable Aviation Authority requirements. “Eligible Saleable Assets” means an Engine or any Equipment that (a) is an Eligible Asset, (b) is held for sale, consignment or in inventory and is not subject to a Lease, (c) is not unmerchantable or obsolete, (d) is physically tagged or identifiable by part or serial numbers and (e) complies with all applicable Aviation Authority requirements. “Eligible Specified Assets” means, with respect to any of the Specified Assets, such Specified Asset that meets the criteria in (i) the following clause (a) and (ii) in the event Administrative Agent makes a Security Election with respect to such Specified Asset, the following clause (b) promptly after making such election, as applicable: (a) The criteria that are applicable to such Specified Asset irrespective of whether a Security Election is made with respect thereto: 1. the purchase price of which has been paid in full and it is not subject to any financing or any Liens other than Permitted Liens identified in clauses (a), (b), (c), (e), (g), (h), (i), (j), (k), (l), (n), (o) and (p) of the definition of “Permitted Liens,” as determined by a Specified Asset Lien Search Report applicable to such Specified Asset and delivered by the Specified Asset Owner to Administrative Agent, and any other similar Liens approved by Administrative Agent that are not materially adverse to the interests of the Lenders; 2. is owned by a Specified Asset Owner and to which such Specified Asset Owner has good and marketable title, evidenced by documentation satisfactory to Administrative Agent and delivered thereto by the Specified Asset Owner; 3. as to which, if the Specified Asset Owner of such Specified Asset is not Borrower, such Specified Asset Owner shall have executed and delivered to Security Agent a Subsidiary Guaranty that incorporates as part thereof the Negative Pledge Covenant with respect to such Specified Asset, and if owned by Borrower, the Negative Pledge Covenant of Borrower with respect to such Specified Asset as set forth in Section 7.13 shall apply (which shall be deemed to apply automatically and without any further SMRH:4838-5569-6023.10 -25- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement action upon Borrower’s written notice to Administrative Agent of Borrower’s intent to include such Specified Asset in the Borrowing Base); 4. if required by Administrative Agent in its discretion, Administrative Agent shall have received a favorable written opinion, addressed to Agents and Credit Facility Lenders (and their respective participants and assigns) and otherwise in form and substance reasonably satisfactory to Administrative Agent as to such matters as Administrative Agent shall determine; 5. as to which the Specified Asset Owner shall have delivered an Appraisal to Administrative Agent; 6. it is being used solely for lawful purposes and in the ordinary course of business of the Specified Asset Owner and is insured against loss in accordance with this Agreement and industry practice; 7. as to which Administrative Agent shall have performed to its reasonable satisfaction its due diligence review; and 8. as to which Administrative Agent shall have received: (i) such customary documentation, certificates of resolutions or other action, incumbency certificates and/or other officer certificates of the Specified Asset Owner of such Specified Asset as Administrative Agent may reasonably require to establish such Specified Asset Owner’s authority to execute, deliver and perform the Subsidiary Guaranty (and, if applicable pursuant to clause (b) below, the Specified Asset Collateral Documents to which it is a party) and evidencing the identity, authority and capacity of the Person(s) authorized to act on behalf of the Specified Asset Owner with respect thereto, and (ii) to the extent not previously delivered to Administrative Agent, such other documents and certificates (including organizational documents, such as certified copies of articles of organization and amendments thereto, bylaws and operating agreements and amendments thereto, and good standing certificates) as Administrative Agent may reasonably require to establish the due organization, valid existence and good standing of the Specified Asset Owner. (b) Additional criteria that are applicable to such Specified Asset following a Security Election with respect to such Specified Asset: 1. as to which the Specified Asset Owner has executed and delivered to Security Agent the following documents: (i) with respect to the Specified Real Properties, the Specified Real Property Collateral Documents, and (ii) with respect to the Specified Vessel, the Specified Vessel Collateral Documents; 2. as to which all recordings, filings and registrations required under Applicable Law to perfect the Liens under the applicable Specified Asset Collateral Documents have been made; SMRH:4838-5569-6023.10 -26- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 3. as to which written opinions of counsel to the Specified Asset Owner shall have been delivered to Administrative Agent, covering such matters concerning the Specified Asset Owner and the Specified Asset Collateral Documents in form and substance reasonably satisfactory to Administrative Agent; 4. with respect to a Specified Real Property, the applicable Specified Asset Owner shall have delivered to Administrative Agent a completed “Life-of- Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to such Specified Real Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by Borrower and the applicable Specified Asset Owner relating thereto) and, if any such Specified Real Property is located in a special flood hazard area, a copy of the flood insurance policy or such other evidence of flood insurance reasonably satisfactory in coverage and amounts to Administrative Agent; 5. with respect to the Specified Real Properties, the conditions set forth in Section 6.13.4 shall have been satisfied within the period described therein; 6. copies of all consents and authorizations of, permits from or filings with, any Governmental Authority or other Person required in connection with the execution, delivery, performance or enforceability of the Specified Assets Collateral Documents shall have been delivered to Administrative Agent; and 7. the Specified Asset Owner shall have delivered to Administrative Agent such other assurances, certificates, documents, consents, evidence of perfection of all Liens under the Specified Asset Collateral Documents as Administrative Agent may reasonably require. “Eligible Specified Real Properties” means, at any time, the Specified Real Properties upon satisfying the criteria set forth in clause (a) of the definition of “Eligible Specified Asset” and, if Administrative Agent has made a Security Election, the criteria set forth in clause (b) of the definition of “Eligible Specified Asset” promptly after making such election. “Eligible Specified Vessel” means, at any time, the Specified Vessel upon satisfying the criteria set forth in clause (a) of the definition of “Eligible Specified Asset” and, if Administrative Agent has made a Security Election, the criteria set forth in clause (b) of the definition of “Eligible Specified Asset” promptly after making such election. “Engine” means any Stage III compliant jet propulsion engine manufactured by an Acceptable Engine Manufacturer, APU or Turboprop Engine, in each case owned by an Engine Owner and designed or suitable for use to propel an aircraft, whether or not subject to a Lease. “Engine Owner” means the Borrower, any Owner Trustee or any Wholly-Owned Subsidiary of Borrower that complies with the requirements of Section 6.13.2.

SMRH:4838-5569-6023.10 -27- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Environmental Laws” means any and all applicable Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions, including applicable common law, relating to pollution or the protection of the environment or the release of any Hazardous Materials into the environment, including air emissions, discharges to waste or public systems, and the protection of human health and safety as it pertains to exposure to or generation, use, handling, transportation, storage, treatment or disposal of Hazardous Materials. “Environmental Liabilities and Costs” means all liabilities, obligations, responsibilities, remedial actions, removal costs, losses, damages, costs and expenses of Borrower or any Subsidiary that delivers to Administrative Agent a Subsidiary Guaranty resulting from or based upon (a) a violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment, disposal or permitting or arranging for the disposal of any Hazardous Materials, (c) the Release or threatened Release of any Hazardous Materials or (d) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equipment” means (i) all Airframes and Parts owned by the Equipment Owner, whether or not such items are subject to a Lease; and (ii) the Corporate Aircraft. “Equipment Market Value” means, with respect to an item of Equipment other than Parts, an amount as determined by the Appraiser to be the amount that would be obtained in an arm’s length cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable time period available for marketing, adjusted to account for the maintenance status of such item of Equipment, but without taking into account any existing maintenance reserves, any value attributed to Lease payments or any security deposits under the related Lease. “Equipment Owner” means the Borrower, any Owner Trustee or any Wholly- Owned Subsidiary of Borrower that complies with the requirements of Section 6.13.2. “ERISA” means the Employee Retirement Income Security Act of 1974 and the regulations thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) which is a member of a “controlled group of corporations,” a group of trades or businesses under “common control,” or an “affiliated service group,” which includes Borrower within the meaning of Sections 414(b), (c), (m) or (o) of the Code. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro” means the single official currency of the participating member states of the European Monetary Union. “Event of Default” means any of the events specified in Section 9.1. SMRH:4838-5569-6023.10 -28- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Event of Loss” means (i) if an Engine or item of Equipment is not subject to a Lease, any of the following events: (x) the actual or constructive total loss of such Engine or item of Equipment or the agreed or compromised total loss of such Engine or item of Equipment; (y) its destruction, damage beyond economic repair or being rendered permanently unfit for normal use for any reason whatsoever and (z) any capture, condemnation, confiscation, requisition, purchase, seizure or forfeiture of, or any taking for use or of title to, such Engine or item of Equipment, in each case, that shall have resulted in the loss of possession or title of such Engine or item of Equipment by the Lessor (other than a requisition for use for not more than one hundred eighty (180) days by the United States Government) and (ii) in addition, if an Engine or item of Equipment is subject to a Lease, any events defined as an “Event of Loss,” “Casualty Occurrence” or similar term in such Lease. An Event of Loss shall be deemed to have occurred on the earlier to occur of (a) the Borrower’s or Administrative Agent’s (as applicable) receipt of insurance proceeds in respect of such Engine or Equipment and (b) the date that is forty-five (45) days after the date of such loss, damage or destruction. “Excluded Subsidiary” means, collectively and each individually, (i) each of WEST, the WEST Subsidiaries and any other Special Purpose Financing Vehicle, (ii) WLFC Funding (Ireland) Limited, (iii) Willis Lease France, (iv) Willis Aviation Finance Limited, (v) Willis Lease Singapore PTE Ltd., (vi) Willis Lease (China) Limited, or any other Wholly-Owned Subsidiary of the Borrower formed solely for the purpose of owning the equity of Willis Lease (China) Limited, (vii) any Wholly-Owned Subsidiary of the Borrower formed for the purpose of owning or leasing any Corporate Aircraft listed in clause (iii) of the exclusions to the definition of “Collateral” but only as long as such Corporate Aircraft is not included in the Borrowing Base, (viii) any Person (x) in which the Borrower (or any Wholly-Owned Subsidiary of Borrower) holds an ownership interest, (y) that is unconsolidated with the Borrower and (z) whose Indebtedness is Non-Recourse Debt (including, without limitation, CWEL and WMES), (ix) Coconut Creek Aviation Assets LLC, a Delaware limited liability company and Willis Asset Management Limited, a private limited company organized under the laws of England and Wales, unless and until the Specified Real Property owned by each such Subsidiary is included in the Borrowing Base, and (x) Willis Lease Marine LLC, a Cayman Islands limited liability company, unless and until the Specified Vessel owned by Willis Lease Marine LLC is included in the Borrowing Base; provided that (a) any Excluded Subsidiary that is a Wholly-Owned Subsidiary and becomes an Engine Owner or an Equipment Owner which pledges Collateral to Security Agent subject to the requirements of Section 6.13.2 and (b) any Subsidiary that owns a Specified Asset and executes and delivers to Administrative Agent a Subsidiary Guaranty shall, in each case, immediately be deemed a Subsidiary and shall no longer be an Excluded Subsidiary hereunder. “Excluded Swap Obligation” means, with respect to Borrower or any guarantor, (x) as it relates to all or a portion of any Swap Obligation if, and to the extent that, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of Borrower’s or guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of Borrower or guarantor becomes effective with respect to such Swap Obligation or (y) as it relates to all or a portion of the grant by Borrower or a guarantor of a security interest, any Swap Obligation if, and to the extent that, such Swap Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity SMRH:4838-5569-6023.10 -29- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of Borrower’s or guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the security interest of Borrower or guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Credit Facility Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Credit Facility Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Credit Facility Lender with respect to an applicable interest in a Loan pursuant to a law in effect on the date on which (i) such Credit Facility Lender acquires such interest in the Loan or (ii) such Credit Facility Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.20, amounts with respect to such Taxes were payable either to such Credit Facility Lender's assignor immediately before such Credit Facility Lender acquired the applicable interest in a Loan or to such Credit Facility Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient's failure to comply with Section 2.20(f), and (d) any withholding Taxes imposed under FATCA. “FAA” means the Federal Aviation Administration or any Governmental Authority succeeding to the functions thereof. “FAR” means the Federal Aviation Regulations issued by the FAA as in effect from time to time. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Rate” means, as of any date of determination, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, “H.15(519)”) for such date opposite the caption “Federal Funds (Effective).” If for any relevant date such rate is not yet published in H.15(519), the rate for such date will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, SMRH:4838-5569-6023.10 -30- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement the “Composite 3:30 p.m. Quotation”) for such date under the caption “Federal Funds Effective Rate.” If on any relevant date the appropriate rate for such date is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such date will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that date by each of three leading brokers of Federal funds transactions in New York City selected by Administrative Agent. For purposes of this Agreement, any change in the Base Rate due to a change in the Federal Funds Rate shall be effective as of the opening of business on the effective date of such change. “Financial Statements” means the income statement, balance sheet and statement of cash flows of Borrower and its Subsidiaries, internally prepared for each Fiscal Quarter, and audited for each Fiscal Year, in each case prepared in accordance with GAAP including the notes and schedules thereto. “Fiscal Quarter” means any of the quarterly accounting periods of Borrower, specifically ending March 31, June 30, September 30, and December 31 of each year. “Fiscal Year” means the twelve month fiscal period of Borrower ending December 31 of each year. Subsequent changes of the Fiscal Year of Borrower shall not change the term “Fiscal Year” unless Administrative Agent shall consent in writing to such change. “Flood Insurance Laws” means (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder. “Floor” means zero percent (0%) per annum. “Foreign Exchange Contract” means any Secured Hedging Agreement, protecting Borrower against fluctuations in the exchange rate of different currencies and giving rise to Secured Hedging Obligations. “Foreign Lender” means a Credit Facility Lender that is not a U.S. Person. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Lender, such Defaulting Lender’s ratable share of the Letter of Credit Obligations with respect to the Letters of Credit issued by such Issuing Lender other than the Letter of Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s ratable share of outstanding Swing Line Loans made by the Swing Line Lender other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. “Future WEST ABS Non-Recourse Indebtedness” means the Indebtedness that is Non- Recourse Debt of any future Special Purpose Financing Vehicle that is incurred in connection

SMRH:4838-5569-6023.10 -31- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement with future asset-based securitization transactions similar to those transactions contemplated by clauses (i) through (iii) of the definition of WEST Funding Facility. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied, subject to Section 1.2 below. “Government Securities” means readily marketable direct full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America. “Governmental Authority” means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi- governmental agency, authority, board, bureau, commission, department, instrumentality or public body or (c) any court or administrative tribunal of competent jurisdiction. “Guaranteed Indebtedness” means, with respect to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation (“primary obligations”) of any other Person (the “primary obligor”) in any manner, including any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (1) for the purchase or payment of any such primary obligation, or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof (other than ordinary course indemnities or guaranties included in leases, purchase and sale agreements, repair and maintenance agreements, servicing and other consulting agreements, or ordinary course trade payables or liabilities). The amount of any “Guaranteed Indebtedness” at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is made, and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness; or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof. “Hazardous Material” means any substance, material or waste, the generation, handling, storage, treatment or disposal of which is regulated by any Governmental Authority, or forms the bases of liability under, any Environmental Law, in each case, as hazardous or toxic or as a pollutant or contaminant, other than those materials used in the ordinary course of business of owning and leasing aircraft and engines and in compliance with Environmental Laws. “Head Lease” means a lease between an Engine Owner or Equipment Owner and a Leasing Subsidiary substantially in the form of the sublease between the Leasing Subsidiary and the operator. “Illegality Notice” has the meaning specified in Section 15.1.3. “Indebtedness” means as to any Person at any time (without duplication) and, for the Borrower, determined on a consolidated basis: (a) all indebtedness for borrowed money or for SMRH:4838-5569-6023.10 -32- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers’ acceptances, whether or not matured); (b) all obligations evidenced by notes, bonds, debentures or similar instruments; (c) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by Borrower (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (d) all Capital Lease Obligations; (e) all Guaranteed Indebtedness; (f) all Indebtedness referred to in clauses (a), (b), (c), (d) or (e) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (g) with respect to Borrower, the Obligations; (h) all liabilities under Title IV of ERISA; and (i) the right-of-use liabilities owed under any Lease which is qualified as an operating lease in accordance with GAAP for engines, aircraft and aircraft and engine parts; provided, however, that the term Indebtedness shall not include (i) ordinary course trade accounts payable, (ii) any Permitted Preferred Stock, (iii) obligations in respect of netting services, overdraft protections and otherwise in connection with deposit accounts, provided such obligations are satisfied on or before the due date therefor, or (iv) any arrangement for treasury, depositary, overdraft, credit or debit card, purchase card or other cash management services provided to the Borrower or any of its Subsidiaries or in connection with any transfer or disbursement of funds through an automated clearinghouse or on a same day or immediate or accelerated availability basis or other electronic funds transfer, in each case in the ordinary course of business, provided the obligations with respect any such arrangement are satisfied on or before the due date therefor. “Indemnified Person” means Administrative Agent, Security Agent, and each Credit Facility Lender and each of the foregoing parties’ respective Affiliates, employees, attorneys and agents. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Instruments” means all “instruments,” as such term is defined in the UCC, now owned or hereafter acquired by Borrower, wherever located, including all certificated securities and all notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper. “Intellectual Property” means all of the following now owned or hereafter acquired by Borrower: (a) patents, trademarks, trade dress, trade names, service marks, copyrights, trade secrets and all other intellectual property or Licenses thereof; and (b) all Proceeds of the foregoing. “Interest Period” means, as to any Loan, the period commencing on the date of such Loan and ending on the numerically corresponding day in the calendar month that is one (1), three (3) or six (6) months thereafter (in each case, subject to the availability thereof), as specified in the applicable Borrowing Notice; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such SMRH:4838-5569-6023.10 -33- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (iii) no Interest Period shall extend beyond the Maturity Date and (iv) no tenor that has been removed from this definition pursuant to Section 2.4.3(d) shall be available for specification in such Borrowing Notice. For purposes hereof, the date of a Loan initially shall be the date on which such Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan. “International Interest” shall have the meaning given to such term in the Cape Town Convention. “International Registry” shall have the meaning given to such term in the Cape Town Convention. “Investment” means, when used in connection with any Person, any investment by or of that Person, whether by means of Acquisition, by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any partnership and joint venture interests of such Person. The amount of any Investment shall be the amount actually invested (minus any return of capital with respect to such Investment which has actually been received in Cash or has been converted into Cash), without adjustment for subsequent increases or decreases in the value of such Investment. “Investment Grade Lease” means a Lease to a Lessee that maintains a credit rating that is equal to or higher than (i) in the case of Moody's Investors Service, Inc., Baa3 (or the equivalent), (ii) in the case of Standard & Poor's Ratings Services, BBB- (or the equivalent) or (iii) in the case of any other rating agency acceptable to the Administrative Agent, a rating equivalent to Baa3 or BBB-, as applicable. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Issuing Lender” means (i) with respect to Letters of Credit to be issued hereunder in an aggregate amount not to exceed $[***] of the Letter of Credit Sublimit, MUFG Bank, Ltd. in its capacity as an issuer of Letters of Credit hereunder in such maximum amount and (ii) with respect to any other Letters of Credit issued hereunder for the balance of the Letter of Credit Sublimit, any other consenting Lender acting in its capacity as an issuer of such Letters of Credit and is reasonably acceptable to the Administrative Agent and Borrower. Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of Issuing Lender, in which case the term “Issuing Lender” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. “Japanese Yen” means the lawful currency of the Japan. SMRH:4838-5569-6023.10 -34- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Joint Lead Arranger” means a Lender in charge of arranging the Credit Facilities. “Lease” means, with respect to an Engine or an item of Equipment, any written lease agreement, finance lease, conditional sales agreement, purchase option agreement, general terms agreement or other similar arrangement, as may be in effect with respect to such Engine or item of Equipment between a Lessor, including an Engine Owner, an Equipment Owner or a Leasing Subsidiary, and a Lessee, as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the terms thereof and the Loan Documents. “Leasing Subsidiary” means each of Willis Lease (Ireland) Limited, WLFC (Ireland) Limited and, subject to satisfaction of the conditions for a Subsidiary set forth in Section 7.15.5, any other Subsidiary of Borrower to which an Engine Owner or Equipment Owner may lease one or more Engines or items of Equipment pursuant to a Head Lease and which are Lessors under Leases of such Engines or Equipment to Lessees. “Leasing Subsidiary Security Assignment” means, collectively, those certain Leasing Subsidiary Security Assignments substantially in the form attached hereto as Exhibit I, each as amended, modified or supplemented from time to time, made by each Leasing Subsidiary in favor of Security Agent, whereby each Leasing Subsidiary assigns to Security Agent all of such Leasing Subsidiary’s rights under subleases of Engines and Equipment. “Lender” means each Lender named in Schedule A and each other party that may be named a “Lender” under this Agreement. “Lessee” means the lessee of Engines or Equipment subject to a Lease (including a Leasing Subsidiary in its capacity as lessee under a Head Lease). “Lessor” means (i) any Engine Owner or Equipment Owner party to a Lease as lessor and (ii) a Leasing Subsidiary as sublessor under a Lease. “Letter of Credit” means any of the commercial or standby letters of credit issued by Issuing Lender under the Credit Facility pursuant to Section 2.3. “Letter of Credit Documents” means, as to any Letter of Credit, each Request for Letter of Credit for such Letter of Credit and any other document, agreement and instrument entered into by Borrower or a Subsidiary with or in favor of the applicable Issuing Lender and relating to such Letter of Credit. “Letter of Credit Fees” means those fees to be paid by Borrower to Issuing Lender and/or Administrative Agent for the ratable benefit of Lenders or for the benefit of Issuing Lender as set forth in Section 2.6.2. “Letter of Credit Maturity Date” means the day that is seven (7) days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

SMRH:4838-5569-6023.10 -35- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Letter of Credit Obligations” means all obligations incurred by Issuing Lender at the request of Borrower in connection with the issuance of Letters of Credit, allocated among Lenders acquiring participation interests in such Letters of Credit. “Letter of Credit Sublimit” means [***] Dollars ($[***]). The Letter of Credit Sublimit is a part of, but is not in addition to, the Revolving Commitment. “Letter of Credit Usage” means, as of any date of determination, the sum of (a) the aggregate effective face amounts of all outstanding Letters of Credit not then paid by Issuing Lender plus (b) the aggregate amounts paid by Issuing Lender under the Letters of Credit not then reimbursed to Issuing Lender by Borrower pursuant to Section 2.3.4 and not the subject of Loans made pursuant to Section 2.3.5. “Leverage Ratio” means the ratio set forth in Section 6.14.2. “LIBOR” means the London interbank offered rate for Dollars. “LIBOR Loan” has the meaning set forth in Section 2.4.3. “License” means any license under any written agreement now owned or hereafter acquired by Borrower granting the right to use any Intellectual Property or other license of rights or interests now held or hereafter acquired by Borrower. “Lien” means, with respect to any property, any security deed, mortgage, deed to secure debt, deed of trust, lien, pledge, assignment, charge, security interest, title retention agreement, negative pledge, levy, execution, seizure, attachment, garnishment, or other encumbrance of any kind in respect of such property, whether or not perfected. “Loan Documents” means collectively, this Agreement, the Notes, the Collateral Documents, and any and all other agreements, documents, or instruments (including financing statements) entered into in connection with the transactions contemplated by this Agreement (other than Secured Hedging Agreements), together with all alterations, amendments, changes, extensions, modifications, refinancings, refundings, renewals, replacements, restatements, or supplements, of or to any of the foregoing. “Loans” means all loans and advances made by Lenders to or for the benefit of Borrower under this Agreement or under any of the Loan Documents, including the Revolving Loans, any Swing Line Loan(s) and Letter of Credit Obligations. “Maintenance Reserve Payments” means any payment (including any use fee or utilization payment) that is based on the usage of an Engine or which is based on, or in respect of which, the Lessor under a Lease may be obligated to reimburse the Lessee under such Lease for specified maintenance activities with respect to the Engine subject to such Lease. “Major Currencies” means Dollars, Euro, Australian Dollars, British Pound, Canadian Dollars, Japanese Yen and Swiss Francs and such other currencies that are freely tradeable and convertible to Dollars as may be approved by Administrative Agent in its reasonable discretion. SMRH:4838-5569-6023.10 -36- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Margin Value” means: (i) in the case of Eligible Engines, the value of the sum of (a) [***]% multiplied by the Net Book Value of all Eligible Engines that have not been Off- Lease for a period of greater than 180 days as of the date of determination plus (b) [***]% multiplied by the Net Book Value of all other Eligible Engines not described in clause (i)(a) of this definition; (ii) in the case of Eligible Equipment (other than Eligible Corporate Aircraft), the value of the sum of (a) [***]% multiplied by the Net Book Value of all Eligible Equipment that have not been Off-Lease for a period of greater than 180 days as of the date of determination plus (b) [***]% multiplied by the Net Book Value of all other Eligible Equipment not described in clause (ii)(a) of this definition;; (iii) in the case of Eligible Saleable Assets, the value of [***]% multiplied by the Net Book Value of all Eligible Saleable Assets; (iv) in the case of Eligible Corporate Aircraft, the product of [***]% multiplied by the Net Book Value of all Eligible Corporate Aircraft; and (v) in the case of Eligible Specified Assets, the product of [***]% multiplied by the sum of the Net Book Value of the Specified Real Properties and the Net Book Value of the Specified Vessel. “Material Adverse Effect” means a material adverse effect on (a) the business, property, assets, operations or condition (financial or otherwise) of Borrower, (b) the ability of Borrower to pay or perform in accordance with the terms of any of the Loan Documents taken as a whole, or (c) the rights and remedies of any Credit Facility Lender under any of the Loan Documents. “Maturity Date” means the earliest of (a) five years after the Closing Date (June 7, 2024), (b) the date Credit Facility Lenders’ Commitments are terminated and the Obligations (under the Loan Documents) are declared to be due and payable pursuant to Section 9.2, or (c) the date of prepayment in full by Borrower of the Obligations under the Loan Documents in accordance with the provisions of Section 2.10. “Maximum Amount” means $1,000,000,000.00, or such other increased or decreased amount as provided for under Section 2.10 and 2.19 of this Agreement. “Mortgage and Security Agreement” means that certain Mortgage and Security Agreement dated as of November 18, 2009, as amended, modified or supplemented from time to time, or each such other security instrument required by Applicable Law, made by Borrower in favor of Security Agent, whereby Borrower granted to Security Agent a security interest in the “Collateral” as defined therein, and any Mortgage and Security Agreement in the form attached hereto as Exhibit E that may be executed by any Wholly-Owned Subsidiary that has satisfied the requirements of Section 6.13.2. SMRH:4838-5569-6023.10 -37- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Mortgaged Property” shall have the meaning set forth in Section 12.22. “Negative Pledge” means a Contractual Obligation which contains a covenant binding on Borrower or any of its Subsidiaries that prohibits Liens on any of its Property, other than (a) any such covenant contained in a Contractual Obligation granting or relating to a particular Lien which affects only the Property that is the subject of such Lien; (b) any such covenant that does not apply to Liens securing the Obligations; and (c) permitted junior Liens under Section 7.9. “Negative Pledge Covenant” means, with respect to any Specified Asset to be added to the Borrowing Base, a covenant by the Specified Asset Owner of such Specified Asset stating the following: the Specified Asset Owner hereby covenants and agrees that until all of the Obligations under the Loan Documents have been paid in full, the Specified Asset Owner (1) shall not pledge, nor permit to exist any Lien on, the Specified Asset, except (i) Liens securing the Obligations, (ii) the Permitted Liens identified in clauses (a), (b), (c), (e), (g), (h), (i), (j), (k), (l), (m) and (n) of the definition of “Permitted Liens,” and (iii) Liens approved by Administrative Agent in its absolute discretion; and (2) shall not enter into or permit to exist any agreement with any Person, other than in connection with this Agreement or any other Loan Document, which prohibits or limits the ability of the Specified Asset Owner to create, incur, assume or suffer to exist any Lien upon or with respect to the Specified Asset. “Net Book Value” means, (a) with respect to all Engines and all items of Equipment included in the Borrowing Base, the aggregate value calculated as the lesser of: (i) the sum of the book values of all such Engines and items of Equipment, including any associated maintenance right intangible assets, as determined in accordance with GAAP as set forth on Borrower and its Subsidiaries financial statements, which for the avoidance of doubt is inclusive of any net investment in Lease receivable (finance or sales-type Lease) or note receivable (failed sale- leaseback) recognized in place of such Engine or item of Equipment’s net book value and (ii) the sum all of such Engines’ Adjusted Base Values and all of such items’ of Equipment Market Values or Parts Market Values, as the case may be, in each case reduced utilizing depreciation methods consistent with current practice and GAAP, and (b) with respect to Specified Assets included in the Borrowing Base, the aggregate value calculated as the lesser of: (i) the sum of the book values of all such Specified Assets determined in accordance with GAAP as set forth on Borrower and its Subsidiaries financial statements and (ii) the sum of the Specified Asset Market Values for all such Specified Assets, in each case reduced utilizing depreciation methods consistent with current practice and GAAP.. “Net Cash Proceeds” shall mean the aggregate Cash payments received by Borrower net of (i) the ordinary and customary direct costs, fees and expense incurred in connection with an applicable transaction or to prepare for such transaction, or that are incidental to such transaction, such as legal, accounting and investment banking fees, sales commissions, and other third party charges related thereto, (ii) property Taxes, transfer Taxes and any other Taxes paid or payable by Borrower in respect of such transaction, (iii) any portion of such proceeds deposited in an escrow account (if any) pursuant to the documentation relating to such transaction (provided that such amounts shall be treated as Net Cash Proceeds upon their release from such escrow account to Borrower), (iv) amounts required to be applied to the repayment of any Indebtedness secured by a Lien that has priority over the Lien of Agent on the assets being disposed SMRH:4838-5569-6023.10 -38- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement of or transferred in such transaction and (v) any reserves taken in accordance with GAAP for so long as such reserves are required by GAAP. “Net Income” means, with respect to any fiscal period, the consolidated net income (or loss) of Borrower and its Subsidiaries attributable to common shareholders for that period (after Taxes), determined in accordance with GAAP, consistently applied, provided that “Net Income” shall not take into account gains or losses resulting from changes in the fair market value of derivative instruments (within the meaning of Statement of Financial Accounting Standards No. 133). “New Lender” shall have the meaning set forth in Section 2.19.1. “Non-Consolidated Interest” means with respect to Borrower only as of the last day of any fiscal period, the sum of all interest, fees, charges and related expenses (in each case as such expenses are calculated according to GAAP) paid or payable directly by Borrower on an unconsolidated basis (without taking into account the Subsidiaries of Borrower) (without duplication) for that fiscal period to a lender in connection with borrowed money (including net payment obligations pursuant to Swap Contracts and any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered “interest expense” under GAAP; provided that “Non-Consolidated Interest” shall not include any gains or losses resulting from changes in the fair market value of derivative instruments (within the meaning of SFAS 133). “Non-Defaulting Lender” means any Lender which is not a Defaulting Lender. “Non-Recourse Debt” shall mean Indebtedness for which the remedy for nonpayment or non-performance of any obligation or any default (other than for breach of standard representations and warranties or misapplication of funds) in respect thereof is limited to (i) specified collateral securing such indebtedness or (ii) to the Special Purpose Financing Vehicle or Excluded Subsidiary obligated thereunder or (iii) both (i) and (ii) and in respect of which the Borrower is not subject to any personal liability. “Note” means any note, including any Revolving Note or Swing Line Note, executed and delivered by Borrower to any Credit Facility Lender under this Agreement, and “Notes” means collectively all such notes executed and delivered by Borrower to each Lender under this Agreement. “Obligations” means (i) all loans, advances, debts, expenses reimbursements, fees, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower to any Lender, Swing Line Lender or Issuing Lender of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under or in connection with this Agreement or any of the other Loan Documents, and all covenants and duties regarding such amounts, and (ii) Secured Hedging Obligations. This term includes all principal, interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy, or for the reorganization of Borrower), fees, Charges, expenses, reasonable attorneys’ fees and any other sum chargeable to Borrower

SMRH:4838-5569-6023.10 -39- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement under this Agreement, any of the other Loan Documents or any Secured Hedging Agreement, and all principal and interest due in respect of the Loans; provided that the “Obligations” shall exclude any Excluded Swap Obligations. “OFAC” has the meaning specified in Section 5.26.2. “Off-Lease” means, with respect to an Engine or item of Equipment, at the time of determination or for any specified period, not subject to a Lease (or, in respect of an Engine or item of Equipment subject to a Head Lease, not subject to a Lease with a sublessee). “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment. “Overadvance” means the amount by which the aggregate amount of the sum of all Revolving Loans, Swing Line Loans and Letter of Credit Usage then outstanding exceeds the Maximum Amount. “Owner Trust” means an owner trust created under a Trust Agreement. “Owner Trustee” means Wells Fargo Trust Company, N.A., U.S. Bank National Association, Bank of Utah, or such other bank or trust company reasonably satisfactory to the Administrative Agent and the Security Agent acting as trustee under a Trust Agreement. “Owner Trustee Guaranty” means each and collectively those certain Owner Trustee Guaranties, in substantially the form attached hereto as Exhibit H with such modifications thereto approved by the Administrative Agent in its reasonable discretion, as amended, modified or supplemented from time to time, made by Owner Trustee in favor of Security Agent, whereby Owner Trustee guaranties performance of the Obligations under the Loan Documents. “Owner Trustee Mortgage and Security Agreement” means, each and collectively, those certain Owner Trustee Mortgage and Security Agreements, in substantially the form attached hereto as Exhibit G with such modifications thereto approved by the Administrative Agent in its reasonable discretion, as amended, modified or supplemented from time to time, made by Borrower in favor of Security Agent, whereby Owner Trustee grants to Security Agent a first priority security interest in that certain Equipment or other collateral as defined therein. SMRH:4838-5569-6023.10 -40- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Partial Recourse Debt” shall mean Indebtedness of any Person a portion of which (but in no event less than eighty-five (85%) percent of the principal amount thereof) shall constitute Non-Recourse Debt. “Participant” shall have the meaning set forth in Section 12.8.5. “Participant Register” shall have the meaning set forth in Section 12.8.5. “Parts” means components of an aircraft or an Engine, any systems within an aircraft or an Engine that have either been removed from an aircraft or an Engine or have not yet been incorporated into an aircraft or an Engine and any other fixed assets ancillary to the service of an aircraft or Engine. “Parts Market Value” means, with respect to any Parts, the “current market value” (as such term is defined by the International Society of Transport Aircraft Trading (ISTAT)) as determined by the Appraiser. The current market value shall take into consideration of, maintenance status of such assets, current trading history and other methodologies as are consistent with the methodologies utilized in current industry practices, but without taking into account any existing maintenance reserves. “Payment Date” means the last day of each Interest Period for a SOFR Loan, and, in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period, and the Maturity Date. “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Change in Control” means any transaction which, but for the involvement of a Permitted Holder or an Affiliate of a Permitted Holder, would otherwise be a Change in Control. “Permitted Holder” means each of Charles F. Willis IV and Austin Willis, any member of each of their respective immediate families, and each of their respective trusts, family limited partnerships or heirs. “Permitted Indebtedness” means, as applied to Borrower all Indebtedness other than the Obligations hereunder, whether such other Indebtedness is secured or unsecured, in an aggregate amount not to exceed at any one time $400,000,000.00, provided that no more than $300,000,000.00 in the original aggregate principal amount of such Indebtedness may have a stated maturity date prior to June 7, 2024. “Permitted Liens” means, as applied to any Property: (a) Liens securing Taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA that would result in an Material Adverse Effect) or the claims of SMRH:4838-5569-6023.10 -41- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement materialmen, mechanics, carriers, repairmen, warehousemen, or landlords or other like Liens, but which (1) are for amounts not yet due, or (2) which are being contested in good faith by appropriate proceedings and for which Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP, provided that such contested claims shall not exceed an aggregate amount of $5,000,000.00; (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under worker’s compensation, unemployment insurance, or similar legislation; (c) Liens constituting encumbrances in the nature of zoning restrictions, easements, and rights of way or restrictions of record on use of real property which do not materially detract from the value of such property or impair the use thereof in the business of Borrower; (d) Liens of record set forth in Schedule 1.1; (e) Liens created under the Loan Documents; (f) the rights of any Lessee or sublessee under any Lease to utilize any Collateral pursuant to the terms of a Lease, including, without limitation, any purchase option or other rights of a Lessee under a finance lease; (g) Liens arising in connection with legal or equitable proceedings against Borrower, which Borrower is contesting with diligence and good faith and which Liens do not have a Material Adverse Effect; (h) liens in respect of personal property leases that do not affect any assets included in the Borrowing Base, which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower so as to cause a Material Adverse Effect; (i) any Lien on any asset not included in the Borrowing Base to secure Indebtedness permitted hereunder; (j) Liens securing Indebtedness that has since been repaid in full, which filings Borrower cannot independently terminate; (k) Liens arising out of judgments that do not constitute an Event of Default under this Agreement; (l) any Lien arising by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution in the ordinary course of business; SMRH:4838-5569-6023.10 -42- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (m) Liens securing Capital Lease Obligations on assets subject to such leases provided that such Capital Lease Obligations are otherwise permitted under this Agreement; (n) Liens arising from the following types of liabilities of a lessee or any other operator of an Engine, item of Equipment or Specified Asset, so long as such liabilities are either not yet due or are being contested in good faith by appropriate proceedings that do not give rise to any reasonable likelihood of the sale, forfeiture or other loss of such Engine, item of Equipment or Specified Asset, title thereto or Security Agent’s security interest therein or of criminal or unindemnified civil liability on the part of the Borrower, any Lender or any Agent and with respect to which the lessee maintains adequate reserves (in the reasonable judgment of the Borrower): (A) fees or charges of any airport, air or maritime navigation authority, (B) judgments that do not constitute an Event of Default under this Agreement, or (C) salvage or other rights of insurers; (o) Liens on assets not included in the Borrowing Base evidenced by UCC financing statements which are expressly permitted under the terms of the Loan Documents; and (p) Liens on assets which are not Collateral securing Permitted Indebtedness. “Permitted Preferred Stock” means (a) up to $100,000,000.00 of preferred Stock of Borrower issued from time to time during the term of this Agreement which shall not be mandatorily redeemable earlier than two (2) years after the Maturity Date and (b) preferred Stock of Borrower issued prior to the Closing Date as disclosed on Schedule 5.22. “Person” means any individual or entity, including a trustee, sole proprietorship, partnership, limited partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof). “Placard” shall have the meaning set forth in Section 6.17. “Plan” means, with respect to Borrower or any of its Affiliates, at any time, an employee benefit plan, as defined in Section 3(3) of ERISA, which Borrower or any of its Affiliates maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them. “Prime Rate” means the rate of interest per annum publicly announced from time to time by the Person acting as the Administrative Agent as its prime rate in effect at its principal office in New York City. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent or any Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

SMRH:4838-5569-6023.10 -43- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Pro Rata Share” means, with respect to each Lender, the percentage of the Revolving Commitment set forth opposite the name of that Lender on Schedule A, as such percentage may be increased or decreased pursuant to a Commitment Assignment and Acceptance executed in accordance with Section 12.8. “Proceeds” means “proceeds,” as such term is defined in the UCC and, in any event, shall include: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, authority, bureau or agency (or any person acting under color of Governmental Authority); (c) any claim of Borrower against third parties for past, present or future infringement or dilution of any Intellectual Property or for injury to the goodwill associated with any Intellectual Property; (d) any recoveries by Borrower against third parties with respect to any litigation or dispute concerning any Collateral; and (e) any and all other amounts from time to time paid or payable under or in connection with any Collateral, upon disposition or otherwise. “Property” means any real property, personal property, or Intellectual Property owned, leased or operated by the Borrower, any Owner Trustee, or any Subsidiary of the Borrower. “Prospective International Interest” shall have the meaning given to such term in the Cape Town Convention. “PTE” means, solely for the purposes of Section 12.21, a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Recipient” means (a) Administrative Agent, (b) Security Agent, and (c) any Credit Facility Lender, as applicable. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBOR, 11:00 a.m. (London time) on the day that is two (2) London banking days preceding the date of such setting, and (2) if such Benchmark is not LIBOR, the time determined by Administrative Agent in its reasonable discretion. “Registerable Asset” means any Eligible Engine or Eligible Equipment with respect to which ownership thereof, a contract of sale in respect of, a lease of, and/or a security interest therein may be filed with the FAA or registered on the International Registry. “Release” means, as to Borrower or a Subsidiary that delivers to Administrative Agent a Subsidiary Guaranty, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials in the indoor or outdoor environment by such Person, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or SMRH:4838-5569-6023.10 -44- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Request for Letter of Credit” means a notice from an Authorized Signatory of Borrower to Administrative Agent with respect to any issuance or amendment (including any increase or extension) of a Letter of Credit specifying: (i) the proposed date of issuance or amendment of a Letter of Credit (which will be a Business Day); (ii) the identity of Issuing Lender with respect to such Letter of Credit; (iii) the expiry date of such Letter of Credit; (iv) the stated amount thereof, (v) the name and address of the beneficiary thereof; (vi) the documents to be presented by such beneficiary in case of any drawing thereunder; (vii) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (viii) whether it is a standby or commercial Letter of Credit; (ix) with respect to an amendment, the Letter of Credit to be amended; and (x) such other matters as Issuing Lender may require. “Requisite Lenders” means (a) all Non-Defaulting Lenders, with respect to those decisions requiring unanimous consent of all Lenders as set forth in Section 12.16 and (b) those Non-Defaulting Lenders holding Notes evidencing in the aggregate 50.1% or more of the aggregate Indebtedness then evidenced by the Notes held by Non-Defaulting Lenders, with respect to all other decisions required of the Lenders hereunder; provided that any Defaulting Lender or Indebtedness under Notes held by such Defaulting Lender shall not be included under the foregoing items (a) and (b) or have voting, waiver or consent rights with respect to any decision. “Revolving Commitment” means, subject to Sections 2.10 and 2.19, $1,000,000,000.00. The respective Pro Rata Shares of the Lenders with respect to the Revolving Commitment are set forth in Schedule A. “Revolving Facility Usage” means, as of any date of determination, the sum of (a) aggregate principal amount of funded Indebtedness then outstanding under the Revolving Loans and Swing Line Loans plus (b) the Letter of Credit Usage. “Revolving Loan” means a loan(s) made by the Lenders to Borrower pursuant to Section 2.1. “Revolving Note” means each revolving note executed and delivered by Borrower to each Lender in accordance with its Pro Rata Share of the Revolving Commitment, dated as of the Closing Date, in the original aggregate principal amount of the Revolving Commitment, together with any other notes executed and delivered by Borrower to any Lender evidencing at any time any portion of the Loans. “Sanctions” shall have the meaning set forth in Section 5.26.2. “Schedule of Documents” means the schedule, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with this Agreement and the other Loan Documents and the transactions contemplated hereunder and thereunder, substantially in the form of Schedule 4.1. “SEC” means the United States Securities Exchange Commission. SMRH:4838-5569-6023.10 -45- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Secured Hedging Agreement” means any Swap Contract permitted under Section 7.10.6 that is entered into by and between Borrower and any Swap Lender. “Secured Hedging Obligations” means, with respect to Borrower, all obligations arising from time to time under Secured Hedging Agreements entered into from time to time between Borrower and a Swap Lender; provided that if such Swap Lender ceases to be a Lender hereunder or an Affiliate of a Lender hereunder, Secured Hedging Obligations shall only include such obligations to the extent arising from transactions entered into at the time such Swap Lender was a Lender hereunder or an Affiliate of a Lender hereunder pursuant to any Swap Contract; and provided further that such Swap Lender under such Swap Contract has provided written notice of such liabilities to Administrative Agent in accordance with Section 2.13. “Security Agent” means that party mentioned in the introductory paragraph hereof, when such party is acting in its capacity as Security Agent under any of the Loan Documents, or any successor Security Agent. “Security Agreement” means that certain Security Agreement dated as of November 18, 2009, as amended, modified or supplemented from time to time, made by Borrower in favor of Security Agent. “Security Deposit” means any cash deposits and other collateral provided by, or on behalf of, a Lessee to secure the obligations of such Lessee under a Lease. “Security Election” means the election made, at any time, by Administrative Agent in its sole discretion to require with respect to a Specified Asset the satisfaction of the criteria applicable to such Specified Asset and described in and in accordance with the terms of clause (b) of the definition of “Eligible Specified Asset.” “SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to the definition of “Base Rate”. “Special Circumstance” means the application or adoption after the Closing Date of any Law or interpretation, or any change therein or thereof, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable authority charged with the interpretation or administration thereof, or compliance by Lender or its lending office with any request or directive (whether or not having the force of Law) of any such Governmental Authority, central bank or comparable authority. “Special Purpose Financing Vehicle” means a bankruptcy remote Subsidiary or Affiliate (including, without limitation, any Subsidiary of such Person, WEST and the WEST Subsidiaries) of Borrower or other Person owned by or at the request of Borrower (excluding any Owner Trustee which shall have executed and delivered an Owner Trustee Mortgage and Security SMRH:4838-5569-6023.10 -46- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Agreement) for the sole purpose of holding and/or assigning Engines or Equipment received directly or indirectly from Borrower or any of its Subsidiaries and issuing notes or other Indebtedness which are secured by such Engines or Equipment or other securities representing interests in such Engines or Equipment, and which Subsidiary or Affiliate or other Person is prohibited by its articles of incorporation or (if it is not a corporation) other organizational documents from engaging in any other business; provided that any Indebtedness of such Special Purpose Financing Vehicle shall be Non-Recourse Debt. “Specified Asset Collateral Documents” means, individually and collectively, the Specified Real Property Collateral Documents and the Specified Vessel Collateral Documents. “Specified Asset Lien Search Report” means a lien search report or other abstract of title that is issued by the applicable Government Authority or other Person, as applicable, describing the Liens of records with respect to a Specified Asset, and is customarily relied on by lenders in extending credit secured by Liens against such Specified Asset (e.g., a title report for real estate). “Specified Asset Market Value” means, with respect to a Specified Asset, an amount as determined by the Appraiser to be the amount that would be obtained in an arm’s length cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable time period available for marketing, adjusted to account for the maintenance status of such item of Specified Asset, but without taking into account any existing maintenance reserves, any value attributed to Lease payments, if any, or any security deposits under the related Lease, if any. “Specified Asset Owner” means (i) Borrower or (ii) its Subsidiary, in each case as the owner of the relevant Specified Asset. “Specified Assets” means the Specified Real Properties and Specified Vessel. “Specified Real Properties” means the land and improvements thereon located in Coconut Creek, Florida and owned by Coconut Creek Aviation Assets LLC, a Delaware limited liability company, and in Bridgend, Wales, UK and owned by Willis Asset Management Limited, a private limited company organized under the laws of England and Wales. “Specified Real Property Collateral Documents” means the Collateral Documents that Administrative Agent and Security Agent require in connection with a Security Election with respect to the Specified Real Properties, including, but not limited to, a first Lien deed of trust or mortgage encumbering the Specified Real Properties, environmental indemnity, all-asset security agreement, assignment of contracts and leases, lender’s policy of title insurance, and such other documents as may reasonably be required, in each case in form and substance reasonably satisfactory to the Agents. “Specified Vessel” means [***]. “Specified Vessel Collateral Documents” means the Collateral Documents that Administrative Agent and Security Agent require in connection with a Security Election with respect to the Specified Vessel, including, but not limited to, a first Lien preferred ship mortgage

SMRH:4838-5569-6023.10 -47- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement encumbering the Specified Vessel, all-asset security agreement, assignment of contracts and leases, lender’s mortgage or ship mortgage title policy, and such other documents as may reasonably be required, in each case in form and substance reasonably satisfactory to the Agents. “Stage III” means, with respect to any aircraft or engine, any aircraft or engine which, at the time of its manufacture, was compliant with the noise regulations set forth in FAR Part 36. “Stock” means all certificated and uncertificated shares, options, warrants, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934). “Stock Pledge Agreement” means collectively, and each individually, (i) that certain Stock Pledge Agreement dated as of November 18, 2009, as amended, modified or supplemented from time to time, made by Borrower in favor of Security Agent, whereby Borrower pledged to Security Agent sixty-five percent (65%) of the issued and outstanding shares of capital stock of WLFC (Ireland) Limited, (ii) that certain Share Mortgage and Security Agreement dated as of June 28, 2011, as amended, modified or supplemented from time to time, made by Borrower in favor of Security Agent, whereby Borrower pledged to Security Agent fifty percent (50%) of the issued and outstanding shares of share capital of WMES, (iii) the Membership Interest Pledge Agreement dated as of September 28, 2012, as amended, modified or supplemented from time to time, made by Borrower in favor of Security Agent, whereby Borrower pledged to Security Agent all of its membership interests in WEST Engine Funding LLC, (iv) the Stock Pledge Agreement dated as of November 5, 2013, as amended, modified or supplemented from time to time, made by Borrower in favor of Security Agent, whereby Borrower pledged to Security Agent all of the outstanding shares of share capital of Willis Aeronautical Services, Inc., and (v) that certain Stock Pledge Agreement dated as of April 20, 2016, as amended, modified or supplemented from time to time, provided by Borrower in favor of Security Agent whereby Borrower pledged to Security Agent sixty five percent (65%) of the issued and outstanding shares of Willis Lease (China) Limited. “Stock Power” means collectively, and each individually, those certain Stock Powers executed by Borrower in favor of Security Agent in connection with each Stock Pledge Agreement. “Subordinated Obligation” means any Indebtedness of Borrower that (a) does not have any scheduled principal payment, mandatory principal prepayment or sinking fund payment due prior to the date that is one year after the Maturity Date, (b) is not secured by any Lien on any Property of Borrower or any of its Subsidiaries, (c) is not guaranteed by any Subsidiary of Borrower, (d) is subordinated by its terms in right of payment to the Obligations pursuant to provisions acceptable to Agents and the Requisite Lenders, (e) is subject to such financial and other covenants and events of defaults as may be acceptable to Agents and the Requisite Lenders, and (f) is subject to customary interest blockage and delayed acceleration provisions as may be acceptable to Agents and Credit Facility Lenders. SMRH:4838-5569-6023.10 -48- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Subsidiary” means, as of any date of determination and with respect to any Person, any corporation, limited liability company or partnership (whether or not, in any case, characterized as such or as a “joint venture”), trust or other legal entity, whether now existing or hereafter organized or acquired: (a) in the case of a corporation or limited liability company, of which a majority of the securities having ordinary voting power for the election of directors or other governing body (other than securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (b) in the case of a partnership or other ownership interests, of which (i) a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries or (ii) a Subsidiary is the general partner. Notwithstanding the foregoing, the Excluded Subsidiaries shall only be considered Subsidiaries hereunder with respect to Section 6.14 and the definitions related thereto. In addition, any Excluded Subsidiary shall be considered a Subsidiary for all purposes hereunder when it complies with the requirements of Section 6.13.2. “Subsidiary Guaranty” means, collectively and each individually, those certain Subsidiary Guaranties dated as of November 18, 2009 or thereafter, as amended, modified or supplemented from time to time, made by each Subsidiary (including a Specified Asset Owner upon including its Specified Asset in the Borrowing Base, but excluding the Excluded Subsidiaries) in favor of Security Agent, whereby such Subsidiary guaranties performance of the Obligations under the Loan Documents. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Lender” means any Person that is a Lender hereunder (or an Affiliate of a Lender hereunder) at the time it enters into a Swap Contract, in its capacity as a party to such a Swap Contract, whether or not such Person subsequently ceases to be a Lender hereunder (or an Affiliate of a Lender hereunder). “Swap Obligation” means, with respect to Borrower, Subsidiary or any guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out SMRH:4838-5569-6023.10 -49- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to- market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include the Agent, a Lender or any Affiliate of either of them). “Swing Line Commitment” means the commitment of the Swing Line Lender to make Swing Line Loans in an aggregate maximum principal amount at any one time outstanding equal to the Swing Line Sublimit or such lesser amount as shall be agreed to by the Swing Line Lender and Borrower pursuant to Section 2.2 of this Agreement. “Swing Line Lender” means MUFG Bank, Ltd., in its capacity as the provider of the Swing Line Commitment hereunder, or any successor Swing Line Lender. “Swing Line Loans” means loans made by the Swing Line Lender to Borrower pursuant to Section 2.2. “Swing Line Note” means the swing line note executed and delivered by Borrower to Swing Line Lender, dated as of the Closing Date, in the original aggregate principal amount of the Swing Line Commitment, together with any other notes executed and delivered by Borrower to any Lender evidencing at any time any portion of the Swing Line Loans. “Swing Line Sublimit” means an amount equal to Fifty Million and 00/100 Dollars ($50,000,000.00). The Swing Line Sublimit is a part of, but is not in addition to, the Revolving Commitment. “Swiss Francs” means the lawful currency of Switzerland. “Syndication Agent” means that party mentioned in the introductory paragraph hereof, when such party is acting in its capacity as Syndication Agent under any of the Loan Documents, or any successor Syndication Agent. “Tangible Net Worth” means on any date of determination, the following with respect to Borrower and its Subsidiaries on a consolidated basis: (a) the sum of the total assets less the total liabilities minus (b) intangibles (excluding (i) gains and losses from fair value of derivatives charges whether or not included in other comprehensive income or net income on such date, all as determined in accordance with GAAP, consistently applied and (ii) any intangibles arising under clause (h) of the definition of EBITDA). Notwithstanding the foregoing, to the extent constituting a liability on Borrower’s balance sheet as determined in accordance with GAAP, consistently applied, the Permitted Preferred Stock shall be excluded as a liability in the calculation of Tangible Net Worth. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, SMRH:4838-5569-6023.10 -50- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day. “Term SOFR Adjustment” means, for any calculation with respect to a Base Rate Loan or a SOFR Loan, a percentage per annum as set forth below for the applicable type of such Loan and (if applicable) the Interest Period therefor: Base Rate Loans: Interest Period Percentage One month 0.11448% SOFR Loans: Interest Period Percentage One month 0.11448% Three months 0.26161% Six months 0.42826%

SMRH:4838-5569-6023.10 -51- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Notice” means a notification by Administrative Agent to the other parties hereto of the occurrence of a Term SOFR Transition Event. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Term SOFR Transition Event” means the determination by Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in the replacement of the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.4.3(a) below with a Benchmark Replacement the Unadjusted Benchmark Replacement component of which is not Term SOFR. “Termination Date” means the date on which the Loans and all other Obligations under this Agreement and the other Loan Documents are indefeasibly paid in full, and Borrower shall have no further right to borrow any moneys or obtain other credit extensions or financial accommodations under this Agreement. “Three Primary Lessees” means the three Lessees under Leases which, at the time of determination, have leased (whether under one or more Leases) the highest percentages of the Engines and Equipment described in clause (y)(ii)(E) of the definition of Borrowing Base, based on Net Book Value, of all Eligible Engines and Eligible Equipment. “Total Debt” means all Indebtedness of Borrower and its consolidated Subsidiaries, including, without limitation, Partial Recourse Debt and Subordinated Obligations but excluding Non-Recourse Debt. “Transactional User Entity” is defined in the Regulations for the International Registry. “Trust Agreement” means, each and collectively, those certain Trust Agreements entered into prior to the date hereof and any Trust Agreements entered into after the date hereof, each of which Trust Agreements shall be substantially in the form attached hereto as Exhibit K with such modifications thereto approved by the Administrative Agent in its reasonable discretion, by and between Owner Trustee, as owner trustee, and Borrower or a Wholly-Owned Subsidiary, as the sole beneficiary, as each such Trust Agreement is amended, supplemented or otherwise modified from time to time, whereby the parties agreed, among other things, that Owner Trustee shall act as trustee with respect to the “Equipment” and “Lease Agreement” as defined therein and by and between Owner Trustee, as owner trustee, and Borrower or a Wholly-Owned Subsidiary, as the sole beneficiary, as each Trust Agreement is amended, supplemented or otherwise modified from time to time, whereby the parties agreed, among other things, that Owner Trustee shall act as trustee with respect to the “Equipment” and “Lease Agreement” as defined therein. SMRH:4838-5569-6023.10 -52- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “Turboprop Engine” means a gas turbine engine used in aircraft with at least 550 rated shaft horsepower. “UCC” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of Delaware; provided that in the event by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Security Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Delaware, the term “UCC” means the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unused Line Fee” means that fee set forth in Section 2.6.1. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “WEST” means (i) WEST II, (ii) WEST III, or (iii) WEST IV, in each case in its capacity as the issuer of the indebtedness referenced under either clauses (i), (ii) or (iii) of the definition of “WEST Funding Facility.” “WEST II” means Willis Engine Securitization Trust II, a Delaware statutory trust which is a Wholly-Owned Subsidiary of Borrower. “WEST III” means, Willis Engine Structured Trust III, a Delaware statutory trust which is a Wholly-Owned Subsidiary of Borrower. “WEST IV” means, Willis Engine Structured Trust IV, a Delaware statutory trust which is a Wholly-Owned Subsidiary of Borrower. “WEST Administrative Agency Agreement” means (i) that certain Administrative Agency Agreement dated September 17, 2012 among WEST II, Borrower, Deutsche Bank Trust Company Americas and the entities listed on Appendix A thereto, (ii) that certain Administrative Agency Agreement dated August 4, 2017 among WEST III, Borrower, Deutsche Bank Trust Company Americas and each Managed Group Member as defined therein and made a party thereto, (iii) that certain Administrative Agency Agreement dated August 22, 2018 among WEST IV, Borrower, Deutsche Bank Trust Company Americas and each Managed Group Member as defined therein and made a party thereto, as amended, waived, restated, supplemented or otherwise modified from time to time; and (iv) such similar agreement(s) entered into with respect to Future WEST ABS Non-Recourse Indebtedness. SMRH:4838-5569-6023.10 -53- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “WEST Funding Facility” means (i) the transactions contemplated by that certain Indenture dated as of September 14, 2012, by and between WEST II, Deutsche Bank Trust Company Americas, as the operating bank and trustee, Borrower, as the administrative agent and Crédit Agricole Corporate and Investment Bank, as the initial liquidity facility provider, as amended, waived, restated, supplemented, or otherwise modified from time to time, (ii) the transactions contemplated by that certain Indenture dated as of August 4, 2017, by and between WEST III, Deutsche Bank Trust Company Americas, as the operating bank and trustee, Borrower, as the administrative agent and BNP Paribas, acting through its New York branch, as the Initial Liquidity Facility Provider, as amended, waived, restated, supplemented, or otherwise modified from time to time, (iii) the transactions contemplated by that certain Indenture dated as of August 22, 2018, by and between WEST IV, Deutsche Bank Trust Company Americas, as the operating bank and trustee, Borrower, as the administrative agent and Bank of America, N.A., as the initial liquidity facility provider, as amended, waived, restated, supplemented, or otherwise modified from time to time, and (iv) such similar agreement(s) entered into with respect to Future WEST ABS Non-Recourse Indebtedness.. “WEST Owner Trusts” means the owner trusts in which WEST or a WEST Subsidiary holds 100% of the beneficial interest. “WEST Servicing Agreement” means (i) that certain Servicing Agreement dated as of September 17, 2012, by and among Borrower, as servicer and administrative agent, WEST II, and the entities listed on Appendix A to the Servicing Agreement, as amended, waived, restated, supplemented, or otherwise modified from time to time, (ii) that certain Servicing Agreement dated as of August 4, 2017, by and among Borrower, as servicer and administrative agent, WEST III, and each member of the Serviced Group as defined therein and made a party thereto, as amended, waived, restated, supplemented, or otherwise modified from time to time, (iii) that certain Servicing Agreement dated as of August 22, 2018, by and among Borrower, as servicer and administrative agent, WEST IV, and each member of the Serviced Group as defined therein and made a party thereto, as amended, waived, restated, supplemented, or otherwise modified from time to time; or (iv) such similar agreement entered into with respect to Future WEST ABS Non- Recourse Indebtedness. “WEST Subsidiaries” means collectively, each legal entity owned by WEST or in respect of which WEST or a Subsidiary of WEST holds 100% of the beneficial interest, including the WEST Owner Trusts. “Wholly-Owned Subsidiary” means a Subsidiary of Borrower, 100% of the capital stock or other equity interest of which is owned, directly or indirectly, by Borrower, except for director’s qualifying shares required by Applicable Laws. “Willis Lease (China) Limited” means Willis Lease (China) Limited, a limited liability company formed under the laws of the People’s Republic of China. “Willis Lease (China) Limited Financing Facility” means one or more financing arrangements entered into by Willis Lease (China) Limited in an amount not to exceed One Hundred Million and 00/100 Dollars ($100,000,000.00) for general corporate purposes, including financing spare aircraft engines and equipment. SMRH:4838-5569-6023.10 -54- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement “WMES” means Willis Mitsui & Co Engine Support Limited. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. 1.2 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited Financial Statements, except as otherwise specifically prescribed herein and without giving effect to any change in GAAP which would require the Borrower to “mark-for-market” its obligations under Swap Contracts (unless (i) Borrower and the Requisite Lenders agree to give effect to such changes or (ii) Borrower has recognized a gain or loss as a result of such Swap Contract). Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP (including changes before or after the date of this Agreement as a result of FASB ASC 842) required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC would affect the computation of any financial ratio or compliance with any requirement set forth in any Loan Document, and either Borrower or the Requisite Lenders shall so request, Administrative Agent, the Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement so as to reflect equitably such change to GAAP with the desired result that the criteria for evaluating the Borrower’s financial condition after such change to GAAP shall preserve the original intent of the criteria used before such change in GAAP (subject to the approval of the Requisite Lenders); provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein. For the avoidance of doubt, the accounting for leases in accordance with GAAP, after taking into consideration such accounting change, as reflected in the audited Financial Statements shall not affect the computation of any financial ratio or compliance with any requirement set forth in any Loan Document unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes. 1.3 UCC. Any term used in this Agreement or in any financing statement filed in connection herewith which is defined in the UCC and not otherwise defined in this Agreement or in any other Loan Document shall have the meaning given such term in the UCC. 1.4 Construction. For purposes of this Agreement and the other Loan Documents, the following rules of construction shall apply, unless specifically indicated to the contrary: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural

SMRH:4838-5569-6023.10 -55- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (b) the term “or” is not exclusive; (c) the term “including” (or any form thereof) shall not be limiting or exclusive; (d) all references to statutes and related regulations shall include any amendments thereof and any successor statutes and regulations; (e) the words “herein,” “hereof” and “hereunder” or other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement; (f) all references in this Agreement or in the schedules to this Agreement to sections, schedules, disclosure schedules, exhibits, and attachments shall refer to the corresponding sections, schedules, disclosure schedules, exhibits, and attachments of or to this Agreement; and (g) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof. Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. 1.5 USA Patriot Act Notice. Each Lender is subject to the USA Patriot Act and hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (as amended and supplemented from time to time, the “Patriot Act”), each Lender is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow each Lender to identify Borrower in accordance with the Patriot Act. 1.6 Rounding. Except as expressly otherwise provided herein, any financial ratios required to be maintained by Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.7 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Document related thereto, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. For clarity, the calculation of the amount of such Letter of Credit shall take into account any reduction on account of (a) any permanent reduction of such Letter of Credit or (b) any amount that is drawn, reimbursed and no longer available under such Letter of Credit. 1.8 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). SMRH:4838-5569-6023.10 -56- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 1.9 Paid in Full. Any reference in this Agreement or in any other Loan Document to satisfaction, payment or repayment “in full” with respect to the Obligations shall mean (a) the payment or repayment in full in Cash of all of the principal of and interest on or other liabilities (including any premium applicable to the repayment thereof, if any) relating to each Loan, and all fees and all other expenses or amounts payable under any Loan Document, (b) in the case of contingent Letter of Credit Obligations, Cash Collateralizing the applicable Letters of Credit in accordance with the terms hereof, (c) the payment or repayment in full in Cash of all other outstanding Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Obligations) under Secured Hedging Agreements provided by Swap Lenders) other than (i) unasserted contingent indemnification and expense reimbursement obligations and (ii) any Secured Hedging Obligations that, at such time, are allowed by the applicable Swap Lender to remain outstanding without being required to be repaid, and (d) the termination of all of the Commitments of the Credit Facility Lenders. 1.10 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. 2. REVOLVING COMMITMENT 2.1 Revolving Loans. Subject to the terms and conditions of this Agreement, Lenders severally shall, pro rata according to that Lender’s Pro Rata Share of the Revolving Commitment, extend Revolving Loans to Borrower from time to time until the Maturity Date. Subject to Section 2.8.2, the aggregate amount of Loans outstanding shall not exceed at any time the Borrowing Availability. Prior to the Maturity Date, Borrower may repay at any time any outstanding Loans and any amounts so repaid may be reborrowed, up to Borrowing Availability. Loans shall be evidenced by and repayable in accordance with the terms of the Revolving Note and this Agreement. 2.1.1 Choice of Interest Rate. Any Revolving Loan shall, at the option of Borrower, be made either as a Base Rate Loan or as a SOFR Loan; provided that if a Default or Event of Default has occurred and is continuing, all Loans shall be made as Base Rate Loans. If Borrower fails to give notice to Administrative Agent specifying whether any SOFR Loan is to be repaid or reborrowed on a Payment Date, such SOFR Loan shall be repaid and then reborrowed as a Base Rate Loan on the Payment Date. Each request for a Revolving Loan shall, among other things, specify (1) the date of the proposed Revolving Loan, which shall be a Business Day, (2) the amount of the Revolving Loan, (3) whether it is to be a Base Rate Loan or a SOFR Loan, and (4) the Interest Period, if applicable. 2.1.2 Request for Base Rate Loans. Except as otherwise specified herein, Borrower shall give to Administrative Agent, irrevocable notice of a request for each Loan pursuant to a written Borrowing Notice, appropriately completed and signed by an appropriate Authorized SMRH:4838-5569-6023.10 -57- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Signatory of Borrower, or by telephone (if promptly confirmed by delivery to Administrative Agent of a written Borrowing Notice, consistent with such telephonic notice) not later than 2:00 p.m. at least one (1) Business Day prior to the proposed Base Rate Loan. Any notice in connection with a requested Revolving Loan under this Agreement that is received by Administrative Agent after 2:00 p.m. on any Business Day, or at any time on a day that is not a Business Day, shall be deemed received by Administrative Agent on the next Business Day. 2.1.3 Request for SOFR Loans. (a) Borrower shall give to Administrative Agent irrevocable notice of a request for a SOFR Loan pursuant to a written Borrowing Notice, appropriately completed and signed by an appropriate Authorized Signatory of Borrower, or by telephone (if promptly confirmed by delivery to Administrative Agent of a written Borrowing Notice, consistent with such telephonic notice) not later than 2:00 p.m. at least three (3) U.S. Government Securities Business Days prior to the date of the proposed SOFR Loan. Administrative Agent shall determine the applicable Term SOFR Reference Rate as of the Business Day prior to the date of the requested SOFR Loan. Each determination by Administrative Agent of a Term SOFR Reference Rate shall, absent manifest error, be deemed final, binding and conclusive upon Borrower. The Interest Period for each SOFR Loan shall be fixed at one (1), three (3) or six (6) months. (b) (i) Each SOFR Loan shall be in a principal amount of not less than Five Million and 00/100 Dollars ($5,000,000.00) and in an integral multiple of $100,000, (ii) at no time shall there be more than ten (10) tranches of SOFR Loans outstanding, and (iii) subject to Section 2.8.2, the total aggregate principal amount of all SOFR Loans outstanding at any one time shall not exceed Borrowing Availability. (c) Not later than 2:00 p.m. at least three (3) U.S. Government Securities Business Days prior to each Payment Date for a SOFR Loan, Borrower shall give irrevocable written notice to Lender specifying whether all or a portion of such SOFR Loan outstanding on the Payment Date (i) is to be repaid and then reborrowed in whole or in part as a new SOFR Loan, in which case such notice shall also specify the Interest Period that Borrower shall have selected for such new SOFR Loan; (provided that in the case of any such reborrowing as a new SOFR Loan, if a Default or Event of Default has occurred and is continuing, Borrower shall not have the option to repay and then reborrow such SOFR Loan as a new SOFR Loan, but instead shall only be able to convert such SOFR Loan to a Base Rate Loan), (ii) is to be repaid and then reborrowed in whole or in part as a Base Rate Loan, or (iii) is to be repaid and not reborrowed; provided that any such reborrowings described in clauses (i) and (ii) above shall be in a principal amount of not less than $5,000,000.00 and in an integral multiple of $100,000. Upon such Payment Date such SOFR Loan will, subject to the provisions of this Agreement, be so repaid and, as applicable, reborrowed. 2.1.4 Request and Disbursement. Administrative Agent shall, upon the reasonable request of Borrower from time to time, provide to Borrower such information with regard to the Term SOFR Reference Rate as Borrower may request. Promptly following receipt of a request for a Loan, Administrative Agent shall notify each Lender by telephone or telecopier or electronic mail (and if by telephone, promptly confirmed by telecopier or electronic mail) of the date and type of Loan, the applicable Interest Period, and that Lender’s Pro Rata Share of the Loan. Not SMRH:4838-5569-6023.10 -58- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement later than 1:00 p.m. on the date specified for any Loan (which must be a Business Day), each Lender shall make its Pro Rata Share of the Loan in immediately available funds available to Administrative Agent at Administrative Agent’s office. Prior to 2:00 p.m. on the date of a Revolving Loan, Administrative Agent shall, subject to the satisfaction of the conditions set forth in Section 2.2, disburse the amount of the requested Revolving Loan by deposit into the account specified in the Borrowing Notice or by wire transfer pursuant to Borrower’s written instructions. 2.2 Swing Line Loans. 2.2.1 Swing Line Commitment. The Swing Line Lender shall from time to time from the Closing Date through the day prior to the Maturity Date make loans to Borrower in such amounts as Borrower may request, up to an aggregate maximum amount of the Swing Line Commitment (each, a “Swing Line Loan”), provided that (a) if after giving effect to such Swing Line Loan, (i) the Revolving Facility Usage does not exceed the Borrowing Availability at such time, (ii) the aggregate outstanding amount of the Revolving Loans of any Lender, plus such Lender’s Pro Rata Share of the outstanding amount of all Letter of Credit Obligations, plus such Lender’s Pro Rata Share of the outstanding amount of all Swing Line Loans shall not exceed such Lender’s Revolving Commitment; (b) Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan; and (c) without the consent of all of the Lenders, no Swing Line Loan may be made during the continuation of an Event of Default, provided written notice of such Event of Default shall have been provided to Swing Line Lender by Administrative Agent sufficiently in advance of the making of such Swing Line Loan. 2.2.2 Request for Swing Line Loan. Borrower may borrow, repay and reborrow under the Swing Line Commitment, subject to the remaining availability under the Swing Line Commitment and subject to availability under the Revolving Commitment, by making an irrevocable request to Administrative Agent not later than 2:00 p.m. on the Business Day of the requested borrowing. Each such request shall be made pursuant to a written Borrowing Notice, appropriately completed and signed by an appropriate Authorized Signatory of Borrower, or by telephone (if promptly confirmed by delivery to Administrative Agent of a written Borrowing Notice, consistent with such telephonic notice). Promptly after receipt of such a request for borrowing, Administrative Agent shall provide telephonic verification to the Swing Line Lender that, after giving effect to such request, availability under the Swing Line Commitment and the Revolving Commitment will exist (and such verification shall be promptly confirmed in writing by telecopier or electronic mail). Borrower shall notify the Swing Line Lender of its intention to make a repayment of a Swing Line Loan not later than 2:00 p.m. on the date of repayment. If Borrower instructs the Swing Line Lender to debit its demand deposit account maintained at the Administrative Agent or Security Agent in the amount of any payment with respect to a Swing Line Loan, or the Swing Line Lender otherwise receives repayment, after 4:00 p.m. on a Business Day, such payment shall be deemed received on the next Business Day. The Swing Line Lender shall promptly notify Administrative Agent of the Swing Line Loan outstanding each time there is a change therein. 2.2.3 Swing Line Interest Rate. Swing Line Loans shall bear interest at a fluctuating all-in rate (commensurate with a market rate of interest at the time of funding) per annum as quoted by Swing Line Lender to Borrower at the time a Swing Line Loan is requested by Borrower. Interest shall be payable monthly on such dates as may be specified by the Swing Line Lender and

SMRH:4838-5569-6023.10 -59- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement in any event on the Maturity Date. The Swing Line Lender shall be responsible for invoicing Borrower for such interest. The interest payable on Swing Line Loans is solely for the account of the Swing Line Lender (subject to Section 2.2.5 below). 2.2.4 Swing Line Maturity Date. Subject to Section 2.2.6 below, the principal amount of all Swing Line Loans shall be due and payable on the earlier of (i) the maturity date agreed to by the Swing Line Lender and Borrower with respect to such loan or (ii) the Maturity Date. 2.2.5 Swing Line Participation. Upon the making of a Swing Line Loan, each Lender shall be deemed to have purchased from the Swing Line Lender a participation therein in an amount equal to that Lender’s Pro Rata Share times the amount of the Swing Line Loan. Upon demand made by the Swing Line Lender, which shall occur not more than once per week, each Lender shall, according to its Pro Rata Share, promptly provide to the Swing Line Lender its purchase price therefor in an amount equal to its participation therein. The obligation of each Lender to so provide its purchase price to the Swing Line Lender shall be absolute and unconditional (except for modifications or demand made by the Swing Line Lender) and shall not be affected by the existence of an uncured Event of Default; provided that no Lender shall be obligated to purchase its Pro Rata Share of (i) the Swing Line Loans to the extent that, after giving effect to such Swing Line Loan, advances under the Revolving Commitment exceed the Borrowing Availability, (ii) Swing Line Loans to the extent that, after giving effect to such Swing Line Loan, the aggregate amount of Swing Line Loans outstanding exceed the Swing Line Sublimit, or (iii) any Swing Line Loan made (absent the consent of all of the Lenders) during the continuation of an Event of Default if written notice of such Event of Default shall have been provided to Swing Line Lender by Administrative Agent or a Lender sufficiently in advance of the making of such Swing Line Loan. Each Lender that has provided to the Swing Line Lender the purchase price due for its participation in Swing Line Loans shall thereupon acquire a pro rata participation, to the extent of such payment, in the claim of the Swing Line Lender against Borrower for principal and interest and shall share, in accordance with that pro rata participation, in any principal payment made by Borrower with respect to such claim and in any interest payment made by Borrower (but only with respect to periods subsequent to the date such Lender paid the Swing Line Lender its purchase price) with respect to such claim. 2.2.6 Swing Line Repayment; Revolving Loans. The Swing Line Lender may, at any time, in its sole discretion, by not less than two (2) Business Days’ prior written notice to Borrower and Lenders, demand payment of the Swing Line Loans by way of a Revolving Loan in the full amount or any portion of the outstanding amount of Swing Line Loans. In each case, Administrative Agent shall automatically provide the advances made by each Lender to the Swing Line Lender (which the Swing Line Lender shall then apply to the outstanding amount of the Swing Line Loans). In the event that Borrower fails to request a Revolving Loan within the time specified by this Section 2.2.6 on any such date, Administrative Agent may, but is not required to, without notice to or the consent of Borrower, cause Base Rate Loans to be made by the Lenders under the Revolving Commitment in amounts which are sufficient to reduce the outstanding amount of the Swing Line Loans as required above. The proceeds of such advances shall be paid directly to the Swing Line Lender for application to the outstanding amount of the Swing Line Loans. SMRH:4838-5569-6023.10 -60- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 2.3 Letters of Credit. 2.3.1 As a sublimit under the Revolving Commitment and subject to the terms and conditions hereof, at any time and from time to time from the Closing Date through the Letter of Credit Maturity Date, Issuing Lender agrees to issue such Letters of Credit denominated in Dollars for the account of Borrower, and as applicable, at the discretion of Issuing Lender, for the account of any Subsidiary, as Borrower may request by a Request for Letter of Credit; provided, however, that the form and substance of each Letter of Credit shall be subject to approval by Issuing Lender, in its sole discretion; and, provided further, that after giving effect to all such Letters of Credit, (i) the Revolving Facility Usage does not exceed the Borrowing Availability, (ii) the Letter of Credit Usage under all outstanding Letters of Credit does not exceed the Letter of Credit Sublimit, and (iii) as to each Lender, such Lender's Pro Rata Share of the Revolving Facility Usage does not exceed such Lender's Pro Rata Share of the Revolving Commitment. Each Letter of Credit shall mature on or before the Letter of Credit Maturity Date and, unless the Issuing Lender and Requisite Lenders otherwise consent in a writing delivered to Administrative Agent, the term of any Letter of Credit shall not exceed one (1) year or extend beyond the Letter of Credit Maturity Date, provided that in the Issuing Lender’s and Requisite Lenders’ discretion, a Letter of Credit may mature after the Letter of Credit Maturity Date provided Borrower Cash Collateralizes such Letter of Credit in accordance with Section 2.3.11. Each Letter of Credit shall be subject to the additional terms and conditions of Issuing Lender’s standard agreement for a Letter of Credit and related documents, if any, required by Issuing Lender in connection with the issuance thereof; provided, however, to the extent that the terms of such documents are inconsistent with the terms of this Agreement, the terms of this Agreement shall control. An Issuing Lender shall not be under any obligation to issue any Letter of Credit if: (a) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Lender from issuing such Letter of Credit, or any Applicable Law applicable to such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Lender any unreimbursed loss, cost or expense that was not applicable on the Closing Date and that such Issuing Lender in good faith deems material to it; (b) the issuance of such Letter of Credit would violate one or more policies of such Issuing Lender applicable to letters of credit generally; or (c) any Lender is at that time a Defaulting Lender, unless such Issuing Lender has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such Issuing Lender (in its sole discretion) with the Borrower or such Lender to eliminate such Issuing Lender’s actual or potential Fronting Exposure (after giving effect to Section 11.5) with respect to the Defaulting Lender arising from either such Letter of Credit then proposed to be issued or such Letter of Credit and all other Letter of Credit Obligations as to which such Issuing Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion. SMRH:4838-5569-6023.10 -61- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement An Issuing Lender shall be under no obligation to amend any Letter of Credit if (A) such Issuing Lender would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit. 2.3.2 Each Request for Letter of Credit shall be submitted to Issuing Lender, with a copy to Administrative Agent, at least two (2) Business Days prior to the date upon which the related Letter of Credit is proposed to be issued. Administrative Agent shall promptly notify Issuing Lender whether such Request for Letter of Credit, and the issuance of a Letter of Credit pursuant thereto, conforms to the requirements of this Agreement. Upon issuance of a Letter of Credit, Issuing Lender shall promptly notify Administrative Agent, and Administrative Agent shall promptly notify the Lenders, of the amount and terms thereof. 2.3.3 Upon the issuance of a Letter of Credit, each Lender shall be deemed to have purchased a pro rata participation in such Letter of Credit from Issuing Lender in an amount equal to that Lender’s Pro Rata Share. Without limiting the scope and nature of each Lender’s participation in any Letter of Credit, to the extent that Issuing Lender has not been reimbursed by Borrower for any payment required to be made by Issuing Lender under any Letter of Credit, each Lender shall, pro rata according to its Pro Rata Share, reimburse Issuing Lender through Administrative Agent promptly upon demand for the amount of such payment. The obligation of each Lender to so reimburse Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of Borrower to reimburse Issuing Lender for the amount of any payment made by Issuing Lender under any Letter of Credit together with interest as hereinafter provided. 2.3.4 Subject to Borrower’s right to finance such payment through a Revolving Loan pursuant to Section 2.3.5, Borrower agrees to pay to Issuing Lender through Administrative Agent an amount equal to any payment made by Issuing Lender with respect to each Letter of Credit within one (1) Business Day after demand made by Issuing Lender therefor, together with interest on such amount from the date of any payment made by Issuing Lender at the rate equal to the then Applicable Base Rate for two (2) Business Days and thereafter, at the Default Rate. The principal amount of any such payment shall be used to reimburse Issuing Lender for the payment made by it under the Letter of Credit and, to the extent that the Lenders have not reimbursed Issuing Lender pursuant to Section 2.3.3, the interest amount of any such payment shall be for the account of Issuing Lender. Each Lender that has reimbursed Issuing Lender pursuant to Section 2.3.3 for its Pro Rata Share of any payment made by Issuing Lender under a Letter of Credit shall thereupon acquire a pro rata participation, to the extent of such reimbursement, in the claim of Issuing Lender against Borrower for reimbursement of principal and interest under this Section 2.3.4 and shall share, in accordance with that pro rata participation, in any principal payment made by Borrower with respect to such claim and in any interest payment made by Borrower (but only with respect to periods subsequent to the date such Lender reimbursed Issuing Lender) with respect to such claim. Upon receipt of any such reimbursement from Borrower, Issuing Lender shall pay to Administrative Agent, for the ratable benefit of those Lenders that had reimbursed such Issuing Lender pursuant to Section 2.3.3 for their respective Pro Rata Shares of any payment made by such Issuing Lender under a Letter of Credit to which such reimbursement applies, the amount of such reimbursement. SMRH:4838-5569-6023.10 -62- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 2.3.5 Borrower may request that a Revolving Loan be made in accordance with Section 2.1 to provide funds for the payment required by Section 2.3.4; provided that, after giving effect to any such Loan, the Revolving Facility Usage does not exceed the Borrowing Availability at such time. The proceeds of such Revolving Loan shall be paid directly to Issuing Lender to reimburse it for the payment made by it under the Letter of Credit. 2.3.6 If Borrower fails to make the payment required by Section 2.3.4 within the time period therein set forth, in lieu of the reimbursement to Issuing Lender under Section 2.3.3, Issuing Lender may (but is not required to), without notice to or the consent of Borrower, instruct Administrative Agent to cause Revolving Loans to be made by the Lenders under the Revolving Commitment in an aggregate amount equal to the amount paid by Issuing Lender with respect to that Letter of Credit, provided that such Revolving Loans shall automatically be made as Base Rate Loans. The proceeds of such Loans shall be paid directly to Issuing Lender to reimburse it for the payment made by it under the Letter of Credit. 2.3.7 The issuance of any supplement, modification, amendment, renewal, or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit. 2.3.8 Borrower’s obligation to reimburse Letter of Credit Obligations as provided in Section 2.3.4 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of this Agreement or any Letter of Credit, or any term or provision herein or therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement in such draft or other document being untrue or inaccurate in any respect, (iii) payment by the respective Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, Borrower’s obligations hereunder. No Indemnified Person shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the respective Issuing Lender or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the respective Issuing Lender; provided that the foregoing shall not be construed to excuse an Issuing Lender from liability to Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by Borrower to the extent permitted by Applicable Law) suffered by Borrower that are caused by such Issuing Lender’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an

SMRH:4838-5569-6023.10 -63- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Issuing Lender (as finally determined by a court of competent jurisdiction), an Issuing Lender shall be deemed to have exercised care in each such determination, and that: (1) Issuing Lender may replace a purportedly lost, stolen, or destroyed original Letter of Credit or missing amendment thereto with a replacement marked as such or waive a requirement for its presentation; (2) Issuing Lender may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit and without regard to any non-documentary condition in such Letter of Credit; (3) Issuing Lender shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and (4) this sentence shall establish the standard of care to be exercised by Issuing Lender when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by Applicable Law, any standard of care inconsistent with the foregoing). Without limiting the foregoing, no Indemnified Person shall have any liability or responsibility by reason of (i) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or other Person, (ii) Issuing Lender declining to take-up documents and make payment (A) against documents that are fraudulent, forged, or for other reasons by which that it is entitled not to honor or (B) following Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents or (iii) Issuing Lender retaining proceeds of a Letter of Credit based on an apparently applicable attachment order, blocking regulation, or third-party claim notified to such Issuing Lender. 2.3.9 The Issuing Lender when acting on behalf of the Lenders with respect to any Letters of Credit issued by it and the Letter of Credit Documents associated therewith shall be entitled to the protection accorded to the Administrative Agent pursuant to Section 13.5 (subject to the standards set forth therein), mutatis mutandis. 2.3.10 The Uniform Customs and Practice for Documentary Credits, as published in its most current version by the International Chamber of Commerce, and the International Standby Practices, as published by the Institute of International Bank Law and Practice, Inc., shall be deemed a part of this Section 2.3 and shall apply to all Letters of Credit issued hereunder that provides for such Letters of Credit to be governed thereby, to the extent not inconsistent with Applicable Law. 2.3.11 In addition to the requirement in Section 11.6 to Cash Collateralize Issuing Lender’s Fronting Exposure, if any Letters of Credit Obligations shall for any reason be SMRH:4838-5569-6023.10 -64- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement outstanding at any time (a) that an Event of Default exists, (b) that Revolving Facility Usage exceeds the Maximum Amount, (c) after the termination of the Revolving Commitments, or (d) after the Letter of Credit Maturity Date, then Borrower shall, at Issuing Lender's or Administrative Agent's request, Cash Collateralize the Letter of Credit Usage amounts and pay to Issuing Lender the amount of all other Obligations owed in respect of the Letters of Credit. Borrower hereby grants to Security Agent, for the benefit of the Issuing Lender and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Security Agent or shall be delivered and pledged to the Security Agent pursuant to documents reasonably acceptable to the Security Agent. If at any time either Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than Security Agent or that the total amount of such funds is less than the Letter of Credit Usage of all outstanding Letters of Credit, Borrower will, forthwith upon demand by such Agent, pay to Security Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such Letter of Credit Usage over (y) the total amount of funds, if any, then held as Cash Collateral that such Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under Applicable Laws, to reimburse Issuing Lender. 2.3.12 Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, Borrower shall be obligated to reimburse the applicable Issuing Lender for any and all drawings under such Letter of Credit in accordance with the terms hereof, the payment of interest thereon and the payment of fees and expenses due with respect thereto to the same extent as if it were the sole account party in respect of such Letter of Credit (Borrower hereby irrevocably waiving any defenses that might otherwise be available to it as a guarantor or surety of the obligations of such a Subsidiary that is an account party in respect of any such Letter of Credit). Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of Borrower, and that Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. 2.4 Payment of Interest; Interest Rate. 2.4.1 Loans. Interest on Revolving Loans and Swing Line Loans shall be payable as follows, and shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination: (a) Base Rate Loans. Interest on each outstanding Base Rate Loan shall be computed for the actual number of days elapsed on the basis of a year of 360 days and shall be payable to Administrative Agent for the ratable benefit of Lenders, in arrears (i) on the first Business Day of each month, (ii) on the Maturity Date, and (iii) if any interest accrues or remains payable after the Maturity Date or during the continuance of an Event of Default, upon demand by Administrative Agent. Interest shall accrue and be payable on each Base Rate Loan at a per annum interest rate equal to the Base Rate plus the Applicable Base Rate Margin (the “Applicable Base Rate”). The “Base Rate” shall be equal to the highest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Rate plus one-half of one percent (0.50%) or (iii) Adjusted Term SOFR for a one-month tenor in effect on such day plus one percent (1.00%); provided that, if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change SMRH:4838-5569-6023.10 -65- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR, respectively. (b) SOFR Loans. Interest on each outstanding SOFR Loan shall be computed for the actual number of days elapsed on the basis of a year of 360 days and shall be payable to Administrative Agent, for the ratable benefit of Lenders, in arrears (i) on the last day of the applicable Interest Period in the case of any SOFR Loan with an Interest Period of one or three months, (ii) on the 90th day and the last day of the applicable Interest Period in the case of any SOFR Loan with an Interest Period greater than three months, (iii) on the Maturity Date, and (iv) if any interest accrues or remains payable after the Maturity Date or during the continuance of an Event of Default, upon demand by Administrative Agent. Interest shall accrue and be payable on each SOFR Loan at a per annum interest rate equal to Adjusted Term SOFR applicable to such SOFR Loan plus the Applicable SOFR Margin (the “Applicable SOFR Rate”). (c) Applicable Margins and Fees. The Applicable Base Rate Margin, the Applicable SOFR Margin, the Applicable L/C Rate, and the Applicable Unused Line Fee Percentage shall be determined based on the Leverage Ratio as reported in the most recent Compliance Certificate (delivered to Administrative Agent pursuant to Section 8) by reference to Table 1 below: Table 1 Level Leverage Ratio Applicable Base Rate Margin Applicable SOFR Rate Margin/ Applicable L/C Rate Applicable Unused Line Fee Percentage I ≥ 3.25 1.50% 2.50% 0.500% II < 3.25 1.125% 2.125% 0.375% III < 2.25 0.75% 1.75% 0.250% IV < 1.50 0.375% 1.375% 0.250% 2.4.2 Default Rate. Upon the occurrence and during the continuance of an Event of Default, interest on all outstanding Obligations under the Loan Documents shall, upon the election of Administrative Agent (acting at the direction of the Requisite Lenders), confirmed by written notice from Administrative Agent to Borrower, accrue and be payable at the Default Rate. Interest accruing at the Default Rate shall be payable to Administrative Agent, for the ratable benefit of Lenders, on demand and in any event on the Maturity Date. Administrative Agent shall not be required to (1) accelerate the maturity of the Loans or (2) exercise any other rights or remedies under the Loan Documents, in order to charge the Default Rate. Upon the occurrence and during the continuance of an Event of Default specified in Sections 9.1.5, 9.1.6, or 9.1.7, the interest rate shall be increased automatically to the Default Rate without the necessity of any action by Administrative Agent. SMRH:4838-5569-6023.10 -66- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 2.4.3 Benchmark Replacement. (a) (i) Notwithstanding anything to the contrary herein (but without limitation of Section 15.1.2 below) or in any of the Loan Documents, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a)(1) or (a)(2) of the definition of “Benchmark Replacement” set forth in Section 1.1 above for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (a)(3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Requisite Lenders. (ii) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (ii) shall not be effective unless the Administrative Agent has delivered to the Lenders and Borrower a Term SOFR Notice. (b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time in consultation with Borrower and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or, if applicable,

SMRH:4838-5569-6023.10 -67- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Borrower or any Lender (or group of Lenders) pursuant to this Section 2.4.3, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.4.3. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then Administrative Agent may modify the definition of “Interest Period” set forth in Section 1.1 above for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, Borrower may revoke any request for a borrowing of a Loan with an interest rate based on LIBOR (each, a “LIBOR Loan”) or a conversion to or continuation of a LIBOR Loan to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and any outstanding affected LIBOR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate in accordance with Section 2.4.1(a) above. (f) London Interbank Offered Rate Benchmark Transition Event. On March 5, 2021, the ICE Benchmark Administration (the "IBA"), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the "FCA"), the regulatory supervisor of the IBA, announced in public statements (the "Announcements") that the final publication or representativeness date for (i) 1-week and 2-month London interbank offered rate tenor settings will be December 31, 2021 and (ii) overnight, 1-month, 3-month, 6-month and 12-month London interbank offered rate tenor settings will be June 30, 2023. No successor administrator for the IBA was identified in such Announcements. The parties hereto agree and acknowledge that the Announcements resulted in the occurrence of a Benchmark Transition Event with respect to LIBOR. SMRH:4838-5569-6023.10 -68- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 2.5 Maximum Rate of Interest. In no event shall the aggregate of all interest on the Obligations charged or collected pursuant to the terms of this Agreement or pursuant to the Notes exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that a Lender has charged or received interest under this Agreement or the Notes in excess of the highest applicable rate, the rate in effect under this Agreement and the Notes shall automatically be reduced to the maximum rate permitted by Applicable Law and Lender shall promptly apply such excess to reduce the principal balance of the Obligations under the Loan Documents, or if the principal balance of the Obligations owing have been paid in full, Lender shall promptly apply such excess to reduce any other Obligations, and if all Obligations have been paid in full, then Lender shall refund to Borrower any interest received by Lender in excess of the maximum lawful rate; provided that if at any time thereafter the rate of interest payable hereunder is less than the highest applicable rate, Borrower shall continue to pay interest hereunder at the highest applicable rate, until such time as the total interest received by Lender from the making of Loans hereunder is equal to the total interest that Lender would have received had the interest rate payable hereunder been (but for the operation of this Section 2.5) the interest rate payable since the Closing Date as otherwise provided in this Agreement. It is the intent of this Agreement that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly, interest in excess of that which may be paid by Borrower under Applicable Law. 2.6 Fees. 2.6.1 Unused Line Fee. Borrower shall pay to Administrative Agent the Unused Line Fee for the ratable benefit of Lenders commencing as of the Closing Date, payable quarterly in arrears, commencing on the first Business Day of the Fiscal Quarter beginning July 1, 2019 and ending on the Maturity Date. The Unused Line Fee shall be, for each day after the Closing Date through the Maturity Date, an amount equal to (a) the difference between (1) the Maximum Amount, and (2) the Revolving Facility Usage, multiplied by (b) the Applicable Unused Line Fee Percentage, the product of which is then divided by (c) 360. 2.6.2 Letter of Credit Fees. (a) Letter of Credit Fee. Borrower shall pay to Administrative Agent for the account of each Lender in accordance with its Pro Rata Share a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable L/C Rate times the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.7. Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Maturity Date and thereafter on demand. If there is any change in the Applicable L/C Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable L/C Rate separately for each period during such quarter that such Applicable L/C Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Requisite Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate. SMRH:4838-5569-6023.10 -69- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (b) Fronting Fee and Documentary and Processing Charges Payable to Issuing Lender. Borrower shall pay directly to each Issuing Lender for its own account a fronting fee with respect to each Letter of Credit issued by such Issuing Lender in an amount equal to 12.5 basis points (0.125%) per annum on the amount available under such Letter of Credit. Such fronting fee shall be due and payable in full by Borrower to the applicable Issuing Lender, with respect to each Letter of Credit, quarterly in arrears on the first Business Day after the end of each March, June, September and December commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Maturity Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.7. In addition, unless otherwise agreed with the applicable Issuing Lender, Borrower shall pay directly to each Issuing Lender for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Lender relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are non-refundable. 2.6.3 Fees to Administrative Agent. On the Closing Date and on each other date upon which a fee is payable, Borrower shall pay to Administrative Agent such fees as heretofore agreed upon by letter agreement dated as of March 19, 2019, between Borrower and MUFG Bank, Ltd., as Administrative Agent (“Administrative Agency Fee Letter”), which fees shall be solely for its own account and are nonrefundable. 2.7 Late Payments. If any installment of principal or interest or any fee or cost or other amount payable under any Loan Document to any Credit Facility Lender is not paid when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate, to the fullest extent permitted by Applicable Laws, as set forth under Section 2.4.2 above. 2.8 Repayment and Prepayment. 2.8.1 Repayment and Voluntary Prepayment. Borrower shall pay in full the principal balance of the Loans and all other Obligations under the Loan Documents on the Maturity Date. The principal amount of any Base Rate Loan together with all accrued and unpaid interest thereon may be prepaid prior to the Maturity Date at any time; provided that any such prepayments shall be in minimum amounts to be agreed upon by Administrative Agent and Borrower. The principal amount of any SOFR Loan together with all accrued and unpaid interest thereon may be prepaid prior to the applicable Payment Date, together with any breakage fees as set forth in Section 2.8.5, upon three (3) U.S. Government Securities Business Days’ prior notice to Lender. Each notice of prepayment shall be irrevocable. 2.8.2 Overadvances. Borrower shall immediately repay to Administrative Agent, for the ratable benefit of Lenders, any Overadvance. Overadvances constitute Obligations that are evidenced by the Notes, secured by the Collateral, and entitled to all of the benefits of the Loan Documents. 2.8.3 Mandatory Prepayment. SMRH:4838-5569-6023.10 -70- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (a) Within three (3) Business Days of receiving written notice from Administrative Agent of the occurrence of any Borrowing Base Deficiency or Appraisal Deficiency, Borrower shall repay all or such portion of the Loans in an amount equal to such deficiency (or, with respect to Letter of Credit Obligations, Cash Collateralize such Obligations), together with any breakage fees as set forth in Section 2.8.5; provided that with respect to an Appraisal Deficiency which is the result of a new or updated Appraisal, the foregoing cure period shall be extended to be ninety (90) days. (b) In addition, within thirty (30) days of the consummation of any sale by Borrower of any of its Stock in any Special Purpose Financing Vehicle to a Person that is not an Affiliate of Borrower, Borrower shall apply the Net Cash Proceeds of any such sale to the Loans pro rata, together with any breakage fees as set forth in Section 2.8.5. 2.8.4 Mandatory Repayment. Upon the occurrence of a Change in Control, the Revolving Commitment shall be terminated, and all outstanding Obligations under the Loan Documents shall be repaid in full, together with any breakage fees as set forth in Section 2.8.5; for the avoidance of doubt a Permitted Change in Control shall not constitute a Change in Control. 2.8.5 Breakage Fees. Upon payment or prepayment of any SOFR Loan on a day other than the last day in the applicable Interest Period (whether voluntarily, involuntarily, by reason of acceleration, or otherwise), or upon the failure of Borrower (for a reason other than the breach by a Lender of its obligation to make a SOFR Loan pursuant to this Agreement) to borrow on the date or in the amount specified for a SOFR Loan in any Borrowing Notice, Borrower shall compensate such Lender for any loss, cost and expense attributable to any such event, including any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable. The Borrower shall pay such Lender such amounts within five (5) Business Days after demand. Each Lender making a claim under this Section shall submit to the Borrower an itemized and substantiated statement setting forth such Lender’s accounting of any amount or amounts payable under this Section, which calculation shall, absent manifest error, be deemed final, binding and conclusive upon Borrower, unless Borrower, within thirty (30) days after the date any such accounting is rendered, provides such Lender with written notice of any objection which Borrower may have to such accounting. 2.9 Term. The Credit Facilities shall be in effect until the Maturity Date. The Credit Facilities and all other Obligations related thereto under the Loan Documents shall be automatically due and payable in full on the Maturity Date, unless earlier due and payable or terminated as provided in this Agreement. 2.10 Early Termination. The Credit Facilities may be terminated, in whole or in increments of $10,000,000.00, by Borrower prior to the Maturity Date upon five (5) Business Days’ prior written notice to Administrative Agent; provided that at such time Borrower shall (a) prepay all amounts outstanding under the Credit Facilities which exceed the reduced Revolving Commitment amount elected by Borrower, (b) cause the outstanding Letters of Credit to be canceled and returned to Lenders or Cash Collateralize such Letters of Credit if such outstanding Letters of Credit would cause the amounts outstanding under the Credit Facilities to exceed the

SMRH:4838-5569-6023.10 -71- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement reduced Revolving Commitment amount elected by Borrower, (c) pay all accrued interest thereon and fees and charges incurred in connection therewith, and (d) reimburse Lenders for those costs and expenses incurred by Lenders in connection with such prepayment and termination, as set forth in Section 2.8.5. 2.11 Note and Accounting. Administrative Agent shall provide a quarterly accounting to Borrower of the Loans and other transactions under this Agreement, including Administrative Agent’s calculation of principal and interest. Each and every such accounting shall, absent manifest error, be deemed final, binding and conclusive upon Borrower, unless Borrower, within thirty (30) days after the date any such accounting is rendered, provides Administrative Agent with written notice of any objection which Borrower may have to any item in such accounting, describing the basis for such objection with specificity. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by Borrower, and in the event the parties cannot resolve their dispute, such dispute shall be resolved in accordance with the terms and conditions set forth in Sections 12.14 and 12.15 of this Agreement. 2.12 Manner of Payment. 2.12.1 When Payments Due. (a) Except as expressly set forth in this Agreement, each payment (including any prepayment) by Borrower on account of the principal of or interest on the Loans and any other amount owed to Lenders on account of the Obligations shall be made not later than 2:00 p.m. on the date specified for payment under this Agreement to Administrative Agent in lawful money of the United States and in immediately available funds. Any payment received by Administrative Agent on a day that is not a Business Day or after 2:00 p.m. on a Business Day, shall be deemed received on the next Business Day. The amount of all payments received by Administrative Agent for the account of each Lender shall be promptly distributed by Administrative Agent to the applicable Non-Defaulting Lender in like funds as received. The amount of all payments received by the Administrative Agent for the account of any Defaulting Lender shall be treated as provided in Section 11. All payments shall be made in lawful money of the United States of America. (b) If any payment on any Obligation is specified to be made upon a day that is not a Business Day, it shall (subject to the provisions of the Interest Period which may require payment by one (1) earlier Business Day) be deemed to be specified to be made on the next succeeding day that is a Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment. 2.12.2 No Deductions. Subject to Section 2.12.1 above, Borrower shall pay principal, interest, fees, and all other amounts due on the Obligations under the Loan Documents without set-off or counterclaim or any deduction whatsoever. 2.13 Application of Payments. Borrower irrevocably waives the right to direct the application of any and all payments received at any time by any Credit Facility Lender from or on behalf of Borrower and specifically waives any provisions of the law of the State of New York or any other Applicable Law giving Borrower the right to designate application of payments. All SMRH:4838-5569-6023.10 -72- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement amounts received by Administrative Agent for application to the Obligations shall be applied by Administrative Agent in the following order of priority: (i) to the payment of any fees then due and payable, (ii) to the payments of all other amounts not otherwise referred to in these clauses (i) through (iv) of this Section 2.13 then due and payable hereunder or under the other Loan Documents (including any costs and expenses incurred by Administrative Agent as a result of a Default or an Event of Default), (iii) to the payment of interest then due and payable on the Loans, and (iv) to the payment of principal then due and payable on the Loans. Notwithstanding the foregoing, during the occurrence of an Event of Default or following any exercise of remedies provided hereunder, any amounts received on account of the Obligations shall, subject to the provisions of Section 2.3.11 and Section 11, be applied by Administrative Agent in the following order (on a pro rata basis within each level of priority): (a) first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees and disbursements and other charges of counsel payable under Sections 12.2, 13.6, 14.7 and 15) payable to Administrative Agent and Security Agent in their capacity as such; (b) second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Credit Facility Lenders (including fees and disbursements and other charges of counsel payable under Sections 12.2) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (b) payable to them; (c) third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and unreimbursed Letter of Credit Obligations, ratably among the Credit Facility Lenders in proportion to the respective amounts described in this clause (c) payable to them; (d) fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Credit Facility Lenders; (e) fifth, to the Security Agent for the account of the applicable Issuing Lender, to Cash Collateralize that portion of the Letter of Credit Obligations comprised of the aggregate undrawn amount of Letters of Credit issued by such Issuing Lender to the extent not otherwise Cash Collateralized by Borrower pursuant to Section 2.3.11; (f) sixth, to the payment in full of all other Obligations (for clarity, including the Secured Hedging Obligations), in each case ratably among Administrative Agent, Security Agent and the Credit Facility Lenders (and the Swap Lenders on account of the Secured Hedging Obligations) based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and (g) finally, the balance, if any, after all Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Applicable Law. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. SMRH:4838-5569-6023.10 -73- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Notwithstanding the foregoing, Secured Hedging Obligations will be excluded from the application described above if Administrative Agent has not received written notice thereof, together with such supporting documentation as Administrative Agent may reasonably request, from the applicable Swap Lender. Each Swap Lender that has given the notice contemplated by the preceding sentence will, by such notice, be deemed to have acknowledged and accepted the appointment of Administrative Agent pursuant to the terms of Article 13 for itself and its Affiliates as if a “Lender” party hereto. In connection with any such distribution of payments and collections, Administrative Agent will be entitled to assume no amounts are due to any Swap Lender unless such Swap Lender has notified Administrative Agent in writing of the amount of any such liability owed to it prior to such distribution. 2.14 Use of Proceeds. The proceeds of the Loans shall be used by Borrower for general corporate purposes, including financing aircraft engines owned and held for lease and the purchase of Parts. 2.15 All Obligations to Constitute One Obligation. All Obligations related to the Credit Facilities constitute one general obligation of Borrower and shall be secured by Security Agent’s Liens upon all of the Collateral, and by all other Liens previously, now or at any time in the future granted by Borrower to Security Agent, Administrative Agent or any Credit Facility Lender to the extent provided in the Collateral Documents and permitted by this Agreement. 2.16 Authorization to Make Loans. Administrative Agent and each Credit Facility Lender (each, an “Authorized Party”) are authorized to make the Loans, including the issuance of Letters of Credit, based on telephonic or other oral or written instructions received from any Person that an Authorized Party believes in good faith to be an authorized representative of Borrower, or at the discretion of such Authorized Party, if such Loans are necessary to satisfy any of the Obligations. Borrower consents to the recordation of any telephonic or other communications between an Authorized Party and Borrower for the purpose of maintaining such party’s business records of such transactions. 2.17 [Reserved]. 2.18 Administrative Agent’s Right to Assume Funds Available for Revolving Loans. Unless Administrative Agent shall have been notified by any Lender no later than 10:00 a.m. on the Business Day of the proposed funding by Administrative Agent of any Revolving Loan that such Lender does not intend to make available to Administrative Agent such Lender’s portion of the total amount of such Revolving Loan, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on the date of the Revolving Loan and Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If Administrative Agent has made funds available to Borrower based on such assumption and such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent’s demand therefor, Administrative Agent promptly shall notify Borrower and Borrower shall either (i) pay such corresponding amount to Administrative Agent or (ii) arrange for another Lender or Lenders to assume the Defaulting Lender’s commitment to pay such corresponding amount and such assuming Lender(s) shall pay the corresponding SMRH:4838-5569-6023.10 -74- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement amount to Administrative Agent (upon which payment the Defaulting Lender’s and any such assuming Lender’s Pro Rata Share shall be adjusted accordingly). Administrative Agent also shall be entitled to recover from such Defaulting Lender interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by Administrative Agent to Borrower to the date such corresponding amount is recovered by Administrative Agent, at a rate per annum equal to the daily Federal Funds Rate. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its share of the Revolving Commitment or to prejudice any rights which Administrative Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder. 2.19 Optional Increase to the Revolving Commitment. 2.19.1 Provided that no Default or Event of Default then exists (and subject to Section 2.19.9), Borrower may elect, from time to time, on or after the Closing Date, in writing, that the then effective Revolving Commitment be increased up to an aggregate amount which is not in excess of One Billion Three Hundred Million and 00/100 Dollars ($1,300,000,000.00). Any request under this Section 2.19 shall, not less than thirty (30) days prior to the proposed increase (which shall be a Business Day), be submitted by Borrower through Administrative Agent to the Lenders and/or, subject to the approval of Administrative Agent, Issuing Lender and Swing Line Lender (which approvals shall not be unreasonably withheld, conditioned or delayed), any prospective lender who would meet the criteria of an Eligible Assignee (a “New Lender”), which request shall specify the proposed effective date and amount of such increase, and be accompanied by a certificate signed by an Authorized Signatory, stating that no Default or Event of Default exists as of the date of the request or will result from the requested increase. Any such request shall be approved by Administrative Agent if Borrower provides the foregoing items, Administrative Agent receives sufficient commitments from the Lenders and/or New Lender(s) pursuant to Sections 2.19.2 through 2.19.4 to fund the requested increase and, with respect to any New Lender, Administrative Agent, Issuing Lender and Swing Line Lender shall have provided their approvals in accordance with the preceding sentence. 2.19.2 Borrower shall be solely responsible for requesting a commitment from each Lender and New Lender (if any) to assume a portion of the proposed increase to the Revolving Commitment, and Borrower shall copy Administrative Agent on all such requests. Each Lender and New Lender (if any) may approve or reject such request in its sole and absolute discretion, and any Lender or New Lender (if any) who fails to send an affirmative written response to Borrower, with a copy to Administrative Agent, within ten (10) Business Days after receipt of such request, shall be deemed to have rejected Borrower’s request. 2.19.3 In responding to a request under this Section, each Lender and New Lender (if any) which is willing to assume a portion of the proposed increase to the Revolving Commitment shall specify the amount of the proposed increase that it is willing to assume. Each consenting Lender shall be entitled to participate ratably (based on its Pro Rata Share of the Revolving Commitment before such increase) in any resulting increase in the Revolving Commitment, subject to the right of Administrative Agent to adjust allocations of the increased Revolving Commitment so as to result in the amounts of the Pro Rata Shares of the Lenders being in integral multiples of $100,000.00.

SMRH:4838-5569-6023.10 -75- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 2.19.4 If the Revolving Commitment is increased in accordance with this Section 2.19, Administrative Agent shall determine, in consultation with Borrower, the final allocation of the increase in the Revolving Commitment. 2.19.5 After completion of the foregoing, Administrative Agent shall give written notification to the Lenders and any New Lenders of the increase to the Revolving Commitment which shall thereupon become effective, and in connection with such notification Administrative Agent will distribute to the Borrower and the Lenders a revised Schedule A reflecting the then applicable Pro Rata Shares of the Lenders. 2.19.6 Each New Lender shall become an additional party hereto as a Lender concurrently with the effectiveness of the proposed increase in the Revolving Commitment upon its execution of an instrument of joinder to this Agreement, which is in form and substance reasonably acceptable to Administrative Agent and which, in any event, contains the representations, warranties, indemnities and other protections afforded to Administrative Agent and the other Lenders which would be granted or made by an Eligible Assignee by means of the execution of a Commitment Assignment and Acceptance. Only Lenders who agree to increase their Revolving Commitment and New Lenders shall be entitled to receive fees in connection with such increase to the Revolving Commitment. 2.19.7 Subject to the foregoing, any increase to the Revolving Commitment requested under this Section shall be effective upon the date agreed to by Administrative Agent and Borrower and shall be in the principal amount equal to (i) the amount which consenting Lenders are willing to assume as increases to their respective Revolving Commitment plus (ii) the amount assumed by New Lenders. Only the consent of such consenting Lenders and New Lenders shall be required for an increase in the Revolving Commitment pursuant to this Section 2.19. Upon the effectiveness of any such increase, each Revolving Loan outstanding shall be refinanced with new Loans reflecting the adjusted Pro Rata Share of each Lender in the Revolving Commitment if there is any change thereto and Borrower shall: (a) issue a replacement Revolving Note to each affected Lender and a new Revolving Note to each New Lender, and the Pro Rata Share of each Lender will be adjusted to give effect to the increase in the Revolving Commitment; (b) execute and deliver to Administrative Agent such amendments to the Loan Documents as Administrative Agent may reasonably request relating to such increase to, among other things, assure the continued priority and perfection the Lien granted by Borrower to Security Agent, for the ratable benefit of Lenders, upon all of Borrower’s right, title and interest in the Collateral; and (c) pay to the existing Lenders any breakage costs as set forth in Section 2.8.5, which are payable in connection with the refinancing of any SOFR Loans. 2.19.8 Notwithstanding the foregoing or anything in this Agreement to the contrary, any increase in the Revolving Commitment pursuant to this Section 2.19 shall not increase the Swing Line Sublimit or the Letter of Credit Sublimit unless consented to in writing by Swing Line Lender or Issuing Lender, respectively. SMRH:4838-5569-6023.10 -76- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 2.19.9 To the extent any Collateral consist of a Specified Real Property and a Security Election with respect to such Specified Real Property has been made, the increase in the Revolving Commitment pursuant to this Section is subject to flood insurance due diligence and flood insurance compliance reasonably satisfactory to all the Lenders. 2.20 Withholding of Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.20) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by Borrower. Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to this Section 2.20, Borrower shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent. (d) Indemnification by Borrower. Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Credit Facility Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Credit Facility Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Credit Facility Lender shall severally indemnify Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Credit Facility Lender (but only to the extent that Borrower has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Credit Facility Lender's failure to comply with the provisions of Section 2.20 relating to the maintenance of a SMRH:4838-5569-6023.10 -77- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Participant Register and (iii) any Excluded Taxes attributable to such Credit Facility Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Credit Facility Lender by Administrative Agent shall be conclusive absent manifest error. Each Credit Facility Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Credit Facility Lender under any Loan Document or otherwise payable by Administrative Agent to the Credit Facility Lender from any other source against any amount due to Administrative Agent under this paragraph (e). (f) Status of Credit Facility Lenders. (1) Any Credit Facility Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Credit Facility Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Credit Facility Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.20(f)(2)(A), Section 2.20(f)(2)(B) and Section 2.20(f)(2)(D) below) shall not be required if in the Credit Facility Lender's reasonable judgment such completion, execution or submission would subject such Credit Facility Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Credit Facility Lender. (2) Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person, (A) any Credit Facility Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or prior to the date on which such Credit Facility Lender becomes a Credit Facility Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), an executed copy of IRS Form W-9 certifying that such Credit Facility Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall comply with Section 12.17. SMRH:4838-5569-6023.10 -78- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Credit Facility Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Credit Facility Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Credit Facility Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Credit Facility Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Credit Facility Lender has complied with such Credit Facility Lender's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Credit Facility Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.20 (including by the payment of additional amounts pursuant to this Section 2.20), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.20 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no

SMRH:4838-5569-6023.10 -79- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival; Defined Terms. Each party's obligations under this Section 2.20 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Credit Facility Lender, the termination of the Revolving Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. For purposes of this Section 2.20, the term “Applicable Law” includes FATCA. 3. SECURITY To secure the prompt payment and performance of all Obligations, for the ratable benefit of Credit Facility Lenders, Borrower, each Engine Owner, each Equipment Owner, each Leasing Subsidiary, and, following a Security Election by Administrative Agent with respect to any Specified Asset included (or to be included) in the Borrowing Base, the Specified Asset Owner of such Specified Asset, as applicable, shall enter into the Collateral Documents creating security interests in the Collateral. 4. CONDITIONS PRECEDENT 4.1 Conditions Precedent to Closing. Credit Facility Lenders shall not be obligated to make any Loan (including the issuance of any Letter of Credit), or to take, fulfill, or perform any other action under this Agreement, until the following conditions have been satisfied to their reasonable satisfaction or waived in writing by each such lender: 4.1.1 Administrative Agent shall have received: (a) originals of the documents set forth on Schedule 4.1 (Schedule of Documents), each duly executed by the appropriate parties, together with such other assurances, certificates, documents or consents related to the foregoing as Administrative Agent reasonably may require, all in form and substance satisfactory to Administrative Agent; (b) such documentation as Administrative Agent may reasonably require to establish the due organization, valid existence and good standing of Borrower and each Leasing Subsidiary and, as to each, its qualification to engage in business in each material jurisdiction in which it is engaged in business or required to be so qualified, its authority to execute, deliver and perform the Loan Documents to which it is a party, the identity, authority and capacity of each Authorized Signatory thereof authorized to act on its behalf, including certified copies of articles of organization and amendments thereto, bylaws and operating agreements and amendments thereto, certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of corporate resolutions, incumbency certificates, certificates of Authorized Signatory, and the like; SMRH:4838-5569-6023.10 -80- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (c) (i) a list of all current insurance of any nature maintained by Borrower, as well as a summary of the terms of such insurance, including insurance for Engines and Equipment leased pursuant to an Eligible Lease and (ii) a copy of all insurance certificates or other evidence of insurance for the Collateral, as requested by Agent; (d) originals of favorable written opinions, dated as of the date hereof, of independent and internal counsel to the Borrower, Leasing Subsidiary, and the Owner Trustee, in each case acceptable to Administrative Agent, addressed to Agents and Credit Facility Lenders (and their respective participants and assigns) and otherwise in form and substance satisfactory to Administrative Agent as to such matters as Administrative Agent shall determine; (e) a Compliance Certificate dated as of the Closing Date; (f) a pro forma Borrowing Base Certificate as of the Closing Date (g) copies of all consents and authorizations of, permits from or filings with, any Governmental Authority or other Person required in connection with the execution, delivery, performance or enforceability of the Loan Documents or any provision thereof and no material changes in governmental regulations affecting the Borrower, Agents or the Lenders shall have occurred; (h) (i) a certified lien search for the State of Delaware with respect to the Borrower and each of its Subsidiaries, and (ii) a Federal tax lien search with respect to the Borrower and each of its Subsidiaries, and any other searches as may be required by Administrative Agent or Security Agent; and (i) to the extent any Specified Asset is proposed to be included in the Borrowing Base as of the Closing Date, the documents required under clause (a) and/or (b), as applicable, of the definition of “Eligible Specified Asset” with respect to such Specified Asset. 4.1.2 All of the financing statements and other documentation described in the Security Agreement shall have been filed with the appropriate Governmental Authorities, and, subject to the first sentence of Section 4.3, Security Agent shall hold a first priority perfected Lien in the Collateral, for the ratable benefit of Credit Facility Lenders, subject only to Permitted Liens. 4.1.3 The following statements shall be true, and Administrative Agent shall have received evidence reasonably satisfactory to it (including, with respect to each Registerable Asset which is eligible for registration with the International Registry, a printout of the “priority search certificate” from the International Registry or other valid evidence of such ownership reasonably acceptable to the Security Agent showing the Engine Owners’ or Equipment Owners’ ownership interest with respect to such Registerable Asset under a contract of sale) with respect to each Registerable Asset and any related Lease included in the Borrowing Base to the effect that: (a) the applicable Engine Owner or Equipment Owner owns such Registerable Asset and the related Lease, free and clear of Liens other than (i) Permitted Liens and (ii) the Lien, the International Interests and assignment of International Interests created by the Mortgage and Security Agreement; and SMRH:4838-5569-6023.10 -81- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (b) with respect to each Registerable Asset, the Borrower is in compliance with the applicable requirements of the Security Agreement and the Mortgage and Security Agreement or the Owner Trustee Mortgage and Security Agreement, as applicable. 4.1.4 Borrower shall have paid to Administrative Agent all fees, costs, and expenses of closing (including reasonable fees of legal counsel to Administrative Agent presented as of the Closing Date). 4.1.5 Borrower shall have paid to Administrative Agent, for the ratable benefit of the Lenders, the upfront fees payable on or prior to the Closing Date as heretofore agreed upon by separate letter agreement between Borrower and Administrative Agent. 4.1.6 There shall be no action, proceeding, investigation, regulation or legislation which shall have been instituted, threatened or proposed before any court, Governmental Authority or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, this Agreement or any other Loan Document or the consummation of the transactions contemplated hereby or thereby and which, in any Lender’s sole judgment, would make it inadvisable to consummate the transactions contemplated by this Agreement or any other Loan Document. 4.1.7 Administrative Agent shall have completed its independent business and legal due diligence, including, but not limited to financial, legal and insurance reviews, with results satisfactory to Administrative Agent. 4.1.8 All of the representations and warranties of Borrower under this Agreement shall be true and correct as of the Closing Date. 4.1.9 Credit Facility Lenders, Administrative Agent, and Security Agent each shall have obtained satisfactory credit or other required internal approval(s) in connection with the transactions contemplated by this Agreement and the Loan Documents. 4.1.10 The Closing Date shall occur on or before June 30, 2019. 4.1.11 No circumstance or event shall have occurred, including, but not limited to, any litigation, actions, suits, proceedings or investigations pending as to Borrower, that constitutes a Material Adverse Effect as of the Closing Date. 4.1.12 Borrower shall be in compliance with all the terms and provisions of the Loan Documents, and no Default or Event of Default shall have occurred and be continuing. If any other term of any Loan Document should conflict, or appear to conflict, with this Section 4.1, the terms of this Section 4.1 shall control, and Borrower shall have no rights under this Agreement or any other Loan Document until each of the conditions of this Section 4.1 has been complied with to Administrative Agent’s and Lenders’ satisfaction or specifically waived in a writing by Lenders. SMRH:4838-5569-6023.10 -82- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 4.2 Conditions to All Loans (Including Issuance of Letters of Credit). It shall be a condition to the funding of any Loan (including the issuance of any Letter of Credit) that the following statements be true on the date of each such funding or advance, as the case may be: 4.2.1 Administrative Agent shall have timely received a Borrowing Notice or telephonic request, or a Request for Letter of Credit, as applicable, together with a Borrowing Base Certificate dated as of the date of such Borrowing Notice. 4.2.2 Administrative Agent shall determine that, after giving effect to the requested Loan (including the issuance of any Letter of Credit), no Overadvance will exist and that the conditions of Section 2.1 have been satisfied. 4.2.3 All of the representations and warranties of Borrower under this Agreement and the other Loan Documents shall be true and correct at such date, except to the extent any such representations and warranties relate to an earlier date, both before and after giving effect to the funding or issuance of such Loan or Letter of Credit, and Administrative Agent shall have received, if it so elects, a certification to that effect signed by an Authorized Signatory. 4.2.4 Borrower shall be in compliance with all the terms and provisions of the Loan Documents, and no Default or Event of Default shall have occurred and be continuing or would result after giving effect to such Loan. 4.2.5 No circumstance or event shall have occurred since the Closing Date, or would result from the funding, advance or incurrence of any Loan (including the issuance of any Letter of Credit), that constitutes a Material Adverse Effect. 4.2.6 Subject to the first sentence of Section 4.3, Security Agent shall hold a perfected, first priority Lien on all Collateral, for the ratable benefit of Credit Facility Lenders, subject only to Permitted Liens. 4.2.7 Each Lender shall have received such information from Borrower and its Affiliates as required by such Lender to confirm that Borrower and its Affiliates are in compliance with the Patriot Act and similar laws. 4.3 Conditions to Borrowing Base Inclusion for Engine and Equipment. As of the Closing Date, and thereafter, with respect to each new Engine or item of Equipment, the following conditions shall be satisfied within five (5) Business Days following an advance of the Loan related thereto: 4.3.1 With respect to each Engine or item of Equipment which is owned by an Owner Trustee, Security Agent (or the Custodian) shall have received the documentation (including, without limitation, the Owner Trustee Guaranties, Owner Trustee Mortgage and Security Agreements, Trust Agreements, Beneficial Interest Pledge Agreements, Leasing Subsidiary Security Assignment, as applicable) set forth in the definitions of “Eligible Asset” and “Eligible Lease.” 4.3.2 In respect of any Owner Trustee which shall not have previously provided such documents to Administrative Agent, Administrative Agent shall have received (i) a copy of

SMRH:4838-5569-6023.10 -83- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement the resolutions of the Board of Directors of the Owner Trustee, in its individual capacity, certified by the Secretary or an Assistant Secretary of the Owner Trustee, duly authorizing the execution, delivery and performance by the Owner Trustee of each of the Loan Documents to which the Owner Trustee is or will be a party and (ii) an incumbency certificate of Owner Trustee, as to the persons authorized to execute and deliver the Loan Documents to which it is or will be a party and the signatures of such person or persons. 4.3.3 In the case of any Registerable Asset, the Borrower or any Wholly-Owned Subsidiary that has satisfied the requirements of Section 6.13.2 (in either case, for itself or Owner Trustee) will have caused a Prospective International Interest (or International Interest) in such Registerable Asset listing Security Agent as creditor to be registered with the International Registry with respect to the Mortgage and Security Agreement for such Registerable Asset and shall have caused to be filed with the FAA the Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement with respect thereto and delivered the same to Security Agent. 4.3.4 In the case of any Registerable Asset, Administrative Agent shall have received evidence reasonably satisfactory to it (including, with respect to each Registerable Asset which is eligible for registration with the International Registry, a printout of the “priority search certificate” (as defined in the Regulations for the International Registry) from the International Registry or other valid evidence of such ownership acceptable to the Security Agent relating to Security Agent’s International Interest with respect to such Registerable Asset) with respect to such Registerable Asset to the effect that: (a) the applicable Engine Owner or Equipment Owner owns such Registerable Asset, free and clear of Liens other than Permitted Liens, and the Lien and International Interests and assignment of International Interests created by the Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement, as the case may be; (b) the Lien and International Interest (or Prospective International Interest) of the Mortgage and Security Agreement created (or to be created) with respect to such Registerable Asset shall have been registered with the International Registry and the FAA (provided that Administrative Agent may agree, in its sole discretion, to waive either of such registration requirements for any such Engine or Equipment held solely for the purpose of being broken down into Parts), and, other than any Lease in effect prior to either (x) the date of the Existing Credit Agreement, or (y) the acquisition of such Registerable Asset by the Borrower, no Lien or International Interest shall have been registered on the International Registry or with the FAA prior to such International Interest (or Prospective International Interest) with respect to such Registerable Asset ; and (c) with respect to such Registerable Asset and any related Lease, the Borrower (or any Wholly-Owned Subsidiary that has satisfied the requirements of Section 6.13.2) is in compliance with the applicable provisions of the Security Agreement and the Mortgage and Security Agreement; 4.3.5 If any Registerable Asset is subject to a Lease, then the following statements shall be true, and Administrative Agent shall have received evidence reasonably satisfactory to it (including, with respect to each Cape Town Eligible Lease, a printout of the “priority search SMRH:4838-5569-6023.10 -84- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement certificate” (as defined in the Regulations for the International Registry) from the International Registry or other valid evidence of such ownership acceptable to the Security Agent relating to the Lessor’s interest in and International Interest with respect to such Registerable Asset under such Lease) with respect to such Registerable Asset and the related Lease to the effect that: (a) the applicable Engine Owner or Equipment Owner owns such Registerable Asset and Lease, free and clear of Liens other than Permitted Liens and the Lien, the International Interests and the assignment of International Interests created by the Mortgage and Security Agreement and/or Owner Trustee Mortgage and Security Agreement; (b) if the Lessee under such Lease is situated in a Contracting State, (x) the International Interest created by such Lease shall have been registered with the International Registry, and no International Interest shall have been registered on the International Registry prior to the registration of such International Interest (or Prospective International Interest) with respect to such Lease, (y) with respect to any Lease entered into after the date of the Existing Credit Agreement, the registration of the International Interest created by such Lease shall be subordinate to the International Interest of Security Agent in the related Registerable Asset, and (z) the assignment (or prospective assignment) of such International Interest by the Lessor to Security Agent shall have been registered with the International Registry; and (c) the applicable Engine Owner or Equipment Owner shall have caused executed originals of the Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement with respect to such Registerable Asset and/or Lease to be filed with the FAA. Notwithstanding the foregoing, but subject to clause (a) of this Section 4.3.5 if the Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement and/or Lease for any Registerable Asset is not available on any borrowing date, but provided that in the case of a Lease of any Registerable Asset, the Lessee thereunder is situated in a Contracting State, the parties hereto agree nevertheless to close on the financing of such Registerable Asset so long as a Prospective International Interest or International Interest in such Registerable Asset and such Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement and/or Lease has been duly registered in favor of Security Agent at the International Registry (with no prior International Interest in such Registerable Asset or Lease having been registered at the International Registry prior to the registration of such Prospective International Interest or International Interest in favor of Security Agent), in which case the Borrower shall cause the Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement and/or Lease to be filed with the FAA within three (3) days of such registration of Prospective International Interest or International Interest. 4.3.6 The Borrower (or any Wholly-Owned Subsidiary that has satisfied the requirements of Section 6.13.2) shall have caused its legal counsel to deliver to the Administrative Agent and the Borrower a memorandum as to the filing with the FAA for recordation and registration of an International Interest on the International Registry with respect to, the Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement and/or Lease and the lack of filing with the FAA of any intervening documents, and the lack of registration with the SMRH:4838-5569-6023.10 -85- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement International Registry of any intervening interests, with respect to such Registerable Asset and/or Lease, as applicable. The request and acceptance by Borrower of the proceeds of the Loan (including the issuance of any Letter of Credit) shall be deemed to constitute, as of the date of such Loan (or issuance of such Letter of Credit), (1) a representation and warranty by Borrower that the conditions in Sections 4.2 and 4.3, as applicable, have been satisfied, and (2) a confirmation by Borrower of the granting and continuance of Security Agent’s Liens pursuant to the Collateral Documents. 4.4 Conditions to Borrowing Base Inclusion for Specified Asset. With respect to any Specified Asset to be included either on the Closing Date or at any time thereafter, such Specified Asset must be an Eligible Specified Asset meeting the applicable criteria in the definition of “Eligible Specified Asset.” 5. REPRESENTATIONS AND WARRANTIES Borrower represents, warrants and agrees that from and after the Closing Date and until the Termination Date: 5.1 Corporate Existence; Compliance with Law. Borrower is a corporation duly formed, validly existing and in good standing under the Applicable Laws of Delaware. Borrower is duly qualified or registered to transact business and is in good standing in Delaware, New York, California and in each other jurisdiction in which the conduct of its business or the ownership or leasing of its Property makes such qualification or registration necessary and in which the failure to be so qualified or registered could have a Material Adverse Effect. Borrower has all requisite power and authority to conduct its business, to own, pledge, mortgage or otherwise encumber and operate its Property, to lease the Property it operates under lease, to conduct its business as now or proposed to be conducted, to execute and deliver each Loan Document to which it is a party and to perform its Obligations thereunder. Borrower is in compliance with all Applicable Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Authority that are necessary for the transaction of its business. 5.2 Executive Offices; Corporate or Other Names; Conduct of Business. The locations of Borrower’s executive offices and principal place of business, and locations where all of Borrower’s records with respect to Collateral are kept are as set forth in Schedule 5.2, which schedule Borrower may update at any time without consent of, but with notice to, Agent. Notwithstanding the foregoing, Borrower shall not change its (a) name, (b) chief executive office, (c) principal place of business or jurisdiction of formation, or (d) location of its records concerning the Collateral, without, in each instance, giving thirty (30) days’ subsequent written notice thereof to Administrative Agent and Security Agent and taking all actions deemed necessary or appropriate by Administrative Agent to protect and perfect Security Agent’s Liens continuously upon the Collateral. Notwithstanding the foregoing, Borrower shall not change its principal place of business to a location outside the United States. SMRH:4838-5569-6023.10 -86- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 5.3 Authority; Compliance with Other Agreements and Instruments and Government Regulations. The execution, delivery and performance by Borrower, any Owner Trustee, any Leasing Subsidiary, any Subsidiary, and any Specified Asset Owner, if applicable, of the Loan Documents to which each is a party have been duly authorized by all necessary corporate action, and do not and will not: 5.3.1 Require any consent or approval not heretofore obtained of any member, partner, director, stockholder, security holder or creditor of such party; 5.3.2 Violate or conflict with any provision of such party’s operating agreement, charter, articles of incorporation or bylaws, as applicable; 5.3.3 Result in or require the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon or with respect to any Property now owned or leased or hereafter acquired or leased by such party; 5.3.4 Violate any Applicable Law; or 5.3.5 Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which such party is a party or by which such party or any of its property is bound or affected; and such party is not in violation of, or default under, any Applicable Law or Contractual Obligation, or any indenture, loan or credit agreement, in any respect. 5.4 No Governmental Approvals Required. Except as previously obtained or made, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under Applicable Laws the execution, delivery and performance by Borrower, any Owner Trustee, any Leasing Subsidiary, any Subsidiary, and, if applicable, any Specified Asset Owner of the Loan Documents to which it is a party. 5.5 Subsidiaries 5.5.1 As of the Closing Date, Schedule 5.5 hereto correctly sets forth the names, form of legal entity, membership interests or stock of Borrower or a Subsidiary of Borrower (specifying such owner) and jurisdictions of organization of all Subsidiaries of Borrower. Except as described in Schedule 5.5, Borrower does not own any capital stock, equity interest or debt security which is convertible, or exchangeable, for capital stock or equity interest in any Person. Unless otherwise indicated in Schedule 5.5, all of the outstanding shares of capital stock, or all of the units of equity interest, as the case may be, of each Subsidiary are owned of record and beneficially by Borrower, there are no outstanding options, warrants or other rights to purchase capital stock of any such Subsidiary, and all such shares or equity interests so owned are duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with all applicable state and federal securities and other Applicable Laws, and are free and clear of all Liens, except for Permitted Liens. 5.5.2 Each Subsidiary is a legal entity of the type described in Schedule 5.5 duly formed, validly existing and in good standing under the Applicable Laws of its jurisdiction of

SMRH:4838-5569-6023.10 -87- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement organization and is duly qualified to do business as a foreign organization and in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its property makes such qualification necessary and in which the failure to be so qualified or registered could adversely affect the Borrower in any material respect, and has all requisite power and authority to conduct its business and to own and lease its property. 5.5.3 Each Subsidiary is in compliance with all Applicable Laws and other requirements applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, and permits from, and each such Subsidiary has accomplished all filings, registrations, and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Authority that are necessary for the transaction of its business. 5.5.4 Borrower shall update Schedule 5.5, as necessary and without the consent of, but with notice to, Agent, to maintain the accuracy and correctness of such schedule at all times from the Closing Date through the Termination Date. 5.5.5 WLFC Funding (Ireland) Limited is a Wholly-Owned Subsidiary which is not currently operating as a business and which has no assets or operating income. 5.5.6 Willis Lease France is a Subsidiary whose operations are limited to the employment of persons resident in France and which has no material assets or material operating income. 5.6 Financial Statements. Borrower has furnished to Lender the audited Financial Statements of Borrower and its Subsidiaries (on a consolidated basis) as of the Fiscal Year ending December 31, 2018. The financial information contained therein fairly presents in all material respects the financial condition, results of operations and changes in financial position of Borrower and its Subsidiaries (on a consolidated basis) as of such date and for such period. 5.7 No Material Adverse Effect. Except as set forth on Schedule 5.7, as of the Closing Date, no circumstance or event has occurred that constitutes a Material Adverse Effect. 5.8 Title To and Location of Property. Borrower and its Subsidiaries have valid title, to, or leasehold interests in, the Property, including all Engines, Equipment and, to the extent included in the Borrowing Base, Specified Assets, as reflected in the balance sheet(s) described in Section 5.6, other than items of Property or exceptions to title which are in each case immaterial and Property subsequently sold or disposed of in the ordinary course of business. Such Property is free and clear of all Liens, other than Permitted Liens. 5.9 Intellectual Property. Borrower and its Subsidiaries own, or possess the right to use to the extent necessary in their respective businesses, all Intellectual Property, and no such Intellectual Property conflicts with the valid Intellectual Property of any other Person. Except as set forth in Schedule 5.9, which schedule shall be accurate as of the Closing Date only and which Borrower shall not be required to update, Borrower has not used any trade name, trade style or “dba” during the five-year period ending on the Closing Date. 5.10 Litigation. Except for matters set forth in Schedule 5.10, there are no actions, suits, proceedings or investigations pending as to which Borrower or any of its Subsidiaries have been SMRH:4838-5569-6023.10 -88- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement served or have received notice or, to the best knowledge of Borrower, threatened against or affecting Borrower or any of its Subsidiaries or any Property of any of them, the Collateral, or any other transactions contemplated by this Agreement, in each case, which if determined adversely, could reasonably have a Material Adverse Effect. 5.11 Binding Obligations. Each of the Loan Documents to which Borrower, any Owner Trustee, any Leasing Subsidiary, any Subsidiary, and, if applicable, any Specified Asset Owner is a party will, when executed and delivered by such party, constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforcement may be limited by (i) the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws from time to time in effect affecting the rights of creditors generally, or (ii) equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion. 5.12 No Default. No event has occurred and is continuing that is a Default or Event of Default. 5.13 ERISA. Neither Borrower nor any of its Subsidiaries has any Pension Plans (as defined in this Section 5.13). Neither Borrower nor any of its Subsidiaries has incurred or expects to incur any withdrawal liability to any Multiemployer Plan (as defined in this Section 5.13). As used in this Agreement, “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), and “Multiemployer Plan” means any employee benefit plan of the type described in Section 001(a)(3) of ERISA to which Borrower or any of its ERISA Affiliates contributes or is obligated to contribute. 5.14 Regulation U; Investment Company Act. No part of the proceeds of any Loan hereunder will be used to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any margin stock in violation of Regulation U. Neither Borrower nor any of its Subsidiaries is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 5.15 Disclosure. None of the representations or warranties made by the Borrower in the Loan Documents as of the date such representations and warranties are made, and none of the statements contained in any exhibit, report, or certificate furnished by the Borrower in connection with the Loan Documents, contained any untrue statement of a material fact (when taken as a whole) or omitted a material fact necessary to make the statement made not misleading in light of all the circumstances existing at the date the statement was made; provided that with respect to information relating to the Borrower’s business generally and not to Borrower specifically, the Borrower represents and warrants only that such information was derived from sources the Borrower believes to be reliable and the Borrower has no reason to believe at the time such information was furnished or provided to the Administrative Agent or any Lender that such information was misleading; and provided further that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule (it being SMRH:4838-5569-6023.10 -89- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement understood that forecasts and projections by their nature involve approximations and uncertainties). Unless Administrative Agent has otherwise received the notice contemplated by Section 8.1.13, Borrower is a listed entity as described in 31 C.F.R. 1020.315(b)(4) and is excluded on that basis from the definition of “Legal Entity Customer” as defined in the Beneficial Ownership Regulation. 5.16 Tax Liability. Borrower and its Subsidiaries have filed all tax returns which are required to be filed, and have paid, or made provision for the payment of, all Taxes with respect to the periods, Property or transactions covered by said returns, or pursuant to any assessment received by Borrower or any of its Subsidiaries, except such Taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained. 5.17 Hazardous Materials. Except as described in Schedule 5.17, as of the Closing Date (a) neither Borrower nor any of its Subsidiaries at any time has disposed of, discharged, Released or threatened the Release of any Hazardous Materials in violation of any Environmental Law, (b) to the best knowledge of Borrower, no condition exists that violates any Environmental Law affecting any real property owned by Borrower or any of its Subsidiaries, (c) no real property or any portion thereof is or has been utilized by Borrower or any of its Subsidiaries as a site for the manufacture of any Hazardous Materials and (d) to the extent that any Hazardous Materials are used, generated or stored by Borrower or any of its Subsidiaries on any real property, or transported to or from such real property by Borrower or any of its Subsidiaries, such use, generation, storage and transportation are in compliance with all Environmental Laws. 5.18 Security Interests. Upon the execution and delivery of all of the Collateral Documents and the completion of all actions to perfect the security interests so created, the Security Agreement will create a valid first priority security interest in the Collateral described therein securing the Obligations, subject only to Permitted Liens. 5.19 Leases, Engines and Equipment. Each of the following is true and correct with respect to each Lease for an Engine and item of Equipment included in the Borrowing Base: 5.19.1 The amounts of rent and other amounts due under each Lease, as shown on the Borrower’s books and records and on any statement or schedule delivered to Administrative Agent in connection therewith, are the true and correct amounts actually owed to the Borrower and the other Lessors; 5.19.2 The Lessor delivered to the Custodian an original counterpart of such Lease; 5.19.3 All rentals, fees, costs, expenses and charges paid or payable by the Lessee under any Lease, including, without limitation, any brokerage and other fees paid to the Borrower do not violate any Applicable Law relating to the maximum fees, costs, expenses or charges that can be charged in any jurisdiction in which any Engine or Equipment is located or in which the corresponding Lessee is located, or in which a transaction was consummated, or in any other jurisdiction which may have jurisdiction with respect to any such Engine, Equipment, Lease or Lessee. SMRH:4838-5569-6023.10 -90- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 5.20 Cape Town Convention The Borrower is (a) a “Transactional User Entity” (as such term is defined in the Regulations for the International Registry); (b) “situated,” for the purposes of the Cape Town Convention, in the United States; and (c) has the “power to dispose” (as such term is used in the Cape Town Convention) of the Airframe, Engines or Turboprop Engines; 5.20.1 The Registerable Assets are “aircraft objects” (as such term is defined in the Cape Town Convention); and 5.20.2 The payment of principal of and interest on the Notes, and the performance by the Borrower of the Obligations, are “associated rights” (as such term is defined in the Cape Town Convention) with respect to each Registerable Asset. 5.21 Depreciation Policies. The Borrower’s depreciation policies in effect as of the Closing Date with respect to the Engines, the Equipment and the Specified Assets are as set forth on Schedule 5.21. 5.22 Outstanding Preferred Stock. All issued and outstanding preferred Stock of Borrower is duly authorized and validly issued. All of the issued and outstanding preferred Stock of Borrower, as of the Closing Date, is owned by each of the Persons and in the amounts set forth in Schedule 5.22. 5.23 Eligible Engines and Equipment. A list of all Eligible Engines and/or items of Eligible Equipment (other than Eligible Parts), and indicating whether such Eligible Engine or Eligible Equipment is subject to a Lease in effect as of the Closing Date is set forth in Schedule 5.23. 5.24 Preservation of International Interests. The Lien, International Interest and assignment of International Interest of each Mortgage and Security Agreement and Owner Trustee Mortgage and Security Agreement and the International Interest of each Cape Town Eligible Lease shall be registered with the FAA and/or International Registry, and such rights, International Interests and assignments of International Interest of the Engine Owner, Equipment Owner and Security Agent in each Registerable Asset are at all times maintained as against any third parties under the Applicable Laws of any jurisdiction within the United States and as against any third parties in any Contracting State under the Cape Town Convention. 5.25 Collateral Documents. As of the Closing Date, Borrower hereby reaffirms all of the agreements and obligations as set forth in the Collateral Documents executed prior to the date of this Agreement and to which Borrower is a party and such Collateral Documents remain in full force and effect and continue to secure Borrower's Obligations under this Credit Agreement. 5.26 Anti-Money Laundering; Anti-Corruption Practices. 5.26.1 To the knowledge of the Borrower, neither the Borrower nor any director, officer, agent, employee, Affiliate or other Person acting on behalf of the Borrower or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of any applicable anti-bribery law, including but not limited to, the United Kingdom Bribery Act 2010 (the “UK Bribery Act”) and the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”). Furthermore, to the knowledge of the Borrower, both the Borrower

SMRH:4838-5569-6023.10 -91- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement and its Affiliates have conducted their businesses in compliance with the UK Bribery Act, the FCPA and other applicable anti-corruption laws, rules or regulations and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. 5.26.2 Neither the Borrower, nor its Subsidiaries, directors, officers, employees, or agents thereof, is a Person that is, or is owned or controlled by Persons that are, (i) the target of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the European Union, the United Nations Security Council or Her Majesty’s Treasury (collectively, “Sanctions”), or (ii) located, organized or resident in a country that is, or whose government is, the target of Sanctions, including, currently, the Crimea region, Cuba, Iran, North Korea, and Syria, and as may be updated from time to time, excepting as may be authorized by general or specific licenses or license exceptions with respect to the applicable Sanctions or to the extent permitted under, or otherwise not be in violation of, the applicable Sanctions. 5.27 Covered Entity. Borrower is not a Covered Entity. 6. AFFIRMATIVE COVENANTS (OTHER THAN INFORMATION AND REPORTING REQUIREMENTS) So long as any portion of the Loan remains in force and/or any Obligation remains unpaid, Borrower shall, and shall cause its Subsidiaries to: 6.1 Payment of Taxes and Other Potential Liens. Pay and discharge promptly all material Taxes imposed upon any of them, upon its respective Property or any part thereof and upon its respective income or profits or any part thereof, except that Borrower and its Subsidiaries shall not be required to pay or cause to be paid any tax, assessment, charge or levy that is not yet past due, or is being contested in good faith by appropriate proceedings so long as the relevant entity has established and maintains adequate reserves for the payment of the same and provided that such contested amounts shall not exceed in the aggregate $10,000,000.00. 6.2 Preservation of Existence. Except as permitted under Sections 7.1 and 7.5, preserve and maintain its respective existence in the jurisdiction of its formation and all material authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations from any Governmental Authority that are necessary for the transaction of its respective business and qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of its respective business or the ownership or leasing of its respective Property, unless failing to do so would not have a Material Adverse Effect. 6.3 Maintenance of Property. Maintain, or, with respect to Property subject to Leases, require the Lessees to maintain, in good working order and condition consistent with industry practices and standards (taking into consideration ordinary wear and tear), all of its Property and not permit any waste thereof, and, in the ordinary course of business, make all needful and proper repairs, replacements, additions and improvements thereto as are necessary for the conduct of its business, except that the failure to maintain, preserve and protect a particular item of Property shall not constitute a violation of this covenant if such failure shall not cause a Material Adverse Effect SMRH:4838-5569-6023.10 -92- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement or if such item is at the end of its useful life or otherwise is not of significant value, either intrinsically or to the operations of Borrower. 6.4 Maintenance of Insurance. Maintain or cause Lessee(s) to maintain, as applicable, liability, casualty and other insurance (subject to customary deductibles and retentions) on all Property with responsible insurance companies in such amounts and against such risks as is carried by responsible companies engaged in similar businesses and owning similar assets in the general areas in which Borrower and its Subsidiaries operate and shall furnish to Lenders statements of its insurance coverage and shall promptly, upon Administrative Agent’s request, furnish other or additional insurance deemed reasonably necessary by Administrative Agent to the extent that such insurance may be commercially available. Borrower shall take all actions required to maintain the foregoing insurance and/or to comply with all requirements of such insurance coverage. Prior to any Loan disbursement, Agents shall be named as additional insureds on all liability insurance, all risk ground and flight engine coverage for damage or loss of the related Engine or Engines, and war risk insurance (if applicable) and Agents shall be named as a loss payee under all hull insurance policies insuring the Collateral. Borrower shall deliver to Administrative Agent endorsements to all of its (a) “All Risk” and business interruption insurance policies naming Administrative Agent as loss payee, and (b) general liability and other liability policies naming Administrative Agent as an additional insured. All policies of insurance on real and personal property will include an endorsement, in form and substance acceptable to Administrative Agent, showing loss payable to Administrative Agent (Form 438 BFU or equivalent) and extra expense and business interruption endorsements. Such endorsement, or an independent instrument furnished to Administrative Agent, will provide that the insurer will give at least thirty (30) days’ prior written notice to Administrative Agent before any such policy or policies of insurance shall be canceled. Upon the occurrence and continuation of a Default or Event of Default, Borrower hereby directs all present and future insurers under its and its Subsidiaries’ “All Risk” policies of insurance to pay all proceeds payable thereunder directly to Administrative Agent for the ratable benefit of Lenders. Administrative Agent reserves the right at any time, upon review of Borrower’s risk profile, to require additional forms and limits of insurance to adequately protect Lenders’ interests in accordance with Administrative Agent’s normal practices for similarly situated borrowers, and if the circumstances are unusual, in Administrative Agent’s sole opinion. With respect to each Mortgaged Property that is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a “special flood hazard area” with respect to which flood insurance has been made available under Flood Insurance Laws, the applicable Specified Property Owner (or the Borrower or one of its Affiliates on behalf of the Specified Property Owner) (A) will maintain, with financially sound and reputable insurance companies such flood insurance in such reasonable total amount as the Administrative Agent or any Lender may from time to time reasonably require, and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (B) promptly upon request of the Administrative Agent or any Lender, will deliver to the Administrative Agent or such Lender, as applicable, evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent and such Lender, including, without limitation, evidence of annual renewals of such insurance. 6.5 Compliance with Applicable Laws. Comply with all Applicable Laws, except that Borrower and its Subsidiaries need not comply with an Applicable Law then being contested by SMRH:4838-5569-6023.10 -93- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement any of them in good faith by appropriate proceedings or when failure to comply would not have a Material Adverse Effect. 6.6 Inspection Rights. Upon reasonable notice, at any time during regular business hours (but not so as to materially interfere with the business of Borrower or any of its Subsidiaries) and up to two times per Fiscal Year if no Event of Default has occurred and is then continuing and as often as requested after the occurrence and during the continuation of an Event of Default, permit Agent, or any authorized employee or representative thereof, to examine, audit and make copies and abstracts from the records and books of account of, and to visit and inspect the Property of, Borrower and its Subsidiaries and to discuss the affairs, finances, accounts and validate Placard affixation to Eligible Equipment of Borrower and its Subsidiaries with any of its officers, key employees or accountants. Borrower shall reimburse Agent for up to $25,000.00 of inspection- related expenses per year; provided that Borrower shall reimburse Agent for all inspection-related expenses incurred while Event of Default has occurred and is then continuing. 6.7 Keeping of Records and Books of Account. Keep adequate records and books of account reflecting all financial transactions in conformity with GAAP, consistently applied, and in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over Borrower and its Subsidiaries. 6.8 Compliance with Agreements. Promptly and fully comply in all material respects with all Contractual Obligations to which any one or more of them is a party, except for any such Contractual Obligations then being contested by any of them in good faith by appropriate proceedings. 6.9 Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in this Agreement. 6.10 Hazardous Materials Laws. Keep and maintain all real property used and/or owned by Borrower and any of its Subsidiaries and each portion thereof in compliance in all material respects with all applicable Environmental Laws and promptly notify Lender in writing (attaching a copy of any pertinent written material) of (a) any and all material enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened in writing by a Governmental Authority pursuant to any applicable Environmental Laws, (b) any and all material claims made or threatened in writing by any Person against Borrower relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials and (c) discovery by any senior officer of any of Borrower of any material occurrence or condition on any real property adjoining or in the vicinity of such real property that could reasonably be expected to cause such real property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such real property under any applicable Environmental Laws. 6.11 Future Subsidiaries. Notify Lender of the existence of any Subsidiary not disclosed on Schedule 5.5. 6.12 Conduct of Business. Conduct its business substantially as now conducted or as otherwise permitted hereunder. SMRH:4838-5569-6023.10 -94- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 6.13 Further Assurances; Schedule Supplements. 6.13.1 At any time and from time to time, upon the written request of Administrative Agent or Security Agent and at the sole expense of Borrower, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as such Agent may reasonably request to obtain the full benefits of this Agreement and to protect, preserve and maintain all respective parties’ rights in the Collateral and under this Agreement. Upon the occurrence and continuation of a Default or Event of Default and as often as Agent may thereafter require, Borrower will supplement each Schedule to this Agreement with respect to any matter hereafter arising that, if existing or occurring as of the Closing Date, would have been required to be set forth or described in such Schedule; provided that except for Schedules 5.2, 5.5 and 5.9, such supplement shall not be deemed to be an amendment thereof unless expressly consented to in writing by Administrative Agent. 6.13.2 Any Wholly-Owned Subsidiary of Borrower that owns or acquires any engine or equipment may become an Engine Owner or an Equipment Owner upon the delivery of: (i) notice to the Administrative Agent of such Wholly-Owned Subsidiary’s intention to include such an engine or equipment in the Borrowing Base, subject to the delivery of each of the documents required by Section 4.3, (ii) an executed Mortgage and Security Agreement and such other Collateral Documents as may be reasonably requested by the Security Agent in order to grant in favor of the Security Agent a Lien on such engine or equipment, which Lien shall be a fully perfected first priority Lien which is not subject to any other Lien other than Permitted Liens; and (iii) such other documentation as the Administrative Agent may reasonably require, which documentation shall be no more onerous than the documentation required in respect of the Borrower pursuant to Sections 4.1.1, 4.1.2 and 4.1.3 of this Agreement. 6.13.3 Borrower shall cause any Subsidiary that owns or acquires a Specified Asset that Borrower intends to add to the Borrowing Base to execute and deliver to Security Agent the Subsidiary Guaranty that includes the Negative Pledge Covenant with respect to such Specified Asset and deliver to Security Agent the other items specified in clause (a) of the definition of “Eligible Specified Asset” and, if Administrative Agent has made a Security Election, the items specified in clause (b) of the definition of “Eligible Specified Asset.” 6.13.4 Notwithstanding the foregoing, to the extent the Flood Insurance Laws are applicable with respect to any Specified Real Property, the Administrative Agent shall not enter after the Closing Date into any mortgage in respect of such Specified Real Property until (1) the date that occurs forty five (45) days after the Administrative Agent has delivered to the Lenders (which may be delivered electronically) with respect to such Specified Real Property the following documents: (i) a completed flood hazard determination from a third party vendor; (ii) if such Specified Real Property is located in a “special flood hazard area”, (A) a notification to the Borrower (or applicable Specified Property Owner) of that fact and (if applicable) notification to the Borrower that flood insurance coverage is not available and (B) evidence of the receipt by the Borrower of such notice; and (iii) if such notice is required to be provided to the Borrower and flood insurance is available in the community in which such Specified Real Property is located, evidence of required flood insurance and (2) the Administrative Agent shall not have received written notification from any Lender that its flood insurance due diligence and flood insurance compliance has not been completed within such forty five (45)-day period by such Lender.

SMRH:4838-5569-6023.10 -95- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 6.14 Financial Covenants. Maintain the following financial covenants on a consolidated basis, each of which shall be calculated in accordance with GAAP consistently applied: 6.14.1 Minimum Pre-Tax Income. For each Fiscal Year, the sum of (a) Net Income for that Fiscal Year (without giving effect to any reduction thereto on account of dividends or other Distributions paid or payable with respect to such Fiscal Year) plus (b) the aggregate amount of federal, state, local and foreign Taxes on or measured by income of Borrower and its Subsidiaries for that period (whether or not payable during that period), minus (c) the aggregate amount of federal, state, local and foreign credits against Taxes on or measured by income of such Borrower and its Subsidiaries for that period (whether or not usable during that period), plus (d) any amounts arising under clause (h) of the definition of EBITDA, shall be no less than $5,000,000.00. 6.14.2 Maximum Leverage Ratio. A ratio of Total Debt on that date to Tangible Net Worth of not more than 4.00: 1.00, calculated as of the end of each Fiscal Quarter. 6.14.3 Minimum Ratio of EBITDA to Consolidated Interest. A ratio of EBITDA to Consolidated Interest of at least 2.25 : 1.00, calculated as of the end of each Fiscal Quarter, on a rolling four (4) quarter basis. 6.14.4 Minimum Ratio of EBITDA to Non-Consolidated Interest. A ratio of EBITDA (excluding EBITDA of Special Purpose Financing Vehicles and any Investments in any Person that is not a Subsidiary (whether or not such Person is deemed to be an Excluded Subsidiary hereunder) but including cash dividends from Special Purpose Financing Vehicles included in Net Income) to Non-Consolidated Interest of at least 2.25 : 1.00, calculated as of the end of each Fiscal Quarter, on a rolling four (4) quarter basis. 6.15 Subordination of Third Party Fees. Agree to subordinate, on terms satisfactory to Administrative Agent, any fees paid to any Subsidiaries or Affiliates of Borrower pursuant to ongoing contractual arrangements for services provided to Borrower, including, without limitation, licensing, management and marketing fees. 6.16 Maintenance of Borrowing Base. Subject to Borrower’s right to cure set forth in Section 2.8.3, maintain the value of the Borrowing Base at all times such that no Borrowing Base Deficiency occurs. 6.17 Placards. Affix and maintain or use its best efforts to cause each Lessee under a Lease to affix to and maintain on all Eligible Engine(s) or item(s) of Eligible Equipment (other than Eligible Parts) a placard bearing an inscription substantially in the form attached hereto as Exhibit L or such other inscription as Security Agent from time to time may reasonably request (a “Placard”). The Borrower shall, upon request, provide to Administrative Agent and Security Agent a list of all Eligible Engines or items of Eligible Equipment (other than Eligible Parts) subject to a Lease indicating, to the best knowledge of the Borrower, which Engines have Placards affixed and on which no such Placard is affixed. 6.18 Maintenance of Current Depreciation Policies. Maintain its method of depreciating its assets substantially consistent with past practices as set forth in Schedule 5.21 and promptly notify Administrative Agent of any deviation from such practices. SMRH:4838-5569-6023.10 -96- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 6.19 Preservation of International Interests. Cause, or shall cause any other Party, as applicable, at Borrower’s expense, to (i) register with the FAA and/or International Registry, and thereafter maintain, the Lien, International Interest and assignment of International Interest of each Mortgage and Security Agreement and Owner Trustee Mortgage and Security Agreement and the International Interest of each Cape Town Eligible Lease; and (ii) maintain the rights and International Interests and assignment of International Interest of the Engine Owner, Equipment Owner and Security Agent in each Registerable Asset, as against any third parties under the Applicable Laws of any jurisdiction within the United States and as against any third parties in any Contracting State under the Cape Town Convention. The Borrower agrees to furnish Security Agent with copies of all documents relating to the foregoing and with recording and registration data as promptly as practicable following the issuance of the same by the FAA and the International Registry. 6.20 Maintenance of WEST Management Agreement and Servicing Agreement. Maintain substantially consistent with past practices and not terminate Borrower’s interest and/or role under the WEST Administrative Agency Agreement and Borrower’s management fee arrangement under the WEST Servicing Agreement and promptly notify Administrative Agent of any deviation from such practices. 6.21 Sanctions; Anti-Corruption Laws. Maintain in effect policies and procedures designed to promote compliance by Borrower, its Subsidiaries, and their respective directors, officers, employees, and agents with applicable Sanctions and with the FCPA and any other applicable anti-corruption laws. 7. NEGATIVE COVENANTS Borrower covenants and agrees that Borrower and its Subsidiaries shall not, directly or indirectly, by operation of law or otherwise: 7.1 Modification of Formation Documents. Amend its certificate of incorporation or formation documents in such a way that could reasonably be expected to have a Material Adverse Effect. 7.2 Modification of Debt. Cancel or modify any Indebtedness owing to it, except for reasonable consideration in the ordinary course of its business or to the extent that it would not have a Material Adverse Effect on Borrower’s financial condition. 7.3 [Reserved]. 7.4 Payment of Subordinated Obligations. Pay any (a) principal (including sinking fund payments) or any other amount (other than scheduled interest payments) with respect to any Subordinated Obligation, or purchase or redeem (or offer to purchase or redeem) any Subordinated Obligation, or deposit any monies, securities or other Property with any trustee or other Person to provide assurance that the principal or any portion thereof of any Subordinated Obligation will be paid when due or otherwise to provide for the defeasance of any Subordinated Obligation or (b) scheduled interest on any Subordinated Obligation unless the payment thereof is then permitted pursuant to the terms of the indenture or other agreement governing such Subordinated Obligation; provided that Borrower and its Subsidiaries shall be permitted to pay regularly scheduled payments SMRH:4838-5569-6023.10 -97- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement of principal and interest on Subordinated Obligations so long as no Event of Default is then continuing. 7.5 Mergers. Merge or consolidate with or into any Person, except (a) mergers and consolidations of a Subsidiary of Borrower into Borrower or a Wholly-Owned Subsidiary or of Subsidiaries with each other and (b) a merger or consolidation of a Person into Borrower or with or into a Wholly-Owned Subsidiary of Borrower that is not prohibited by Section 7.6; provided that (i) Borrower is the surviving entity, (ii) no Change in Control results therefrom, (iii) no Default or Event of Default then exists or would result therefrom, (iv) Borrower executes such amendments to the Loan Documents as Administrative Agent may reasonably determine are appropriate as a result of such merger, (v) the aggregate consideration paid or to be paid (whether cash, notes, stock, or assumption of debt or otherwise) by the Borrower and/or its Subsidiaries in any one such merger or consolidation does not exceed $25,000,000.00, and (vi) such aggregate consideration with respect to all such mergers or consolidations shall not exceed $50,000,000.00 in any Fiscal Year; provided further, that, for the avoidance of doubt, clauses (ii), (v) and (vi) shall not apply to any merger or consolidation entered into in connection with a Permitted Change in Control. Without limitation, no such merger or consolidation shall result in a violation of the terms of Section 6.2 or Section 6.14 based on pro forma financials. 7.6 Hostile Acquisitions. Directly or indirectly use the proceeds of any Loan (including the issuance of any Letter of Credit) in connection with the Acquisition of a public corporation if such Acquisition is opposed by the board of directors of such corporation or business entity. 7.7 ERISA. Create or maintain any Pension Plans or incur any withdrawal liability to any Multiemployer Plan (as defined in Section 5.13). 7.8 Change in Nature of Business. Make any material change in the nature of the business of Borrower and its Subsidiaries, taken as a whole. 7.9 Liens and Negative Pledges. Create, incur, assume or suffer to exist any Lien or Negative Pledge of any nature upon or with respect to any of its respective Property or any Collateral or engage in any sale and leaseback transaction with respect to any of its respective Property or any Collateral, whether now owned or hereafter acquired, except: 7.9.1 Liens and Negative Pledges under the Loan Documents and as permitted in Section 7.18; 7.9.2 Permitted Liens; 7.9.3 Liens on Property acquired by Borrower or any of its Subsidiaries that were in existence at the time of the acquisition of such Property and were not created in contemplation of such acquisition; 7.9.4 Liens securing (i) purchase money Indebtedness permitted by Section 7.10.9 and (ii) Indebtedness that directly or indirectly refinances purchase money Indebtedness referred to in clause (i) and that is otherwise permitted by Section 7.10, solely to the extent such Liens are on and limited to the capital assets acquired, constructed or financed with the proceeds of the Indebtedness referred to in clause (i); SMRH:4838-5569-6023.10 -98- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 7.9.5 Sale and leaseback transactions with respect to Engines or Equipment not included in the Borrowing Base; and 7.9.6 Negative Pledges on the stock of any Excluded Subsidiary granted by Borrower in favor of a lender in connection with any financing thereof, in each case where such financing otherwise complies with the requirements of this Agreement. 7.10 Indebtedness and Guaranteed Indebtedness. Create, incur or assume any Indebtedness or Guaranteed Indebtedness except: 7.10.1 Indebtedness and Guaranteed Indebtedness existing on the Closing Date and disclosed in Schedule 7.10, and refinancings, renewals, extensions or amendments that do not increase the amount thereof; 7.10.2 Indebtedness and Guaranteed Indebtedness under the Loan Documents; 7.10.3 In addition to Indebtedness permitted in Section 7.10.7 below, intercompany Indebtedness and intercompany Guaranteed Indebtedness of Borrower or any of its Subsidiaries not to exceed $5,000,000.00 outstanding at any one time; 7.10.4 Indebtedness consisting of Capital Lease Obligations not to exceed $5,000,000.00 outstanding at any one time; 7.10.5 Subordinated Obligations in such amount as may be approved in writing by Agents and Credit Facility Lenders; 7.10.6 Indebtedness pursuant to Swap Contracts, solely to the extent entered into in the ordinary course of business for the purpose of mitigating risks associated with liabilities, commitments, investments, assets or property and not for the purpose of speculation or taking a market risk; 7.10.7 Guaranteed Indebtedness in support of the obligations of a Wholly-Owned Subsidiary, provided that such primary obligations of such Wholly-Owned Subsidiary are not prohibited by this Agreement; 7.10.8 Guaranteed Indebtedness in support of the obligations of Willis Lease (China) Limited under the Willis Lease (China) Limited Financing Facility; and 7.10.9 In addition to the foregoing, Permitted Indebtedness. 7.11 Transactions with Affiliates. Make, or suffer to exist, any loan or advance or extend any credit to any Person, including, without limitation, any Affiliate of the Borrower other than: 7.11.1 advances to employees in the ordinary course of business not to exceed $100,000.00 in the aggregate outstanding at any time; 7.11.2 trade credit advanced in the ordinary course of business;

SMRH:4838-5569-6023.10 -99- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 7.11.3 transactions between or among Borrower and its Subsidiaries; and 7.11.4 transactions on overall terms at least as favorable to Borrower or its Subsidiaries as would be the case in an arm’s length transaction between unrelated parties of equal bargaining power. 7.12 Amendments to Subordinated Obligations. Amend or modify any term or provision of any indenture, agreement or instrument evidencing or governing any Subordinated Obligation in any respect that will or may adversely affect the interests of Lenders. 7.13 Negative Pledge Covenant/Specified Assets.. To the extent Borrower is the owner of a Specified Asset included in the Borrowing Base, (1) not pledge, nor permit to exist any Lien on, such Specified Asset, except (i) Liens securing the Obligations, (ii) the Permitted Liens identified in clauses (a), (b), (c), (e), (g), (h), (i), (j), (k), (l), (n), (o) and (p) of the definition of “Permitted Liens,” and (iii) Liens approved by Administrative Agent in its absolute discretion; and (2) not enter into or permit to exist any agreement with any Person, other than in connection with this Agreement or any other Loan Document, which prohibits or limits the ability of Borrower as the Specified Asset Owner of such Specified Asset to create, incur, assume or suffer to exist any Lien upon or with respect to the Specified Asset. 7.14 Distributions. Purchase, redeem, retire or otherwise acquire, directly or indirectly, or make any sinking fund payments with respect to, any shares of its Stock now or hereafter outstanding (each and collectively a “Distribution”); provided that the Borrower may declare and pay dividends and repurchase Stock if no Default or Event of Default exists prior to or after giving effect to such declaration or payment, including on the Permitted Preferred Stock. 7.15 Investments. Make or suffer to exist any Investment, other than: 7.15.1 Investments in existence on the Closing Date and disclosed on Schedule 7.15; 7.15.2 Investments consisting of Cash Equivalents or Cash; 7.15.3 Investments in a Person that is the subject of an Acquisition not prohibited by Section 7.6; 7.15.4 Investments consisting of advances to officers, directors and employees of Borrower and its Subsidiaries for travel, entertainment, relocation, anticipated bonus and analogous ordinary business purposes; 7.15.5 Investments in a Subsidiary that is a Wholly-Owned Subsidiary but that is not an Excluded Subsidiary; provided that Borrower shall not (a) create, acquire or allow to exist any Subsidiary other than Excluded Subsidiaries, unless such Subsidiary shall have executed and delivered to the Security Agent and the Administrative Agent a Subsidiary Guaranty and a joinder agreement to the Security Agreement in form acceptable to the Security Agent creating in favor of the Security Agent a first priority perfected Lien on its assets, provided that such Lien shall be subject and subordinate to any Lien on assets permitted by Section 7.9 securing Indebtedness permitted by Section 7.10 unless the Borrower, despite the exercise of reasonable efforts, shall be SMRH:4838-5569-6023.10 -100- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement unable to close such financing with the Security Agent’s subordinate Lien thereon (in which event, assuming no Default exists or would exist after giving effect to such financing, the Security Agent shall not be required to have a Lien on the assets securing such Permitted Indebtedness; provided, however, in such instance, Borrower shall have executed and delivered to the Security Agent and the Administrative Agent a Stock Pledge Agreement in form acceptable to the Security Agent pledging all issued and outstanding shares of stock held by Borrower in such Subsidiary to Security Agent), or (b) purchase or otherwise acquire (unless no Default exists or would exist immediately thereafter), including, without limitation, by way of share exchange, any part or amount of the capital stock or assets of, or make any Investments in any other Person, except for stock, obligations or securities received in settlement of debts owing to it created in the ordinary course of business and Investments otherwise expressly permitted under this Agreement; 7.15.6 Investments consisting of the extension of credit to customers or suppliers of Borrower and its Subsidiaries in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof; 7.15.7 Investments received in connection with the settlement of a bona fide dispute with another Person; 7.15.8 Investments: (i) up to $100,000,000.00 in the aggregate from the Closing Date to the Maturity Date and (ii) in excess of $100,000,000.00 or more in the aggregate, provided such Investments are approved in writing by the Requisite Lenders; 7.15.9 Notes receivable in an aggregate up to $10,000,000.00; or 7.15.10 Swap Contracts permitted under Section 7.10.6. 7.16 [Reserved]. 7.17 No Adverse Selection. Allow any adverse selection procedures to be used by the Borrower as between the Credit Facilities and any other credit facility to which the Borrower is a party (including, without limitation, the WEST Funding Facility) in selecting any Engine or item of Equipment for inclusion in the Borrowing Base. 7.18 Negative Pledge/WEST. Not (i) cause or create Liens or Negative Pledges on Borrower’s interest in the WEST Subsidiaries or the WEST Administrative Agency Agreement and/or management fee arrangement with WEST under the Servicing Agreement (including, without limitation, any rights to payment thereunder) or (ii) permit any Lien on Borrower’s interest in the WEST Subsidiaries or the WEST Administrative Agency Agreement and/or management fee arrangement with WEST under the Servicing Agreement, other than Liens or Negative Pledges currently existing under the WEST Funding Facility provided such Liens or Negative Pledges shall not adversely affect such management agreement or Borrower’s interest therein. 7.19 Subsidiary Operations. Borrower (i) shall not permit WLFC Funding (Ireland) Limited to maintain operations or assets or earn any income and (ii) shall not permit Willis Lease France to maintain any operations other than employment of persons resident in France or hold material assets or earn material operating income unless, in each case, such Subsidiary shall have executed a Subsidiary Guaranty and Security Agreement as required under this Agreement (or if SMRH:4838-5569-6023.10 -101- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement a Subsidiary Guaranty and Security Agreement cannot feasibly be delivered under Applicable Law, Borrower shall have pledged its equity ownership interest in such entity to Security Agent as Collateral). 7.20 Use of Loan Proceeds. The Borrower will not, directly or indirectly, use the proceeds of the Loans (including the issuance of any Letter of Credit) or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person that, at the time of such funding, is the target of Sanctions, or located, organized or resident in a country that is, or whose government is, the target of Sanctions, including, currently, the Crimea region, Cuba, Iran, North Korea and Syria and as may be updated from time to time, excepting activities or business which may be authorized by general or specific licenses or license exceptions with respect to the applicable Sanctions or to the extent permitted under, or otherwise not be in violation of, the applicable Sanctions or (ii) in any other manner that would result in a violation of applicable Sanctions rules by any Person (including any Persons participating in the Loans, whether as underwriter, adviser, investor or otherwise). 8. INFORMATION AND REPORTING REQUIREMENTS 8.1 Reports and Notices. Borrower represents, warrants and agrees that, from and after the Closing Date until the Termination Date, Borrower shall deliver to Administrative Agent: 8.1.1 within forty-five (45) days following the end of each of the first three Fiscal Quarters of each Fiscal Year (unless an extension is approved by the Securities Exchange Commission), (1) copies of the Financial Statements of the Borrower for such Fiscal Quarter, (2) a Compliance Certificate and (3) company prepared Financial Statements for Borrower on a non- consolidated basis for such Fiscal Quarter. 8.1.2 within ninety (90) days following the end of each Fiscal Year (unless an extension is approved by the Securities Exchange Commission) or, in any event, within fifteen (15) days of a timely filing with the SEC, (1) the Financial Statements of Borrower for such Fiscal Year accompanied by an unqualified report and opinion by an independent certified public accounting firm acceptable to Administrative Agent certified by an Authorized Signatory, (2) a Compliance Certificate, and (3) company prepared Financial Statements for Borrower on a non- consolidated basis for the last Fiscal Quarter of such Fiscal Year. 8.1.3 (i) within thirty (30) days of the deadline in each calendar year in the reporting requirement under its respective West Funding Facility, the audited financial statements of WEST II (unconsolidated), WEST III (unconsolidated), and WEST IV (unconsolidated), and (ii) on or before May 31 of each calendar year, the audited financial statements of WMES. 8.1.4 as soon as practicable and in any event within 15 days after the end of each calendar month, a report listing the Leases of Engines and Equipment in the Borrowing Base (in form and substance reasonably satisfactory to the Administrative Agent). 8.1.5 as soon as available, but in any event within fifteen (15) days after the end of the immediately preceding calendar month, a Borrowing Base Certificate of the Borrower showing, as of the end of such calendar month setting forth, among other things, the Eligible SMRH:4838-5569-6023.10 -102- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Engines and Eligible Equipment that are subject to an Eligible Lease and any Eligible Specified Assets. The Borrowing Base Certificate shall also include a list of all Engines and Equipment acquired by the Borrower since the date of the last Borrowing Base Certificate delivered to Administrative Agent. 8.1.6 within fifteen (15) days following the end of each Fiscal Quarter, an Appraisal with respect to Eligible Engines, Eligible Equipment and/or Eligible Saleable Assets added to the Borrowing Base during such Fiscal Quarter just ended. In addition, once per each Fiscal Year, (a) the Borrower shall permit the Security Agent to retain an Appraiser (at Borrower’s expense) to conduct an Appraisal with respect to all Eligible Engines, Eligible Equipment (other than Eligible Parts but, for clarity, including Eligible Corporate Aircraft), Eligible Saleable Assets (other than Parts constituting Eligible Saleable Assets) and Eligible Specified Assets included in the Borrowing Base, and (b) if requested by Administrative Agent, the Borrower shall permit the Security Agent to retain an Appraiser (at Borrower’s expense) to conduct an Appraisal with respect to all Parts included in the Borrowing Base. 8.1.7 promptly, notice in writing of (i) any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving amounts, individually or in the aggregate, in excess of $40,000,000, affecting the Borrower or any Subsidiary as a defendant, whether or not fully covered by insurance, and regardless of the subject matter thereof, or, if no monetary amounts are claimed in connection therewith, which proceeding or dispute, if determined or resolved against the Borrower or any Subsidiary is reasonably likely to have a Material Adverse Effect on the Borrower or any Subsidiary or (ii) any cancellation or threatened cancellation by any insurance carrier of any insurance policy or policies carried by the Borrower or by any of its Subsidiaries on the assets and properties of the Borrower or any Subsidiary. 8.1.8 promptly, and in any event within two (2) Business Days of when the Borrower becomes aware or, in the exercise of reasonable due diligence should have become aware of the same, notice in writing in the event that at any time a Borrowing Base Deficiency exists, and promptly, and in any event within five (5) Business Days, notify in writing the Administrative Agent of any material damage to or other Event of Loss with respect to any Eligible Engine or Eligible Equipment. 8.1.9 promptly upon the earlier of the date on which the Borrower becomes aware or, in the exercise of reasonable due diligence should have become aware of the same, notify the Administrative Agent (or, in the case of (f) below, the Security Agent) by telephone (to be confirmed within three calendar days in writing from the Borrower to each Lender) of the occurrence of any of the following: (a) any Default or Event of Default; (b) any breach under any contract or contracts and breach involves payments by the Borrower in an aggregate amount equal to or in excess of $40,000,000; (c) a default or event of default under or as defined in any evidence of or agreements for any Indebtedness for borrowed money under which the Borrower’s liability is

SMRH:4838-5569-6023.10 -103- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement equal to or in excess of $40,000,000, individually or in the aggregate, whether or not an event of default thereunder has been declared by any party to such agreement or any event which, upon the lapse of time or the giving of notice or both, would become an event of default under any such agreement or instrument or would permit any party to any such instrument or agreement to terminate or suspend any commitment to lend to the Borrower or to declare or to cause any such indebtedness to be accelerated or payable before it would otherwise be due; (d) any change in any Regulation, including, without limitation, changes in tax laws and regulations, which would have a Material Adverse Effect on the Borrower or any Subsidiary; (e) any litigation, administrative proceeding or investigation which could reasonably have a Material Adverse Effect on the Borrower or any Subsidiary; (f) any instance in which Engines or Equipment are operated (x) on routes with respect to which it is customary for air carriers flying comparable routes to carry confiscation or expropriation insurance for which such insurance has not been obtained or (y) in any area designated by companies providing such coverage as a recognized or threatened war zone or area of hostilities or an area where there is a substantial risk of confiscation or expropriation; and (g) any “Early Amortization Event,” Event of Default or “Servicer Termination Event” (as such terms are defined in the WEST Funding Facility) under the WEST Funding Facility. 8.1.10 promptly upon the filing thereof with the SEC one copy of each financial statement, report, notice or proxy statement sent by the Borrower to stockholders generally, and, a copy of each regular or periodic report, and any registration statement, or prospectus in respect thereof, filed by the Borrower with any securities exchange or with federal or state securities and exchange commissions or any successor agency. 8.1.11 subject to the prohibitions set forth in Section 7.1 hereof, promptly deliver to the Administrative Agent copies of any material amendments, modifications or supplements to (i) certificate of incorporation or by-laws, and (ii) the WEST Funding Facility, certified, with respect to the certificate of incorporation, by the appropriate state officials, and, with respect to the other foregoing documents, by the secretary or assistant secretary of the Borrower as a true and correct copy thereof. 8.1.12 promptly, notice in writing of any merger or consolidation involving the Borrower. Documents required to be delivered pursuant to Section 8.1.1, 8.1.2, 8.1.3or 8.1.10 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the SEC’s Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and Administrative Agent have access (whether a commercial, third-party website or whether sponsored by Administrative Agent); provided that upon written request by Administrative Agent, SMRH:4838-5569-6023.10 -104- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Borrower shall deliver paper copies of such documents to Administrative Agent upon its request to Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by Administrative Agent. Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents. 8.1.13 promptly, notice in writing of any change in the status of Borrower as an excluded “Legal Entity Customer” under the Beneficial Ownership Regulation, and, upon request by any Lender, Borrower shall promptly execute and deliver to such Lender a Beneficial Ownership Certification, and thereafter, Borrower shall deliver to any Lender that has received a completed Beneficial Ownership Certification prompt written notice of any change in the information provided in such Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in such certification. 8.2 Other Reports. Borrower shall, upon the request of any Agent, furnish to Administrative Agent and/or Security Agent such other reports in connection with the affairs, business, financial condition, operations, prospects or management of Borrower or the Collateral, all in reasonable detail in each case as the Administrative Agent shall reasonably request. 9. EVENTS OF DEFAULT; RIGHTS AND REMEDIES 9.1 Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an “Event of Default” under this Agreement: 9.1.1 Borrower shall fail to make any required payment in respect of any Obligations under the Loan Documents within three (3) Business Days after the same shall become due and payable or is declared due and payable (provided that no grace period shall apply to principal payments required under this Agreement or to nonpayment of the Obligations on the Maturity Date); or 9.1.2 Borrower shall fail or neglect to, or shall fail to cause the applicable Owner Trustee, Wholly-Owned Subsidiary that has satisfied the requirements of Section 6.13.2 and/or any Specified Asset Owner, if applicable, to, perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms, Obligations under the Loan Documents (other than under Section 9.1.1) or provisions contained in this Agreement or any of the other Loan Documents and such default shall have continued for a period of thirty (30) days after Agent’s or any Lender’s notice to Borrower, of such default hereunder; provided, that there shall be no grace period for Borrower’s failure to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in Section 6.14 and Section 7 (except for Section 7.9); or 9.1.3 an event of default shall occur under any Indebtedness (other than as set forth in Sections 9.1.1 and 9.1.15) to which Borrower, any Subsidiary or Excluded Subsidiaries other than a Special Purpose Financing Vehicle is a party, or by which any such Person or its property SMRH:4838-5569-6023.10 -105- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement is bound, and such event of default (1) involves the failure to make any payment beyond the period of grace, if any, whether of principal, interest or otherwise, and whether due by scheduled maturity, required prepayment, acceleration, demand or otherwise, in respect of any such Indebtedness of such Person in an aggregate amount exceeding $40,000,000, or (2) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof, in an aggregate amount exceeding $40,000,000 to become due, with the giving of notice, if required, prior to its stated maturity or prior to its regularly scheduled dates of payment; provided that this Section 9.1.3 shall not apply to such Indebtedness secured by a Permitted Lien that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness in a sale or transfer permitted under this Agreement, so long as such Indebtedness is repaid when required under the documents providing for such Indebtedness; or 9.1.4 any representation or warranty in this Agreement or any other Loan Document, or in any written statement, report or certificate pursuant hereto or thereto, shall be untrue or incorrect in any material respect as of the date when made or deemed to be made by the Borrower or any Subsidiaries; or 9.1.5 any of the assets of Borrower or any Subsidiary having a value of $40,000,000 or more shall be attached, seized, levied upon or subjected to a writ or distress warrant or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of such Person, and any of the foregoing shall remain unstayed or undismissed for sixty (60) consecutive days; or any Person other than Borrower or any Subsidiary shall apply for the appointment of a receiver, trustee or custodian for the assets of Borrower or any Subsidiary and the order appointing such receiver, trustee or custodian shall remain unstayed or undismissed for sixty (60) consecutive days; or Borrower or any Subsidiary shall have concealed, removed or permitted to be concealed or removed, any part of its Property with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent transfer or other similar law; or 9.1.6 a case or proceeding shall have been commenced involuntarily against Borrower or any Subsidiary in a court having competent jurisdiction seeking a decree or order: (1) under the Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law, and seeking either (i) the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of such Person or of any substantial part of its properties, or (ii) the reorganization or winding up or liquidation of the affairs of any such Person and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or (2) invalidating or denying (i) any Person’s right, power, or competence to enter into or perform any of its obligations under any Loan Document, or (ii) the validity or enforceability of this Agreement or any other Loan Document or any action taken hereunder or thereunder; or 9.1.7 Borrower or any Subsidiary shall (1) file a petition under the Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law, (2) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any such Person or of any substantial part of its properties, (3) SMRH:4838-5569-6023.10 -106- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement fail generally to pay (or admit in writing its inability to pay) its debts as such debts become due, or (4) take any corporate action in furtherance of any such action; or 9.1.8 final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $40,000,000 in the aggregate shall be rendered against Borrower or any Subsidiary, unless the same shall be (i) fully covered by insurance (subject to any contractual deductibles) and the issuer(s) of the applicable policies shall have acknowledged substantial coverage in writing within thirty (30) days of judgment, or (ii) vacated, stayed, bonded, paid or discharged within a period of thirty (30) days from the date of such judgment; or 9.1.9 Borrower or any Subsidiary voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated, provided that (i) the Borrower may terminate any Owner Trust in connection with a sale or consignment of the Collateral owned by such Owner Trust and (ii) (a) (x) the Borrower may, with the prior approval of the Administrative Agent, dissolve, terminate or otherwise liquidate any Subsidiary so long as the aggregate total assets of the Subsidiary dissolved, terminated or liquidated immediately prior to such event does not represent more than five percent (5%) of the consolidated total assets of Borrower and its Subsidiaries, or (y) such Subsidiary liquidates into another Subsidiary and (b) with respect to any such Subsidiary that has or is required to execute a Subsidiary Guaranty, following the dissolution, termination or liquidation of such Person, substantially all of the assets of such Person are transferred to Borrower or another Person (that, in the case of the event described in the foregoing clause (y), is the resulting Subsidiary) that then guaranties the Obligations pursuant to a Subsidiary Guaranty; or 9.1.10 Borrower or any Subsidiary is enjoined, restrained, or in any way prevented by the order of any court or other Governmental Authority, the effect of which order restricts such Person from conducting all or any material part of its business; or 9.1.11 the loss, suspension, revocation or failure to renew any License or permit now held or hereafter acquired by Borrower or any Subsidiary, which loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; or 9.1.12 any Lien or any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms, or any Lien granted, or intended by the Loan Documents to be granted, to Security Agent shall cease to be a valid and perfected Lien having the first priority (or a lesser priority if expressly permitted in the Loan Documents) in any of the Collateral covered or purported to be covered thereby, except to the extent that (i) any such loss of perfection or priority results from the failure to file UCC financing statements or continuation statements or other applicable filings with respect to Registerable Assets or Specified Assets that, in either case, have an Appraised Value of not more than, individually or in the aggregate, $40,000,000, and (ii) such, Borrower takes such action as Administrative Agent or Security Agent may reasonably request to remedy such loss of perfection or priority and such loss of perfection or priority is in fact remedied within thirty (30) days (or such longer time as Administrative Agent may agree in writing in its absolute discretion); or 9.1.13 any Change in Control of Borrower shall have occurred (for the avoidance of doubt, a Permitted Change in Control shall not constitute a Change in Control); or

SMRH:4838-5569-6023.10 -107- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 9.1.14 The occurrence of any Event of Default or Servicer Termination (as such terms are defined in the WEST Funding Facility) under the WEST Funding Facility or the Future WEST ABS Non-Recourse Indebtedness; or 9.1.15 There occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Borrower or any Subsidiary, other than a Special Purpose Financing Vehicle, is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Borrower or such Subsidiary as a result thereof is greater than $40,000,000.00. 9.2 Remedies. If any Default or Event of Default has occurred and is continuing, then, subject to Section 13.4.4 hereof, Administrative Agent will be entitled to, with the prior written approval of Requisite Lenders, exercise one or more of the following remedies: (1) upon notice to Borrower from Administrative Agent, increase the rate of interest applicable to the Loans (including the issuance of any Letter of Credit) to the Default Rate effective as of the date of the initial Default; or (2) terminate or suspend Lenders’ obligation to make further Loans (including the issuance of any Letter of Credit). In addition, if any Event of Default shall have occurred and be continuing, Agent may (upon prior written approval of Requisite Lenders), without notice, take any one or more of the following actions: (i) declare all or any portion of the Obligations under the Loan Documents to be forthwith due and payable, whereupon such Obligations shall become and be due and payable, (ii) require Borrower Cash Collateralize the Letter of Credit Obligations as provided in Section 2.3.11; or (iii) exercise any rights and remedies provided to Agents under the Loan Documents or at law or equity, including all remedies provided under the UCC; provided, that upon the occurrence of an Event of Default specified in Sections 9.1.5, 9.1.6 or 9.1.7, the Obligations under the Loan Documents shall become immediately due and payable (and any obligation of Lenders to make further Loans (including issuance of any Letter of Credit), if not previously terminated, shall immediately be terminated) and the obligation of Borrower to Cash Collateralize the Letter of Credit Obligations as provided in clause (ii) above shall automatically become effective, in each case without declaration, notice or demand by Agent. 9.3 Waivers by Borrower. Except for notices that Administrative Agent or Lender has otherwise agreed to give in this Agreement (whether under notice and cure provisions or otherwise) and to the fullest extent permitted by Applicable Law, Borrower waives: (a) presentment, demand, protest, notice of maturity, intent to accelerate, acceleration, default, and release of any or all Loan Documents or the Notes; (b) all rights to notice and a hearing prior to Lender’s taking possession or control of, or to Lender’s replevin, attachment or levy upon, any Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel with respect to this Agreement, the other Loan Documents and the transactions evidenced hereby and thereby. 9.4 Proceeds. The Proceeds of any sale, disposition or other realization upon any Collateral shall be applied by any Lender upon receipt as set forth in Section 2.13. 10. SUCCESSORS AND ASSIGNS SMRH:4838-5569-6023.10 -108- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Subject to the limitations on assignment and the grants of participations set forth in Section 12.8, each Loan Document shall be binding on and shall inure to the benefit of Borrower, Credit Facility Lenders, Security Agent and their respective successors and assigns, except as otherwise provided herein or therein. Borrower shall not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties under any Loan Document without the prior written consent of all of the Lenders, and any such purported assignment, transfer, hypothecation or other conveyance by Borrower without the prior express written consent of all Lenders shall be void. The terms and provisions of this Agreement and the other Loan Documents are for the purpose of defining the relative rights and obligations of Borrower and Lenders with respect to the transactions contemplated hereby and thereby, and there shall be no third party beneficiaries of any of the terms and provisions of any of the Loan Documents. 11. DEFAULTING LENDERS 11.1 Obligation Not Affected. The obligation of any Lender to make any Loan hereunder shall not be affected by the failure of any other Lender to make any Loan under this Agreement, and no Lender shall have any liability to the Borrower or any of its Subsidiaries, Agents, any other Lender, or any other Person for another Lender’s failure to make any Loan hereunder. 11.2 Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Requisite Lenders and Section 12.16. 11.3 Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 9 or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 12.9 shall be applied at such time or times as may be determined by the Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Lender or Swing Line Lender hereunder; third, if so determined by Administrative Agent or requested by Issuing Lender or the Swing Line Lender, to Cash Collateralize such Issuing Lender’s Fronting Exposure or pay down the Swing Line Loan(s) in an amount equal to Swing Line Lender’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 11.6 below; fourth, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fifth, if so determined by Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize Issuing Lenders’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 11.6 below; sixth, to the payment of any amounts owing to the Lenders, Issuing Lenders or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, Issuing Lenders or Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction SMRH:4838-5569-6023.10 -109- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letter of Credit Obligations and Swing Line Loan are held by the Lenders pro rata in accordance with their respective Pro Rata Share without giving effect to Section 11.5 below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 11.3 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. 11.4 Certain Fees. (a) No Defaulting Lender shall be entitled to receive any Unused Line Fee for any period during which such Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (b) Each Defaulting Lender shall be entitled to receive the Letter of Credit Fees described in Section 2.6.2 for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Pro Rata Share of the stated amount of Letters of Credit for which it has provided Cash Collateral in accordance with Section 11.6 below. (c) With respect to Unused Line Fee or Letter of Credit Fees not required to be paid to any Defaulting Lender pursuant to clause (a) or (b) above, Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to Section 11.5 below, (y) pay to each Issuing Lender and to Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. 11.5 Reallocation of Participations. If any Lender shall become a Defaulting Lender, then, for so long as such Lender remains a Defaulting Lender, any Fronting Exposure shall be reallocated by Administrative Agent at the request of the Swing Line Lender and/or Issuing Lender among the Non-Defaulting Lenders in accordance with their respective Pro Rata Share, but only to the extent such reallocation does not cause the aggregate Revolving Facility Usage of any Non- Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment and only so long as no Default or Event of Default has occurred and is continuing on the date of such reallocation. Subject to Section 12.19, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting SMRH:4838-5569-6023.10 -110- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. 11.6 Cash Collateral; Repayment of Swing Line Loan(s). If the reallocation described in Section 11.5 above cannot, or can only partially, be effected, Borrower shall, within one (1) Business Day following the written request of Administrative Agent, Swing Line Lender or Issuing Lender (with a copy to Administrative Agent), (x) Cash Collateralize Issuing Lender's Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to any Cash Collateral provided by such Defaulting Lender) in accordance with the procedures set forth in Section 2.3.11 and (y) pay down the Swing Line Loan(s) in an amount equal to the Swing Line Lender’s Fronting Exposure with respect to such Defaulting Lender. 12. MISCELLANEOUS 12.1 Complete Agreement; Modification of Agreement. This Agreement and the other Loan Documents constitute the complete agreement among the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and may not be modified, altered or amended except by a written agreement signed by Administrative Agent, Security Agent, Credit Facility Lenders, Borrower and each other Person executing this Agreement or any other Loan Document, as applicable, and in accordance with Section 12.16 hereof. 12.2 Reimbursement and Expenses. Borrower will promptly pay: 12.2.1 without regard for whether any Loans are made, all reasonable out-of-pocket expenses of Agents in connection with the preparation, negotiation, execution, and delivery of this Agreement, the Notes and the other Loan Documents, including all due diligence, all post-closing matters, syndication, and the transactions contemplated hereunder and thereunder and the making of the Loans (including the issuance of any Letter of Credit), including, recording and filing fees, and the reasonable fees and disbursements of counsel for Agents; 12.2.2 subject to the limitations set forth in Section 6.6, all reasonable out-of- pocket expenses of Agents in connection with the administration or monitoring of the Loans (including any issued Letter of Credit), the Collateral, this Agreement and the other Loan Documents in accordance with the provisions thereof, the restructuring and refinancing of the transaction herein contemplated, and in connection with the preparation, negotiation, execution, and delivery of any waiver, amendment, or consent by Agents relating to this Agreement or the other Loan Documents, including, auditing costs and expenses with respect to the Collateral and the reasonable attorneys’ fees and expenses of counsel; 12.2.3 all of Agents’ out-of-pocket costs and expenses of obtaining performance and of enforcing its rights (in each case) under this Agreement or the other Loan Documents and of collection of the Obligations under the Loan Documents, in any arbitration, mediation, legal action or proceeding (including any case under the Bankruptcy Code or similar laws), which, in each case, shall include reasonable fees and expenses of counsel for Agents; 12.2.4 all Charges levied on, or assessed, placed or made against any Collateral, the Notes or the other Loan Documents or the Obligations under the Loan Documents.

SMRH:4838-5569-6023.10 -111- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 12.3 Indemnity. 12.3.1 Borrower shall indemnify and hold each Indemnified Person harmless from and against any Claim which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended or not extended under this Agreement and the other Loan Documents or otherwise in connection with or arising out of the transactions contemplated hereunder or thereunder, including any Claim for Environmental Liabilities and Costs and legal costs and expenses of disputes between the parties to this Agreement; provided that Borrower shall not be liable for indemnification of an Indemnified Person to the extent that (a) such Claim is brought by any Indemnified Person against Borrower and Borrower is the prevailing party thereunder or (b) any such Claim is finally determined by a court of competent jurisdiction to have resulted from such Indemnified Person’s gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED OR NOT EXTENDED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER. 12.3.2 In any suit, proceeding or action brought by Agent or any Credit Facility Lender relating to any item of Collateral or any amount owing hereunder, or to enforce any provision of any item of Collateral, Borrower shall save, indemnify and keep Agent and each Credit Facility Lender harmless from and against all expense, loss or damage suffered by reason of such action or any defense, setoff, or counterclaim asserted for any reason by the other party or parties to such litigation and however arising unless (a) such suit, proceeding or action is brought by Agent or any Credit Facility Lender against Borrower and Borrower is the prevailing party thereunder, or (b) any such suit, proceeding or action is finally determined by a court of competent jurisdiction to have resulted from Agent’s or any Credit Facility Lender’s gross negligence or willful misconduct. All obligations of Borrower with respect to any item of Collateral shall be and remain enforceable against, and only against, Borrower and shall not be enforceable against Agent or any Credit Facility Lender. This Section 12.3.2 shall survive the Termination Date. 12.4 No Waiver. Neither Agent’s nor any Credit Facility Lender’s failure, at any time or times, to require strict performance by Borrower of any provision of any Loan Document, nor Agent’s or any Credit Facility Lender’s failure to exercise, nor any delay in exercising, any right, power or privilege under this Agreement, (a) shall waive, affect or diminish any right of such Agent or any Credit Facility Lender thereafter to demand strict compliance and performance therewith, or (b) shall operate as a waiver thereof. Subject to Section 12.16, any suspension or waiver of a Default, Event of Default, or other provision under the Loan Documents must be in writing signed by an authorized employee of Administrative Agent and each applicable Credit Facility Lender to be effective and shall not suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different type, and shall not be construed as a bar to any right or remedy which Agent and each applicable Credit Facility Lender would otherwise have had on any future occasion. SMRH:4838-5569-6023.10 -112- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 12.5 Severability; Drafting. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of any Loan Document shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of such Loan Document. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon Borrower and all rights of Agents and Credit Facility Lender, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until the Termination Date; provided that the reimbursement and expense provisions of Section 12.2, the indemnity provisions of Section 12.3, and the governing law and venue provisions of Section 12.14 shall all survive the Termination Date. In the event of a dispute between any of the parties hereto over the meaning of this Agreement, all parties shall be deemed to have been the drafter hereof, and any Applicable Law that states that contracts are construed against the drafter shall not apply. 12.6 Conflict of Terms. Except as otherwise provided in any Loan Document by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any other Loan Document, the provision contained in this Agreement shall govern and control. 12.7 Notices. 12.7.1 All notices and other communications under this Agreement and the other Loan Documents shall be in writing and shall be deemed to have been given three (3) days after deposit in the mail, first class mail, postage prepaid, or one (1) day after being entrusted to a reputable commercial overnight delivery service, or when sent out by facsimile transmission or by electronic mail delivery addressed to the party to which such notice is directed at its address determined as provided in this Section 12.7 (provided that for electronic mail delivery of notices other than pursuant to Sections 8.1.1-8.1.5, an identical notice is also sent simultaneously by mail, overnight courier, or as otherwise provided in this Section 12.7). All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses: (a) If to Borrower: Willis Lease Finance Corporation 60 East Sir Francis Drake Boulevard Suite 209 Larkspur, CA 94939 Attn: General Counsel Telephone No.: (415) 408-4732 Facsimile No.: (415) 408-4701 Email: dpoulakidas@willislease.com (b) If to Administrative Agent and/or Security Agent: SMRH:4838-5569-6023.10 -113- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement MUFG Bank, Ltd. Leasing & Asset Finance – Americas 445 South Figueroa Street, 13th Floor Los Angeles, CA 90071 Attn: Gordon R. Cook, Director Telephone No.: (213) 236-6438 Email: gcook@us.mufg.jp with a copy to: Sheppard Mullin Richter & Hampton LLP Four Embarcadero Center, 17th Floor San Francisco, CA 94111-4106 Attn: Juliette M. Ebert, Esq. Robert K. Sahyan, Esq. Telephone No.: (415) 434-9100 Facsimile No.: (415) 434-3947 Email: jebert@sheppardmullin.com rsahyan@sheppardmullin.com. 12.7.2 Any party to this Agreement may change the address to which notices shall be directed under this Section 12.7 by giving ten (10) days’ written notice of such change to the other parties in the manner specified in this Section 12.7. 12.8 Binding Effect; Assignment. 12.8.1 This Agreement and the other Loan Documents to which Borrower is a party will be binding upon and inure to the benefit of Borrower, Agents, each of Credit Facility Lenders, and their respective permitted successors and assigns, except that Borrower may not assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of all Lenders. Each Credit Facility Lender represents that it is not acquiring its Note with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (subject to any requirement that disposition of such Note must be within the control of such Lender). Any Credit Facility Lender may at any time pledge its Note or any other instrument evidencing its rights as a lender under this Agreement to a Federal Reserve Bank, but no such pledge shall release that lender from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Credit Facility Lender hereunder absent foreclosure of such pledge. 12.8.2 From time to time following the Closing Date, each Lender may assign to one or more Eligible Assignees all or any portion of its Pro Rata Share of the Revolving Commitment; provided that (i) such Eligible Assignee, if not then a Lender or an Affiliate or Approved Fund of the assigning Lender, shall be approved by Administrative Agent and, provided no Default or Event of Default then exists, Borrower, which approval(s) shall not be unreasonably withheld, conditioned or delayed; (ii) such assignment shall be evidenced by a Commitment SMRH:4838-5569-6023.10 -114- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Assignment and Acceptance, a copy of which shall be furnished to Administrative Agent as hereinbelow provided; (iii) except in the case of an assignment (a) to an Affiliate of the assigning Lender or to another Lender or (b) of the entire remaining Commitment of the assigning Lender, the assignment shall not assign a Pro Rata Share of the Revolving Commitment that is equivalent to less than $5,000,000.00; (iv) the effective date of any such assignment shall be as specified in the Commitment Assignment and Acceptance, but not earlier than the date which is five (5) Business Days after the date Administrative Agent has received the Commitment Assignment and Acceptance; and (v) the consent of Issuing Lender and Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender. Upon the effective date of such Commitment Assignment and Acceptance, the Eligible Assignee named therein shall be a Lender for all purposes of this Agreement, with the Pro Rata Share of the Revolving Commitment therein set forth and, to the extent of such Pro Rata Share, the assigning Lender shall be released from its further obligations under this Agreement. Borrower agrees that it shall execute and deliver (against delivery by the assigning Lender to Borrower of its Note(s)) to such assignee Lender, Note(s) evidencing that assignee Lender’s Pro Rata Share of the Revolving Commitment, and to the assigning Lender, Note(s) evidencing the Pro Rata Share retained by the assigning Lender. 12.8.3 By executing and delivering a Commitment Assignment and Acceptance, the Eligible Assignee thereunder acknowledges and agrees that: (i) other than the representation and warranty that it is the legal and beneficial owner of the Pro Rata Share of the Revolving Commitment being assigned thereby free and clear of any adverse claim, the assigning Lender has made no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement or any other Loan Document; (ii) the assigning Lender has made no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance by Borrower of the Obligations; (iii) it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Commitment Assignment and Acceptance; (iv) it will, independently and without reliance upon Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) it appoints and authorizes Administrative Agent to take such action and to exercise such powers under this Agreement as are delegated to Administrative Agent by this Agreement; and (vi) it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender. 12.8.4 Administrative Agent, acting solely for this purpose as an agent of Borrower (and such agency being solely for tax purposes), shall maintain at Administrative Agent’s Office a copy of each Commitment Assignment and Acceptance delivered to it (or the equivalent thereof in electronic form) and a register (the “Register”) of the names and address of each of the Lenders, and the Pro Rata Share of the Commitments held by, and principal amounts (and stated interest) of the Loans owing to, each Credit Facility Lender pursuant to the terms hereof from time to time. The entries in the Register shall be conclusive absent manifest error, and Borrower, the Agents and the Credit Facility Lenders shall treat each Person whose name is recorded in the Register

SMRH:4838-5569-6023.10 -115- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement pursuant to the terms hereof as a Credit Facility Lender hereunder for all purposes of this Agreement. The Register shall be available during normal business hours for inspection by Borrower or any Lender upon reasonable prior notice to Administrative Agent. After receipt of a completed Commitment Assignment and Acceptance executed by any Lender and an Eligible Assignee, and receipt of a non-refundable assignment fee of Three Thousand Five Hundred Dollars ($3,500.00) from such Lender or Eligible Assignee, Administrative Agent shall, promptly following the effective date thereof, provide to Borrower and the Lenders a revised Schedule A giving effect thereto. Borrower, Administrative Agent and the Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the Pro Rata Share of the Revolving Commitment listed therein for all purposes hereof, and no assignment or transfer of any such Pro Rata Share of the Revolving Commitment shall be effective, in each case unless and until a Commitment Assignment and Acceptance effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided above. Prior to such recordation, all amounts owed with respect to the applicable Pro Rata Share of the Revolving Commitment shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Pro Rata Share of the Revolving Commitment. 12.8.5 Each Lender may from time to time grant participations to one or more banks or other financial institutions (a “Participant”) in a portion of its Pro Rata Share of the Revolving Commitment; provided that (i) such Lender’s obligations under this Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; (iii) the participating banks or other financial institutions shall not be a Lender hereunder for any purpose except, if the participation agreement so provides, (A) for the purposes of Section 12.3 but only to the extent that the cost of such benefits to Borrower does not exceed the cost which Borrower would have incurred in respect of such Lender absent the participation, and (B) for the purposes of Sections 2.20, 15.1, and 15.2 (subject to the requirements and limitations therein, including the requirements under Section 2.20(f) (it being understood that the documentation required under Section 2.20(f) shall be delivered to the Lender who sells the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.8.2; provided that such participating bank (1) agrees to be subject to the provisions of Section 12.10 as if it were an assignee under Section 12.8.2, and (2) shall not be entitled to receive any greater payment under Sections 2.20, 15.1, and 15.2, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive (iv) Borrower, Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement; (v) the participation interest shall be expressed as a percentage of the granting Lender’s Pro Rata Share of the Revolving Commitment as it then exists and shall not restrict an increase in the Revolving Commitment, or in the granting Lender’s Pro Rata Share of the Revolving Commitment, so long as the amount of the participation interest is not affected thereby; and (vi) the consent of the holder of such participation interest shall not be required for amendments or waivers of provisions of the Loan Documents and the Lender granting such participation shall be empowered to bind such participant for the purpose of all consents, waiver and amendments other than those which (a) extend the Maturity Date or any other date upon which any payment of money is due to the Lenders, (b) reduce the rate of interest on the Notes, any fee SMRH:4838-5569-6023.10 -116- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement or any other monetary amount payable to the Lenders, (c) reduce the amount of any installment of principal due under the Notes, or (d) release all or a substantial portion of the Collateral from the Lien of the Collateral Documents if the effect thereof is to cause the outstanding principal amount of the Loans to exceed the amount of the Borrowing Base, except if such release of Collateral occurs in connection with a disposition permitted under this Agreement in which case such release shall not require the consent of any of the Lenders or of any holder of a participation interest in the Revolving Commitment. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the Loans or other obligations under any Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any Revolving Commitments, Loans, or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Revolving Commitment, Loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. 12.9 Right of Setoff. If an Event of Default has occurred and is continuing, Agent or any Lender (but in each case only with the consent of the Requisite Lenders) may exercise its rights under Article 9 of the UCC and other Applicable Laws and, to the extent permitted by Applicable Laws, apply any funds in any deposit account maintained with it by Borrower and/or any Property of Borrower in its possession against the Obligations; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to Administrative Agent for further application in accordance with the provisions of Section 11 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held for the benefit of Administrative Agent, Issuing Lender and the Lenders, and (y) the Defaulting Lender shall provide promptly to Administrative Agent a statement describing in reasonable detail the Indebtedness owing to such Defaulting Lender as to which it exercised such right of setoff. 12.10 Sharing of Setoffs. Each Lender severally agrees that if it, through the exercise of any right of setoff, banker’s lien or counterclaim against Borrower, or otherwise, receives payment of the Obligations held by it that is ratably more than any other Lender, through any means, receives in payment of the Obligations held by that Lender, then, subject to Applicable Laws: (a) the Lender exercising the right of setoff, banker’s lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from each of the other Lenders a participation in the Obligations held by the other Lenders and shall pay to the other Lenders a purchase price in an amount so that the share of the Obligations held by each Lender after the exercise of the right of setoff, banker’s lien or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker’s lien or counterclaim or receipt of payment; and (b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all of the Lenders share any payment obtained in respect of the Obligations ratably in accordance with each Lender’s share of the Obligations immediately prior to, and without taking into account, the payment; provided that if all or any portion of a disproportionate payment obtained as a result of the exercise of the right of setoff, banker’s lien, counterclaim or otherwise is thereafter recovered from the purchasing Lender by Borrower or any Person claiming through or succeeding to the rights of Borrower, the SMRH:4838-5569-6023.10 -117- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Lender that purchases a participation in the Obligations pursuant to this Section 12.10 shall from and after the purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in an Obligation so purchased pursuant to this Section 12.10 may exercise any and all rights of setoff, banker’s lien or counterclaim with respect to the participation as fully as if the Lender were the original owner of the Obligation purchased. 12.11 Section Titles. The Section titles and Table of Contents contained in this Agreement and any other Loan Document are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. 12.12 Counterparts. Each Loan Document may be executed in any number of identical counterparts, which shall constitute an original and collectively and separately constitute a single instrument or agreement. Execution of any such counterpart may be evidenced by a facsimile transmission or electronic delivery of the signature of such party. The execution of this Agreement or any other Loan Document by any Party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto. 12.13 Time of the Essence. Time is of the essence for payment and performance of the Obligations. 12.14 GOVERNING LAW; VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY CONSENTS AND AGREES, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND ANY CREDIT FACILITY LENDER PERTAINING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED THAT CREDIT FACILITY LENDERS AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK; AND FURTHER PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SMRH:4838-5569-6023.10 -118- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement AGENT OR ANY CREDIT FACILITY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH AGENT OR CREDIT FACILITY LENDER. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 12.7 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE BORROWER’S ACTUAL RECEIPT THEREOF. 12.15 WAIVER OF JURY TRIAL. To the extent permitted by law, in connection with any action or proceeding, whether brought in state or federal court, Borrower, Agents and each Credit Facility Lender hereby expressly, intentionally and deliberately waive any right such party may otherwise have to trial by jury of any claim, cause of action, action, dispute or controversy between or among such parties, whether sounding in contract, tort or otherwise, which arises out of or relates to: (i) any of the Loan Documents and any and all related documents, instruments and agreements, and any and all extensions, renewals, amendments and replacements of any of the foregoing, (ii) any negotiations or communications relating to the Loan Documents and any and all related documents, instruments and agreements, and any and all extensions, renewals, amendments and replacements thereof, whether or not incorporated into the Loan Documents; or (iii) any alleged agreements, promises, representations or transactions in connection therewith. 12.16 Amendments; Consents. Except as otherwise expressly set forth in this Agreement, no amendment, modification, supplement, extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, and no consent to any departure by Borrower or any other party therefrom, may in any event be effective unless in writing signed by Agents with the written approval of the Requisite Lenders (and, in the case of any amendment, modification or supplement of or to any Loan Document to which Borrower is a party, signed by Borrower, and, in the case of any amendment, modification or supplement to Section 13 or Section 14, signed by Administrative Agent or Security Agent, respectively), and then only in the specific instance and for the specific purpose given; and, no amendment, modification, supplement, termination, waiver or consent may be effective: 12.16.1 to extend or increase any Commitment of any Lender without the written consent of such Lender (it being understood that a waiver or amendment of any condition precedent in Article 4 or the waiver of any Event of Default shall not constitute an extension or increase of any Commitment of any Lender);

SMRH:4838-5569-6023.10 -119- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 12.16.2 to reduce the principal of, or rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly and adversely affected thereby (provided that only the consent of the Requisite Lenders shall be necessary (x) to amend the definition of “Default Rate” or to waive the obligation of Borrower to pay interest at the Default Rate or (y) to amend any financial covenant (or any defined term directly or indirectly used therein), even if the effect of such amendment would be to reduce the rate of interest on any Loan or other Obligation under the Loan Documents or to reduce any fee payable hereunder); 12.16.3 to postpone any date fixed for any payment of principal of, or interest on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, without written consent of each Lender directly and adversely affected thereby; 12.16.4 to change Section 2.13 or Section 12.10 in a manner that would alter the pro rata sharing of and, if applicable, the order of payments required thereby without the written consent of each Lender directly and adversely affected thereby; 12.16.5 to increase the percentages of Net Book Value as set forth in paragraphs (a) – (g) in the definition of “Borrowing Base,” without the written consent of all the Lenders; 12.16.6 to (i) release all or a substantial portion of the Collateral from the Lien of the Collateral Documents if the effect thereof would be to cause a Borrowing Base Deficiency, or (ii) amend the provisions of the definition of “Requisite Lenders,” or (iii) release all of substantially all of the value of the Subsidiary Guaranties of the Obligations, in each case without the written consent of all the Lenders; 12.16.7 to waive any Default or Event of Default for purposes of Section 4.2 without the written consent of each Lender directly and adversely affected thereby; or 12.16.8 to amend or waive this Section 12.16 or any other provision of this Agreement that expressly requires the consent or approval of all or a specified portion of the Lenders, without the written consent of all the Lenders; provided, further, that no such amendment, waiver or consent shall amend, modify or otherwise affect the rights or duties hereunder or under any other Loan Document of (A) Administrative Agent, unless in writing executed by Administrative Agent, (B) any Issuing Lender, unless in writing executed by such Issuing Lender and (C) Swing Line Lender, unless in writing executed by such Swing Line Lender, in each case in addition to Borrower and the Lenders required above. Notwithstanding anything herein to the contrary, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent that by its terms requires the consent of all the Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended, the maturity of any of its Loan may not be extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case without the consent SMRH:4838-5569-6023.10 -120- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement of such Defaulting Lender, and (y) any amendment, waiver or consent requiring the consent of all the Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than the other affected Lenders shall require the consent of such Defaulting Lender. Any amendment, modification, supplement, termination, waiver or consent pursuant to this Section 12.16 shall apply equally to, and shall be binding upon, all the Lenders and Administrative Agent. Notwithstanding the foregoing, Agents and Borrower may amend any Loan Document to correct any errors, mistakes, omissions, defects or inconsistencies, or to affect administrative changes that are not adverse to any Lender, and such amendment shall become effective without further consent of any other party to such Loan Document other than Borrower, Administrative Agent and, if applicable, Security Agent. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, the Administrative Agent shall have the discretion, is authorized to grant and may direct the Security Agent to grant any consent, waiver, amendment, release of Collateral or other accommodation reasonably necessary to incur any Indebtedness of any Special Purpose Financing Vehicle permitted hereunder, provided that after giving effect to such Indebtedness, Borrower shall not be in Default of any of its obligations hereunder and such Indebtedness will not adversely affect the interest of the Lenders. 12.17 Foreign Lenders and Participants. Each Foreign Lender shall deliver to Borrower (with a copy to Administrative Agent), on or before the Closing Date (or on or before accepting an assignment or receiving a participation interest herein pursuant to Section 12.8, if applicable) (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent) two duly completed copies, signed by an authorized officer, of either Form W-8BEN-E (relating to such Lender and entitling it to a complete exemption from withholding on all payments to be made to such Lender by Borrower pursuant to this Agreement) or Form W-8ECI or other appropriate Form W-8 or Form W-9, as applicable, satisfactory to Borrower and Administrative Agent that no withholding under the federal income tax laws is required with respect to such Foreign Lender. Thereafter and from time to time, each such Foreign Lender shall (a) promptly submit to Borrower (with a copy to Administrative Agent), such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to Borrower and Administrative Agent of any available exemption from, United States withholding Taxes in respect of all payments to be made to such Foreign Lender by Borrower pursuant to this Agreement and (b) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Foreign Lender, and as may be reasonably necessary to avoid any requirement of Applicable Laws that Borrower make any deduction or withholding for Taxes from amounts payable to such Foreign Lender. In the event that Borrower or Administrative Agent become aware that a participation has been granted pursuant to Section 12.8.5 to a financial institution that is a Foreign Lender, then, upon request made by Borrower or Administrative Agent to the Lender which granted such participation, such Lender shall cause such participant financial institution to deliver the same documents and information to Borrower and Administrative Agent as would be required under this Section if such financial institution were a Lender. SMRH:4838-5569-6023.10 -121- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 12.18 Custodial Agreement. The Security Agent has entered into one or more agreements with third parties pursuant to which agreements such third parties will hold custody to any or all of the Collateral as set forth in Schedule 5.23. Without limiting the foregoing, the Administrative Agent and each of the other Lenders hereto acknowledge and agree (i) to the terms and conditions of the Custodial Agreement; (ii) that the third party custodian thereto may hold each of the documents and instruments to be delivered therein, including without limitation, the “chattel paper” original of each Lease, for the benefit of the Security Agent; and (iii) that the Security Agent shall not be liable in the event of any damage, loss or destruction of any of the documents or instruments to be delivered therein, including without limitation, the “chattel paper” originals of each Lease, by such third party custodian. 12.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. 12.20 Disclaimer of Fiduciary Obligations. In connection with all aspects of the transactions contemplated hereby (including in connections with any amendment, or waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its understanding, that: (i) the services regarding this Agreement provided by the Lenders are arm’s length commercial transactions between the Borrower, on the one hand, and the Lenders, on the other hand, and (ii) each Lender is and has been acting solely as a principal and, except expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as a fiduciary for the Borrower. 12.21 Certain ERISA Matters. SMRH:4838-5569-6023.10 -122- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the

SMRH:4838-5569-6023.10 -123- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 12.22 MIRE Events. Each of the parties hereto acknowledges and agrees that, if there are any Specified Real Properties subject to a mortgage (each, a “Mortgaged Property”), any increase in the aggregate principal amount of the then outstanding Commitments in excess of the amount then in effect (excluding (i) any continuation or conversion of borrowings, (ii) the making of any Loan or (iii) the issuance, renewal or extension of Letters of Credit) or the extension or renewal of the Loans past the Maturity Date, shall, in each case, be subject to (and conditioned upon): (1) the prior delivery of all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to such Mortgaged Properties as required by Flood Insurance Laws and as otherwise reasonably required by the Administrative Agent and (2) the Administrative Agent shall have received written confirmation from each Lender that such Lender has completed its flood insurance due diligence and flood insurance compliance (such written confirmation not to be unreasonably withheld, conditioned or delayed). 13. ADMINISTRATIVE AGENT 13.1 Appointment and Authorization. Subject to Section 12.8, each Credit Facility Lender hereby irrevocably appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Administrative Agent by the terms thereof or are reasonably incidental, as determined by Administrative Agent, thereto. This appointment and authorization is intended solely for the purpose of facilitating the servicing of the Loans and does not constitute appointment of Administrative Agent as trustee for any Credit Facility Lender or as representative of any Credit Facility Lender for any other purpose and, except as specifically set forth in the Loan Documents to the contrary, Administrative Agent shall take such action and exercise such powers only in an administrative and ministerial capacity. 13.2 Administrative Agent and Affiliates. MUFG Bank, Ltd. (and each successor Administrative Agent) has the same rights and powers under the Loan Documents as any other Credit Facility Lender and may exercise the same as though it were not Administrative Agent, and the term “Lender” or “Lenders” includes MUFG Bank, Ltd. in its individual capacity. MUFG Bank, Ltd. (and each successor Administrative Agent) and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with Borrower or any Affiliate of Borrower, as if it were not Administrative Agent and without any duty to account therefor to Credit Facility Lenders. MUFG Bank, Ltd. (and each successor Administrative Agent) need not account to any other Credit Facility Lender for any monies received by it in its capacity as a Credit Facility Lender hereunder. Administrative Agent shall not be deemed to hold a fiduciary relationship with any Credit Facility Lender and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against Administrative Agent. 13.3 Lenders’ Credit Decisions. Each Credit Facility Lender agrees that it has, independently and without reliance upon Administrative Agent, any other Credit Facility Lender or the directors, officers, agents, employees or attorneys of the foregoing parties, and instead in reliance upon information supplied to it by or on behalf of Borrower and upon such other SMRH:4838-5569-6023.10 -124- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Credit Facility Lender also agrees that it shall, independently and without reliance upon Administrative Agent, any other Credit Facility Lender or the directors, officers, agents, employees or attorneys of the foregoing parties, continue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents. 13.4 Action by Administrative Agent. 13.4.1 Absent actual knowledge of Administrative Agent of the existence of a Default, Administrative Agent may assume that no Default has occurred and is continuing, unless Administrative Agent (or the Credit Facility Lender that is then Administrative Agent) has received notice from Borrower stating the nature of the Default or has received notice from a Credit Facility Lender stating the nature of the Default and that such Credit Facility Lender considers the Default to have occurred and to be continuing. 13.4.2 Administrative Agent has only those obligations under the Loan Documents as are expressly set forth therein. 13.4.3 Except for any obligation expressly set forth in the Loan Documents and as long as Administrative Agent may assume that no Event of Default has occurred and is continuing, Administrative Agent may, but shall not be required to, exercise its discretion to act or not act, except that Administrative Agent shall be required to act or not act upon the instructions of the Requisite Lenders (or of all the Lenders, to the extent required by Section 12.16) and those instructions shall be binding upon Administrative Agent and Credit Facility Lenders, provided that Administrative Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to Applicable Law or would result, in the reasonable judgment of Administrative Agent, in substantial risk of liability to Administrative Agent. 13.4.4 If Administrative Agent has received a notice of any Event of Default, Administrative Agent shall immediately give notice thereof to Credit Facility Lenders and shall act or not act upon the instructions of the Requisite Lenders (or of all the Lenders, to the extent required by Section 12.16), provided that Administrative Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to Applicable Law or would result, in the reasonable judgment of Administrative Agent, in substantial risk of liability to Administrative Agent, and except that if the Requisite Lenders fail, for five (5) Business Days after the receipt of notice from Administrative Agent, to instruct Administrative Agent, then Administrative Agent, in its sole discretion, may act or not act as it deems advisable for the protection of the interests of Credit Facility Lenders. 13.4.5 Absent its gross negligence or willful misconduct, Administrative Agent shall have no liability to any Credit Facility Lender for acting, or not acting, as instructed by the Requisite Lenders, notwithstanding any other provision hereof. 13.5 Liability of Administrative Agent. Neither Administrative Agent nor any of its directors, officers, agents, employees or attorneys shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross negligence SMRH:4838-5569-6023.10 -125- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement or willful misconduct. Without limitation on the foregoing, Administrative Agent and its directors, officers, agents, employees and attorneys: 13.5.1 May treat the payee of any Note as the holder thereof until Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to Administrative Agent, signed by the payee, and may treat each Credit Facility Lender as the owner of that Credit Facility Lender’s interest in the Obligations for all purposes of this Agreement until Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to Administrative Agent, signed by that Credit Facility Lender; 13.5.2 May consult with legal counsel (including in-house legal counsel), accountants (including in house accountants) and other professionals or experts selected by it, or with legal counsel, accountants or other professionals or experts for Borrower or Credit Facility Lenders, and shall not be liable for any action taken or not taken by it in good faith in accordance with any advice of such legal counsel, accountants or other professionals or experts selected by it with reasonable care; 13.5.3 Shall not be responsible to any Credit Facility Lender for any statement, warranty or representation made in any of the Loan Documents or in any notice, certificate, report, request or other statement (written or oral) given or made in connection with any of the Loan Documents except for those expressly made by it; 13.5.4 Except to the extent expressly set forth in the Loan Documents, shall have no duty to ask or inquire as to the performance or observance by Borrower of any of the terms, conditions or covenants of any of the Loan Documents or to inspect any collateral or any Property, books or records of Borrower; 13.5.5 Will not be responsible to any Credit Facility Lender for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith, or any collateral; 13.5.6 Will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, statement, request or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties; and 13.5.7 Will not incur any liability for any arithmetical error in computing any amount paid or payable by Borrower thereof or paid or payable to or received or receivable from any Credit Facility Lender under any Loan Document, including, without limitation, principal, interest, commitment fees, Loans and other amounts; provided that, promptly upon discovery of such an error in computation, Administrative Agent, Credit Facility Lenders and (to the extent applicable) Borrower shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred. 13.6 Indemnification. Each Credit Facility Lender shall, ratably in accordance with its proportion of the aggregate Indebtedness then evidenced by the Notes, indemnify and hold Administrative Agent and its directors, officers, agents, employees and attorneys harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, SMRH:4838-5569-6023.10 -126- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys’ fees and disbursements and allocated costs of attorneys employed by Administrative Agent) that may be imposed on, incurred by or asserted against it or them in any way relating to or arising out of the Loan Documents (other than losses incurred by reason of the failure of Borrower to pay the Indebtedness represented by the Notes) or any action taken or not taken by it as Administrative Agent thereunder, except such as result from its own gross negligence or willful misconduct. Without limitation on the foregoing, each Credit Facility Lender shall reimburse Administrative Agent upon demand for that Credit Facility Lender’s share (as set forth in this Section) of any out of pocket cost or expense incurred by Administrative Agent in connection with the negotiation, preparation, execution, delivery, amendment, waiver, restructuring, reorganization (including a bankruptcy reorganization), enforcement or attempted enforcement of the Loan Documents, to the extent that Borrower or any other party is required by Section 12.2 to pay that cost or expense but fails to do so upon demand. Nothing in this Section 13.6 shall entitle Administrative Agent or any indemnitee referred to above to recover any amount from Credit Facility Lenders if and to the extent that such amount has theretofore been recovered from Borrower. To the extent that Administrative Agent or any indemnitee referred to above is later reimbursed such amount by Borrower, it shall return the amounts paid to it by Credit Facility Lenders in respect of such amount. 13.7 Successor Administrative Agent. Administrative Agent may, and at the request of the Requisite Lenders shall, resign as Administrative Agent upon reasonable notice to Credit Facility Lenders and Borrower, effective upon acceptance of appointment by a successor Administrative Agent. If Administrative Agent shall resign as Administrative Agent under this Agreement, the Requisite Lenders shall appoint from among Credit Facility Lenders a successor Administrative Agent for Credit Facility Lenders, which successor Administrative Agent shall be approved by Borrower (and such approval shall not be unreasonably withheld or delayed) unless an Event of Default has then occurred and is continuing. If no successor Administrative Agent is appointed prior to the effective date of the resignation of Administrative Agent, Administrative Agent may appoint, after consulting with Credit Facility Lenders and Borrower, a successor Administrative Agent from among Credit Facility Lenders. Upon the acceptance of its appointment as successor Administrative Agent hereunder, such successor Administrative Agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent” shall mean such successor Administrative Agent and the retiring Administrative Agent’s appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Section 13, and Section 12.3, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. Notwithstanding the foregoing, if (a) Administrative Agent has not been paid those fees referenced in Section 2.6.3 or has not been reimbursed for any expense reimbursable to it under Sections 12.2 or 12.3, in either case for a period of at least one (1) year and (b) no successor Administrative Agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and Credit Facility Lenders shall perform all of the duties of Administrative Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor Administrative Agent as provided for above. Any resignation by MUFG Bank, Ltd. as Administrative Agent pursuant to this Section shall also constitute its resignation as Issuing Lender (with respect to the portion of the Letter of Credit

SMRH:4838-5569-6023.10 -127- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Sublimit assigned to it) and Swing Line Lender. If MUFG Bank Ltd. resigns as an Issuing Lender, it shall retain all the rights, powers, privileges and duties of Issuing Lender hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Lender and all Letter of Credit Obligations with respect thereto, including the right to require the Lenders to make Revolving Loans or fund risk participations in such Letters of Credit pursuant to applicable provisions of Section 2.3. If MUFG Bank Ltd., resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Revolving Loans or fund risk participations in outstanding Swing Line Loans pursuant to the applicable provisions of Section 2.2. Upon the acceptance of a successor Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swing Line Lender and an Issuing Lender (with respect to the portion of Letter of Credit Sublimit assigned to MUFG Bank Ltd.) or Swing Line Lender, as applicable, (ii) the retiring Issuing Lender and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents and (iii) the successor Issuing Lender shall issue letters of credit in substitution for the Letters of Credit, if any, issued by MUFG Bank Ltd. and outstanding at the time of such succession or make other arrangements satisfactory to MUFG Bank Ltd. to effectively assume the obligations of MUFG Bank Ltd. with respect to such Letters of Credit. 13.8 No Obligations of Borrower. Nothing contained in this Section 13 shall be deemed to impose upon Borrower any obligation in respect of the due and punctual performance by Administrative Agent of its obligations to Credit Facility Lenders under any provision of this Agreement, and Borrower shall have no liability to Administrative Agent or any of Credit Facility Lenders in respect of any failure by Administrative Agent or any Credit Facility Lender to perform any of its obligations to Administrative Agent or Credit Facility Lenders under this Agreement. Without limiting the generality of the foregoing, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by Borrower to Administrative Agent for the account of Credit Facility Lenders, Borrower’s obligations to Credit Facility Lenders in respect of such payments shall be deemed to be satisfied upon the making of such payments to Administrative Agent in the manner provided by this Agreement. In addition, Borrower may rely on a written statement by Administrative Agent to the effect that it has obtained the written consent of the Requisite Lenders or Credit Facility Lenders, as applicable under Section 12.16, in connection with a waiver, amendment, consent, approval or other action by Credit Facility Lenders hereunder, and shall have no obligation to verify or confirm the same. 13.9 No Other Duties, Etc. Notwithstanding anything to the contrary contained herein, no Person identified herein or on the facing page or signature pages hereof as a “Syndication Agent,” “Documentation Agent,” “Co-Agent,” “Book Manager,” “Bookrunner,” “Joint Bookrunner,” “Lead Arranger,” “Arranger,” “Joint Lead Arranger,” “Managing Agent,” or “Senior Managing Agent,” if any, will have or be deemed to have any right, power, obligation, liability, responsibility or duty under this Agreement or the other Loan Documents, other than in such Person’s capacity as (a) Administrative Agent, Security Agent or a Credit Facility Lender hereunder and (b) an Indemnified Person hereunder, and no such Person will have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not SMRH:4838-5569-6023.10 -128- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement relied, and will not rely, on such Persons in deciding to enter into this Agreement or any other Loan Document or in taking or not taking any action hereunder or thereunder. 14. SECURITY AGENT 14.1 Appointment and Authorization. Each Credit Facility Lender hereby irrevocably appoints and authorizes Security Agent to take such action as agent on its behalf and to exercise such powers under the Collateral Documents and any other Loan Documents as are delegated to Security Agent by the terms thereof or are reasonably incidental, as determined by Security Agent, thereto. This appointment and authorization is intended solely for the purpose of securing the Collateral as set forth in this Agreement and does not constitute appointment of Security Agent as trustee for any Credit Facility Lender or as representative of any Credit Facility Lender for any other purpose and, except as specifically set forth in the Loan Documents to the contrary, Security Agent shall take such action and exercise such powers only in an administrative and ministerial capacity. 14.2 Security Agent and Affiliates. MUFG Bank, Ltd. (and each successor Security Agent) shall not be deemed to hold a fiduciary relationship with any Credit Facility Lender and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against Security Agent. 14.3 Proportionate Interest in any Collateral. Security Agent, on behalf of Credit Facility Lenders, shall hold in accordance with the Loan Documents all items of any collateral or interests therein to be received or held by Security Agent. Subject to Agents’ and Credit Facility Lenders’ rights to reimbursement for their costs and expenses hereunder (including reasonable attorneys’ fees and disbursements and other professional services and the reasonably allocated costs of attorneys employed by Security Agent or a Credit Facility Lender) and subject to the application of payments in accordance with Section 9.4, each Credit Facility Lender shall have an interest in such collateral or interests therein in the same proportion that the aggregate obligations owed such Credit Facility Lender under the Loan Documents bears to the aggregate obligations owed under the Loan Documents, without priority or preference among Credit Facility Lenders. 14.4 Lenders’ Credit Decisions. Each Credit Facility Lender agrees that it has, independently and without reliance upon Security Agent, any other Credit Facility Lender or the directors, officers, agents, employees or attorneys of the foregoing parties, and instead in reliance upon information supplied to it by or on behalf of Borrower and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Credit Facility Lender also agrees that it shall, independently and without reliance upon Security Agent, any other Credit Facility Lender or the directors, officers, agents, employees or attorneys of the foregoing parties, continue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents. 14.5 Action by Security Agent. 14.5.1 Absent actual knowledge of Security Agent of the existence of a Default, Security Agent may assume that no Default has occurred and is continuing, unless Security Agent (or the Lender that is then Security Agent) has received notice from Borrower stating the nature of SMRH:4838-5569-6023.10 -129- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement the Default or has received notice from a Credit Facility Lender stating the nature of the Default and that such Credit Facility Lender considers the Default to have occurred and to be continuing. 14.5.2 Security Agent has only those obligations under the Loan Documents as are expressly set forth therein. 14.5.3 Except for any obligation expressly set forth in the Loan Documents and as long as Security Agent may assume that no Event of Default has occurred and is continuing, Security Agent may, but shall not be required to, exercise its discretion to act or not act, except that Security Agent shall be required to act or not act upon the instructions of the Requisite Lenders (or of all the Lenders, to the extent required by Section 12.16) and those instructions shall be binding upon Security Agent and all Credit Facility Lenders, provided that Security Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to Applicable Law or would result, in the reasonable judgment of Security Agent, in substantial risk of liability to Security Agent. 14.5.4 If Security Agent has received a notice specified in Section 14.5.1, Security Agent shall immediately give notice thereof to Credit Facility Lenders and shall act or not act upon the instructions of the Requisite Lenders (or of all the Lenders, to the extent required by Section 12.16), provided that Security Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to Applicable Law or would result, in the reasonable judgment of Security Agent, in substantial risk of liability to Security Agent, and except that if the Requisite Lenders fail, for five (5) Business Days after the receipt of notice from Security Agent, to instruct Security Agent, then Security Agent, in its sole discretion, may act or not act as it deems advisable for the protection of the interests of Credit Facility Lenders. 14.5.5 Absent its gross negligence or willful misconduct, Security Agent shall have no liability to any Credit Facility Lender for acting, or not acting, as instructed by the Requisite Lenders, notwithstanding any other provision hereof. 14.6 Liability of Security Agent. Neither Security Agent nor any of its directors, officers, agents, employees or attorneys shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross negligence or willful misconduct. Without limitation on the foregoing, Security Agent and its directors, officers, agents, employees and attorneys: 14.6.1 May treat the payee of any Note as the holder thereof until Security Agent receives notice of the assignment or transfer thereof, signed by the payee, and may treat each Credit Facility Lender as the owner of that Credit Facility Lender’s interest in the Obligations for all purposes of this Agreement until Security Agent receives notice of the assignment or transfer thereof, signed by that Credit Facility Lender; 14.6.2 May consult with legal counsel (including in-house legal counsel), accountants (including in house accountants) and other professionals or experts selected by it, or with legal counsel, accountants or other professionals or experts for Borrower or Credit Facility Lenders, and shall not be liable for any action taken or not taken by it in good faith in accordance SMRH:4838-5569-6023.10 -130- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement with any advice of such legal counsel, accountants or other professionals or experts selected by it with reasonable care; 14.6.3 Shall not be responsible to any Credit Facility Lender for any statement, warranty or representation made in any of the Loan Documents or in any notice, certificate, report, request or other statement (written or oral) given or made in connection with any of the Loan Documents except for those expressly made by it; 14.6.4 Except to the extent expressly set forth in the Loan Documents, shall have no duty to ask or inquire as to the performance or observance by Borrower of any of the terms, conditions or covenants of any of the Loan Documents or to inspect any collateral or any Property, books or records of Borrower; 14.6.5 Will not be responsible to any Credit Facility Lender for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith, or any collateral; and 14.6.6 Will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, statement, request or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties. 14.7 Indemnification. Each Credit Facility Lender shall, ratably in accordance with its proportion of the aggregate Indebtedness then evidenced by the Notes, indemnify and hold Security Agent and its directors, officers, agents, employees and attorneys harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys’ fees and disbursements and allocated costs of attorneys employed by Security Agent) that may be imposed on, incurred by or asserted against it or them in any way relating to or arising out of the Loan Documents (other than losses incurred by reason of the failure of Borrower to pay the Indebtedness represented by the Notes) or any action taken or not taken by it as Security Agent thereunder, except such as result from its own gross negligence or willful misconduct. Without limitation on the foregoing, each Credit Facility Lender shall reimburse Security Agent upon demand for that Lender’s Pro Rata Share of any out of pocket cost or expense incurred by Security Agent in connection with the negotiation, preparation, execution, delivery, amendment, waiver, restructuring, reorganization (including a bankruptcy reorganization), enforcement or attempted enforcement of the Loan Documents, to the extent that Borrower or any other party is required by Section 12.2 to pay that cost or expense but fails to do so upon demand. Nothing in this Section 14.7 shall entitle Security Agent or any indemnitee referred to above to recover any amount from Credit Facility Lenders if and to the extent that such amount has theretofore been recovered from Borrower. To the extent that Security Agent or any indemnitee referred to above is later reimbursed such amount by Borrower, it shall return the amounts paid to it by Credit Facility Lenders in respect of such amount. 14.8 Successor Security Agent. Security Agent may, and at the request of the Requisite Lenders shall, resign as Security Agent upon reasonable notice to Credit Facility Lenders and Borrower effective upon acceptance of appointment by a successor Security Agent. If Security

SMRH:4838-5569-6023.10 -131- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Agent shall resign as Security Agent under this Agreement, the Requisite Lenders shall appoint from among Credit Facility Lenders a successor Security Agent for Credit Facility Lenders, which successor Security Agent shall be approved by Borrower (and such approval shall not be unreasonably withheld or delayed). If no successor Security Agent is appointed prior to the effective date of the resignation of Security Agent, Security Agent may appoint, after consulting with Credit Facility Lenders and Borrower, a successor Security Agent from among Credit Facility Lenders. Upon the acceptance of its appointment as successor Security Agent hereunder, such successor Security Agent shall succeed to all the rights, powers and duties of the retiring Security Agent and the term “Security Agent” shall mean such successor Security Agent and the retiring Security Agent’s appointment, powers and duties as Security Agent shall be terminated. After any retiring Security Agent’s resignation hereunder as Security Agent, the provisions of this Section 14, and Section 12.3, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Security Agent under this Agreement. Notwithstanding the foregoing, if (a) Security Agent has not been paid those fees referenced in Section 2.6.3 or has not been reimbursed for any expense reimbursable to it under Sections 12.2 or 12.3, in either case for a period of at least one (1) year and (b) no successor Security Agent has accepted appointment as Security Agent by the date which is thirty (30) days following a retiring Security Agent’s notice of resignation, the retiring Security Agent’s resignation shall nevertheless thereupon become effective and Credit Facility Lenders shall perform all of the duties of Security Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor Security Agent as provided for above. 14.9 Collateral Matters. (a) Each Lender hereby irrevocably authorizes and directs Agents to enter into the Loan Documents for the benefit of such Lender. Agents are hereby authorized on behalf of all of Lenders, without the necessity of any notice to or further consent from any Lender from time to time prior to, an Event of Default, to take any action with respect to any Collateral or Loan Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to the Loan Documents. Each Lender (and Swap Lender) hereby irrevocably authorizes each Agent, at its option and in its discretion: (i) to release any Lien on any property granted to or held by such Agent under any Loan Document (1) upon termination of the Revolving Commitment and payment in full of all Obligations, (2) that is sold or to be sold as part of or in connection with any sale permitted or provided for hereunder or under any other Loan Document, (3) subject to Section 12.16, if approved, authorized or ratified in writing by the Requisite Lenders, (4) in connection with any foreclosure sale or other disposition of Collateral after the occurrence of an Event of Default or (5) to the extent such property is not part of the Collateral; and (ii) to subordinate any Lien on any property granted to or held by such Agent under any Loan Document to the holder of any Lien on such property that is permitted by this Agreement or any other Loan Document. Upon request by either Agent at any time, each Lender will confirm in writing such Agent's authority to release or subordinate its interest in particular types or items of Collateral pursuant to this Section 14.9. SMRH:4838-5569-6023.10 -132- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (b) Subject to (a) above, each Agent shall (and is hereby irrevocably authorized by each Lender), to execute such documents as may be necessary to evidence the release or subordination of the Liens granted to Security Agent for the benefit of Security Agent and Lenders herein or pursuant hereto upon the applicable Collateral; provided that (i) such Agent shall not be required to execute any such document on terms which, in such Agent's opinion, would expose such Agent to or create any liability or entail any consequence other than the release or subordination of such Liens without recourse or warranty and (ii) such release or subordination shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrower in respect of) all interests retained by Borrower, including the proceeds of the sale, all of which shall continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure with respect to any of the Collateral, such Agent shall be authorized to deduct all expenses reasonably incurred by such Agent from the proceeds of any such sale, transfer or foreclosure. (c) Each Agent shall have no obligation whatsoever to any Lender or any other Person to assure that the Collateral exists or is owned by Borrower any other Person or is cared for, protected or insured or that the Liens granted to Security Agent herein or in any of the Loan Documents or pursuant hereto or thereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to such Agent in this Section 14.9 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, such Agent may act in any manner it may deem appropriate, in its sole discretion, except as otherwise provided for herein, and that such Agent shall have no duty or liability whatsoever to the Lenders, except as otherwise provided for herein. (d) Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than Security Agent) obtain possession of any such Collateral, such Lender shall notify Agents thereof, and, promptly upon either Agent’s request therefor shall deliver such Collateral to Security Agent or in accordance with such Agent's instructions. 14.10 No Obligations of Borrower. Nothing contained in this Section 14 shall be deemed to impose upon Borrower any obligation in respect of the due and punctual performance by Security Agent of its obligations to Credit Facility Lenders under any provision of this Agreement, and Borrower shall have no liability to Security Agent or any of Credit Facility Lenders in respect of any failure by Security Agent or any Credit Facility Lender to perform any of its obligations to Security Agent or Credit Facility Lenders under this Agreement. 15. COMMITMENT COSTS AND RELATED MATTERS. 15.1 Commitment Costs and Related Matters. 15.1.1 In the event that any Governmental Authority imposes on any Credit Facility Lender any reserve, special deposit or comparable requirement (including any emergency, supplemental or other reserve) with respect to the Eurodollar liabilities (as defined in Regulation SMRH:4838-5569-6023.10 -133- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement D or any comparable regulation of any Governmental Authority having jurisdiction over any Credit Facility Lender) or SOFR funding of any Credit Facility Lender, Borrower shall pay such lender within five (5) Business Days after demand all amounts necessary to compensate such Credit Facility Lender for such additional costs incurred or reduction suffered as a result of the imposition of such reserve requirements (provided that Borrower shall not be obligated to pay any such amount which arose prior to the date which is forty five (45) days preceding the date of such demand or is attributable to periods prior to the date which is forty five (45) days preceding the date of such demand). Such Credit Facility Lender’s determination of such amount shall be conclusive in the absence of manifest error. 15.1.2 If, after the date hereof, the existence or occurrence of any Special Circumstance: (a) shall subject any Credit Facility Lender or its lending office to any tax, duty or other charge or cost with respect to any SOFR Loan, its Note evidencing such SOFR Loan(s) or its obligation to make SOFR Loans, or shall change the basis of taxation of payments to any Credit Facility Lender attributable to the principal of or interest on any SOFR Loan or any other amounts due under this Agreement in respect of any SOFR Loan, its Note evidencing such SOFR Loan(s) or its obligation to make SOFR Loans, excluding Taxes imposed on or measured in whole or in part by its overall net income by (a) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or lending office or (b) any jurisdiction (or political subdivision thereof) in which it is “doing business”; (b) shall impose, modify or deem applicable any reserve not applicable or deemed applicable on the date hereof (including any reserve imposed by the Board of Governors of the Federal Reserve System, special deposit, capital or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Credit Facility Lender or its lending office); or (c) shall impose on any Credit Facility Lender or its lending office or any relevant interbank market any other condition affecting any SOFR Loan, its Note evidencing such SOFR Loan(s), its obligation to make SOFR Loans or this Agreement, or shall otherwise affect any of the same; and the result of any of the foregoing, as determined in good faith by any Credit Facility Lender, increases the cost to any Credit Facility Lender or its lending office of making or maintaining any SOFR Loan or in respect of any SOFR Loan, any Note evidencing SOFR Loans or its obligation to make SOFR Loans or reduces the amount of any sum received or receivable by any Credit Facility Lender or its lending office with respect to any SOFR Loan, its Note evidencing such SOFR Loan(s) or its obligation to make SOFR Loans, then, within five (5) Business Days after demand by such lender (with a copy to Administrative Agent), Borrower shall pay to such Credit Facility Lender such additional amount or amounts as will compensate such lender for such increased cost or reduction; provided that Borrower shall not be obligated to pay any such amount which arose prior to the date which is ninety (90) days preceding the date of such demand or is attributable to periods prior to the date which is ninety (90) days preceding the date of such demand. A statement of Credit Facility Lender claiming compensation under this subsection shall be conclusive in the absence of manifest error. SMRH:4838-5569-6023.10 -134- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 15.1.3 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate or Term SOFR, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate or Term SOFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent) (an “Illegality Notice”), (a) any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert Base Rate Loans to SOFR Loans, shall be suspended, and (b) the interest rate on which Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”, in each case until each affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to Base Rate Loans (the interest rate on which Base rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.8.5. 15.1.4 Inability to Determine Rates. If, on or prior to the first day of any Interest Period: (a) the Administrative Agent determines (which determination shall be conclusive and binding on the Borrower) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof; (b) any Credit Facility Lender reasonably determines that, by reason of circumstances affecting any relevant interbank market generally that are beyond the reasonable control of such lender, deposits in Dollars (in the applicable amounts) are not being offered to such Lender in the relevant interbank market for such Interest Period; or (c) Term SOFR Reference Rate as determined by any Credit Facility Lender (i) does not represent the effective pricing to such lender for deposits in Dollars in the relevant interbank market in the relevant amount for such Interest Period, or (ii) will not adequately and fairly reflect the cost to such lender of making the applicable SOFR Loans; then, in the case of subclause (a) above, the Administrative Agent shall forthwith give notice thereof to Borrower and the Credit Facility Lenders and, in the case of subclauses (b) and (c) above, such Credit Facility Lender forthwith shall give notice thereof to Borrower and Administrative Agent (any such notice, an “Affected Interest Period Notice”). Thereafter, until the Administrative Agent or such Credit Facility Lender revokes such Affected Interest Period Notice, the obligation of the Credit Facility Lenders or such Credit Facility Lender, as the case may be, to make or maintain any SOFR Loans shall be suspended. Upon receipt of any such Affected Interest Period Notice, Borrower may revoke any pending request for a borrowing of,

SMRH:4838-5569-6023.10 -135- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement conversion to or continuation of SOFR Loans or, failing that, will be deemed to have converted such request into a result for Base Rate Loans in the amount specified therein, and all outstanding SOFR Loans of the Credit Facility Lenders or such Credit Facility Lender, as the case may be, shall be treated in all respects as Base Rate Loans. 15.1.5 Each Credit Facility Lender agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will entitle any Credit Facility Lender to compensation pursuant to this Section, and agrees to designate a different lending office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the good faith judgment of such lender, otherwise be materially disadvantageous to lender. Any request for compensation by any Credit Facility Lender under this Section shall set forth the basis upon which it has been determined that such an amount is due from Borrower, a calculation of the amount due, and a certification that the corresponding costs have been incurred by such lender. 15.2 Capital Adequacy. If, after the date hereof, any Credit Facility Lender (or any Affiliate of any Credit Facility Lender) shall have reasonably determined that the adoption of any Applicable Law, governmental rule, regulation or order regarding the capital adequacy of banks or bank holding companies, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Credit Facility Lender (or any Affiliate of any Credit Facility Lender) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of Credit Facility Lender (or any Affiliate of Credit Facility Lender) as a consequence of any of such Credit Facility Lender’s obligations hereunder to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration the policies of any Credit Facility Lender (or Affiliate of any Credit Facility Lender) with respect to capital adequacy immediately before such adoption, change or compliance and assuming that the capital of such Credit Facility Lender (or Affiliate of such Credit Facility Lender) was fully utilized prior to such adoption, change or compliance), then, upon demand by such Credit Facility Lender, Borrower shall immediately pay to such lender such additional amounts as shall be sufficient to compensate such lender for any such reduction actually suffered; provided that there shall be no duplication of amounts paid to any Credit Facility Lender pursuant to this sentence and Section 15.1. For purposes of this Section 15.2, a change in Applicable Law, governmental rule, regulation or order shall include, without limitation, (x) any change made or which becomes effective on the basis of a law, treaty, rule, regulation, interpretation administration or implementation then in force, the effective date of which change is delayed by the terms of such law, treaty, rule, regulation, interpretation, administration or implementation, (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub. L. 111-203, H.R. 4173) and all requests, rules, regulations, guidelines, interpretations or directives promulgated thereunder or issued in connection therewith, regardless of the date enacted, adopted, issued or promulgated, whether before or after the Closing Date and (z) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, regardless of the date enacted, adopted, issued or promulgated, whether before or after the Closing Date. Such Credit Facility Lender’s determination of the amount to be paid to such lender by Borrower as a result of SMRH:4838-5569-6023.10 -136- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement any event referred to in this Section 15.2 shall, absent manifest error, be deemed final, binding and conclusive upon Borrower. 15.3 Federal Reserve System/Wire Transfers. The obligation of any Credit Facility Lender to make any loan by wire transfer to Borrower or any other Person shall be subject to all Applicable Laws, including the policy of the Board of Governors of the Federal Reserve System on Reduction of Payments System Risk as in effect from time to time. Borrower acknowledges that such laws, regulations and policy may delay the transmission of any funds to Borrower. 15.4 Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. In the event any Credit Facility Lender (i) requests compensation pursuant to Section 15.1 or 15.2, above, (ii) delivers a notice described in Section 15.1 or 15.2, above, (iii) refuses to consent to any amendment, waiver or other modification of any Loan Document requested by any Borrower and which amendment, waiver or other modification is either required under this Agreement for such amendment, waiver or other modification or has otherwise been approved by the Requisite Lenders, or (iv) is a Defaulting Lender, Borrower may, at its sole expense and effort (including with respect to the assignment fee referred to in Section 12.8), upon notice to such Credit Facility Lender and Administrative Agent (the “Mitigation Notice”), require such Credit Facility Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 12.8), all of its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such assigned obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) Borrower shall have received the prior written consent of Administrative Agent, which consent shall not unreasonably be withheld or delayed, and (z) the Borrower or such assignee shall have paid to the affected Credit Facility Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans of such Credit Facility Lender, respectively, affected by such assignment plus all fees and other amounts accrued for the account of such Credit Facility Lender hereunder; provided that Borrower shall not be required to pay any costs and expenses that are incurred by a Defaulting Lender solely as a result of such Credit Facility Lender’s default of its obligations hereunder; provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Credit Facility Lender’s claim for compensation or notice, as referred to above in (i) and (ii) of this Section 15.4, as the case may be, cease to cause such Credit Facility Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 15.1 or 15.2, above, or cease to result in amounts being payable under Section 15.1 or 15.2, as the case may be, or if such Credit Facility Lender shall waive its right to claim or notice under Section 15.1 or 15.2, as applicable in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification, as the case may be, then such Credit Facility Lender shall not thereafter be required to make any such transfer and assignment hereunder. Each Credit Facility Lender hereby grants to Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Credit Facility Lender as assignor, any Commitment Assignment and Acceptance necessary to effectuate any assignment of such Credit Facility Lender’s interests hereunder in the circumstances contemplated by this paragraph, which power of authority Administrative Agent shall be authorized to exercise if such Credit Facility Lender does not execute and deliver such Commitment Assignment and SMRH:4838-5569-6023.10 -137- Willis Lease Finance Corporation SMRH:4838-5569-6023.10 -138- Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Signatures on following pages]

SMRH:4838-5569-6023.10 S-1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above. BORROWER: WILLIS LEASE FINANCE CORPORATION, a Delaware corporation By: _________________________ Name: _________________________ Title: _________________________ SMRH:4838-5569-6023.10 S-2 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement ADMINISTRATIVE AGENT: MUFG BANK, LTD. By: _________________________ Name: _________________________ Title: _________________________ LENDER, SWING LINE LENDER AND ISSUING LENDER: MUFG BANK, LTD. By: _________________________ Name: _________________________ Title: _________________________ SECURITY AGENT: MUFG BANK, LTD. By: _________________________ Name: _________________________ Title: _________________________ SMRH:4838-5569-6023.10 S-3 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: BANK OF AMERICA, N.A. By: _________________________ Name: _________________________ Title: _________________________ SMRH:4838-5569-6023.10 S-4 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: WELLS FARGO BANK N.A. By: _________________________ Name: _________________________ Title: _________________________

SMRH:4838-5569-6023.10 S-5 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: U.S. BANK NATIONAL ASSOCIATION By: _________________________ Name: _________________________ Title: _________________________ SMRH:4838-5569-6023.10 S-6 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION By: _________________________ Name: Cecilia Park Title: Senior Vice President SMRH:4838-5569-6023.10 S-7 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: THE HUNTINGTON NATIONAL BANK By: _________________________ Name: _________________________ Title: _________________________ SMRH:4838-5569-6023.10 S-8 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: KEYBANK NATIONAL ASSOCIATION By: _________________________ Name: _________________________ Title: _________________________

SMRH:4838-5569-6023.10 S-9 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: UMPQUA BANK By: _________________________ Name: _________________________ Title: _________________________ SMRH:4838-5569-6023.10 S-10 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: BMO HARRIS BANK, N.A. By: _________________________ Name: _________________________ Title: _________________________ SMRH:4838-5569-6023.10 S-11 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: FIFTH THIRD BANK By: _________________________ Name: _________________________ Title: _________________________ SMRH:4838-5569-6023.10 S-12 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK By: _________________________ Name: _________________________ Title: _________________________ By: _________________________ Name: _________________________ Title: _________________________

SMRH:4838-5569-6023.10 S-13 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: HSBC BANK USA, N.A. By: _________________________ Name: _________________________ Title: _________________________ SMRH:4838-5569-6023.10 S-14 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: APPLE BANK FOR SAVINGS By: _________________________ Name: _________________________ Title: _________________________ SMRH:4838-5569-6023.10 S-15 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: CIT BANK, N.A. By: _________________________ Name: Brian Miner Title: Director SMRH:4838-5569-6023.10 S-16 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement LENDER: BNP PARIBAS By: _________________________ Name: _________________________ Title: _________________________ By: _________________________ Name: _________________________ Title: _________________________

LENDER:

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH

By: ___________________________
Name: ___________________________
Title: ___________________________

By: ___________________________
Name: ___________________________
Title: ___________________________

SMRH:4838-5569-6023.10 S-17 Willis Lease Finance Corporation
Fourth Amended and Restated Credit Agreement

LENDER:

COLUMBIA STATE BANK

By: ________________________
Name: Colin Duffy
Title: Senior Vice President

SMRH:4838-5569-6023.10

S-18

Willis Lease Finance Corporation
Fourth Amended and Restated Credit Agreement

Schedule A

Revolving Commitment – Pro Rata Share

Lender	Commitment	Pro Rata Share
MUFG Bank, Ltd.	$125,000,000.00	12.50%
Bank of America, N.A.	$125,000,000.00	12.50%
Wells Fargo Bank, National Association	$120,000,000.00	12.00%
U.S. Bank National Association	$75,000,000.00	7.50%
City National Bank	$75,000,000.00	7.50%
The Huntington National Bank	$75,000,000.00	7.50%
KeyBank National Association	$40,000,000.00	4.00%
Umpqua Bank	$40,000,000.00	4.00%
BMO Harris Bank N.A.	$40,000,000.00	4.00%
Fifth Third Bank	$40,000,000.00	4.00%
Credit Agricole Corporate and Investment Bank	$40,000,000.00	4.00%
HSBC Bank USA, N.A.	$40,000,000.00	4.00%
Apple Bank for Savings	$40,000,000.00	4.00%
CIT Bank, N.A.	$40,000,000.00	4.00%
BNP Paribas	$35,000,000.00	3.50%
Crédit Industriel et Commercial, New York Branch	$30,000,000.00	3.00%
Columbia State Bank	$20,000,000.00	2.00%
TOTAL	$1,000,000,000.00	100.00%

SMRH:4838-5569-6023.10

Schedule A — Page 1

Willis Lease Finance Corporation
Fourth Amended and Restated Credit Agreement

Schedule 1.1

Liens of Record

Liens in favor of U.S. Bank National Association Acting through its Division U.S. Bank Equipment Finance on (1) one Bombardier Inc. Model BD-700-1A10 (Global Express) aircraft bearing MSN [***] and (2) two Rolls Royce Deutschland Ltd & Co KG model BR 700-710A2-20 aircraft engines bearing MSNs [***] and [***].

SMRH:4838-5569-6023.10
Schedule 1.1— Page 1
Willis Lease Finance Corporation
Fourth Amended and Restated Credit Agreement

SMRH:4838-5569-6023.10 Schedule 4.1 — Page 1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Schedule 4.1 Schedule of Documents Fourth Amended and Restated Credit Agreement Amended and Restated Revolving Notes and Revolving Notes, as applicable, for each of the Lenders Swing Line Note Affirmation of Owner Trustee Mortgage and Security Agreements and Owner Trustee Guaranties (Wells Fargo Trust Company, N.A., U.S. Bank National Association, and Bank of Utah) Affirmation of Leasing Subsidiary Guaranty and Lease Security Assignments (Willis Lease (Ireland) Limited) Affirmation of Subsidiary Guaranty and Beneficial Interest Pledge and Security Agreement (West Engine Funding LLC) Affirmation of Leasing Subsidiary Guaranty (West Engine Funding (Ireland) Limited) Affirmation of Subsidiary Guaranty (Willis Aeronautical Services, Inc.) Affirmation of Leasing Guaranty and Lease Security Assignment (WLFC (Ireland) Limited) Amendment No. 4 to Security Agreement SMRH:4838-5569-6023.10 Schedule 5.2 — Page 1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Schedule 5.2 Executive Offices; Corporate or Other Names; Conduct of Business Willis Lease Finance Corporation – Corporate Headquarters 4700 Lyons Technology Parkway Coconut Creek, FL 33073 Willis Lease Finance Corporation – Technical office 6495 Marindustry Place San Diego, CA 92121 Willis Lease Finance Corporation – London Office Ground Floor 1 Babmaes Street London, SW1Y 6HD, UK Willis Aviation Finance Limited – Office of Irish Subsidiary 4th Floor, Connaught House 1 Burlington Road, Dublin 4 DO4 C5y6 Ireland Willis Aeronautical Services, Inc. 4700 Lyons Technology Parkway Coconut Creek, FL 33073 McAfee & Taft – Collateral Custodian Attn: Erin M. Van Laanen 10th Floor, Two Leadership Square 211 N Robinson Ave Oklahoma City, OK 73102 SMRH:4838-5569-6023.10 Schedule 5.5 — Page 1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Schedule 5.5 Subsidiaries Wholly-Owned Subsidiaries / Excluded Subsidiaries State or Jurisdiction of Incorporation Facility Engine Acquisition LLC* Delaware; limited liability company Willis Engine Securitization Trust II* Delaware; business trust WEST Engine Acquisition LLC* Delaware; limited liability company WEST Engine Funding LLC Delaware; limited liability company WEST Engine Funding (Ireland) Limited Rep. of Ireland; company limited by shares Willis Engine Securitization (Ireland) Limited* Rep. of Ireland; private company limited by shares Willis Lease (Ireland) Limited Rep. of Ireland; company limited by shares WLFC (Ireland) Limited Rep. of Ireland; private company limited by shares WLFC Funding (Ireland) Limited* Rep. of Ireland; company limited by shares Willis Aviation Finance Limited* Rep. of Ireland; private company limited by shares Willis Lease France* France; Société par actions simplifiées (SAS) Willis Lease (China) Limited* People’s Republic of China; limited liability company Willis Aeronautical Services, Inc. Delaware corporation Willis Lease Singapore Pte. Ltd.* Rep. of Singapore; private company limited by shares Willis Asset Management Limited* England and Wales; private company limited by shares Willis Engine Structured Trust III* Delaware; business trust Willis Engine Structured Trust IV* Delaware; business trust Coconut Creek Aviation Assets LCC* Delaware; limited liability company SMRH:4838-5569-6023.10 Schedule 5.5 — Page 2 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Willis Lease Marine LLC* Cayman Islands; limited liability company WEST II France* France; Société á responsabilité limitée WEST III France* France; Société á responsabilité limitée WEST IV France* France; Société á responsabilité limitée WEST III Engines (Ireland) Limited* Rep. of Ireland; private company limited by shares WEST IV Engines (Ireland) Limited* Rep. of Ireland; private company limited by shares Other Non-Subsidiary Equity Interests Percentage Interest Willis Mitsui & Co Engine Support Limited* (Limited company formed under the laws of the Republic of Ireland) 50% CASC Willis Engine Lease Company Limited* 50% * Excluded Subsidiary

SMRH:4838-5569-6023.10 Schedule 5.7 — Page 1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Schedule 5.7 No Other Liabilities; No Material Adverse Changes None. SMRH:4838-5569-6023.10 Schedule 5.9 — Page 1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Schedule 5.9 Trade Names Willis Leasing Willis Lease WLFC SMRH:4838-5569-6023.10 Schedule 5.10 — Page 1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Schedule 5.10 Litigation None. SMRH:4838-5569-6023.10 Schedule 5.17 — Page 1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Schedule 5.17 Hazardous Materials None.

Schedule 5.21

Depreciation Policies

Based on specific aspects of the equipment, the Borrower generally depreciates engines on a straight-line basis over a 15-year period from the acquisition date to a 55% residual value. This methodology is believed to accurately reflect the Borrower's typical holding period for the engine assets and, that the residual value assumption reasonably approximates the selling price of the assets 15 years from date of acquisition. The typical 15 year holding period is the estimated useful life of the Borrower's engines based on its business model and plans and represents how long the Borrower anticipates holding a newly acquired engine. The technical useful life of a new engine can be in excess of 25 years. The Borrower reviews the useful life and residual values of all engines periodically as demand changes to accurately depreciate the cost of equipment over the useful life of the engines.

The aircraft and airframes owned by the Borrower are depreciated on a straight-line basis over an estimated useful life of 13 to 20 years to a 15% to 17% residual value. The other leased parts and related equipment owned by the Borrower are depreciated on a straight-line basis over an estimated useful life of 14 to 15 years to a 25% residual value.

The useful life of older generation engines and aircraft may be significantly less based upon the technical status of the engine, as well as supply and demand factors. For these older generation engines and aircraft, the remaining useful life and the remaining expected holding period are typically the same. For older generation engines or aircraft that are unlikely to be repaired at the end of the current expected useful lives, the Company depreciates the engines or aircraft over their estimated lives to a residual value based on an estimate of the wholesale value of the parts after disassembly.

The Borrower reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets to be disposed are reported at the lower of carrying amount or fair value less cost to sell. Impairment is identified by review of appraisals or by comparison of undiscounted forecasted cash flows, including estimated sales proceeds, over the life of the asset with the assets' book value. If the forecasted undiscounted cash flows are less than the book value, the asset is written down to its fair value. Fair value is determined per individual asset by reference to independent appraisals, quoted market prices (e.g., an offer to purchase) and other factors considered relevant by the Borrower. The Borrower conducts a formal annual review of the carrying value of long-lived assets and also evaluates assets during the year if a triggering event is identified indicating impairment is possible.

Major overhauls paid for by the Borrower (including planned replacement of life limited parts, planned performance restorations, and qualifying unplanned maintenance events), which improve functionality or extend the original useful life, are capitalized and depreciated over the shorter of the estimated period to the next overhaul ("deferral method") or the remaining useful life of the equipment. The Borrower does not accrue for planned major maintenance. For equipment which is unlikely to be repaired at the end of its current expected life, and is likely to be disassembled

SMRH:4838-5569-6023.10
Schedule 5.21 — Page 1
Willis Lease Finance Corporation
Fourth Amended and Restated Credit Agreement

upon lease termination, the Borrower depreciates the equipment over its estimated life to a residual value based on an estimate of the wholesale value of the parts after disassembly. If useful lives or residual values are lower than those estimated by the Borrower, upon sale of the equipment, a loss may be realized.

SMRH:4838-5569-6023.10 Schedule 5.21 — Page 2 Willis Lease Finance Corporation
Fourth Amended and Restated Credit Agreement

Schedule 5.22

Schedule of Preferred Stock

Class of Preferred Stock	Amount Issued	Owner and ownership percentage	Purchase Price
Series A Preferred Stock	1,000,000 shares	Development Bank of Japan Inc. 100%	$20.00/share
Series A-2 Preferred Stock	1,500,000 shares	Development Bank of Japan Inc. 100%	$20.00/share

SMRH:4838-5569-6023.10
Schedule 5.22 — Page 1
Willis Lease Finance Corporation
Fourth Amended and Restated Credit Agreement

Schedule 5.23

Eligible Engines and Equipment as of the Closing Date

	MSN	Equipment Type	Owner	Leased as of Closing Date	Lessee	Location of Chattel Paper Original
1.	[***]	A319-112	[***]	[***]	[***]	[***]
	[***]	CFM56-5B6/P	[***]	[***]	[***]	[***]
	[***]	CFM56-5B6/P	[***]	[***]	[***]	[***]
2.	[***]	A319-112	[***]	[***]	[***]	[***]
3.	[***]	A319-111	[***]	[***]	[***]	[***]
	[***]	CFM56-5B5	[***]	[***]	[***]	[***]
	[***]	CFM56-5B5	[***]	[***]	[***]	[***]
4.	[***]	A319-111	[***]	[***]	[***]	[***]
	[***]	CFM56-5B5	[***]	[***]	[***]	[***]
	[***]	CFM56-5B5	[***]	[***]	[***]	[***]
5.	[***]	A319-111	[***]	[***]	[***]	[***]
	[***]	CFM56-5B5	[***]	[***]	[***]	[***]
	[***]	CFM56-5B5	[***]	[***]	[***]	[***]
6.	[***]	A319-111	[***]	[***]	[***]	[***]
	[***]	CFM56-5B5	[***]	[***]	[***]	[***]
	[***]	CFM56-5B5	[***]	[***]	[***]	[***]
7.	[***]	A319-111	[***]	[***]	[***]	[***]
	[***]	CFM56-5B5	[***]	[***]	[***]	[***]
	[***]	CFM56-5B5	[***]	[***]	[***]	[***]
8.	[***]	Boeing 737-600	[***]	[***]	[***]	[***]
	[***]	CFM56-7B20	[***]	[***]	[***]	[***]
	[***]	CFM56-7B20	[***]	[***]	[***]	[***]

SMRH:4838-5569-6023.10 Schedule 5.23 — Page 1 Willis Lease Finance Corporation
Fourth Amended and Restated Credit Agreement

SMRH:4838-5569-6023.10 Schedule 5.23 — Page 2 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement MSN Equipment Type Owner Leased as of Closing Date Lessee Location of Chattel Paper Original 9. [***] Boeing 737- 800 [***] [***] [***] [***] [***] CFM56- 7B24 [***] [***] [***] [***] 10. [***] Boeing 737- 800 [***] [***] [***] [***] [***] CFM56- 7B24 [***] [***] [***] [***] 11. [***] Boeing 737- 783 [***] [***] [***] [***] [***] CFM56- 7B24/3 [***] [***] [***] [***] [***] CFM56- 7B24/3 [***] [***] [***] [***] 12. [***] PW121 [***] [***] [***] [***] 13. [***] PW121 [***] [***] [***] [***] 14. [***] PW123 [***] [***] [***] [***] 15. [***] PW123 [***] [***] [***] [***] 16. [***] PW123E [***] [***] [***] [***] 17. [***] PW124B [***] [***] [***] [***] 18. [***] PW124B [***] [***] [***] [***] 19. [***] PW127M [***] [***] [***] [***] 20. [***] PW127M [***] [***] [***] [***] 21. [***] PW127M [***] [***] [***] [***] 22. [***] PW127M [***] [***] [***] [***] 23. [***] PW127 [***] [***] [***] [***] 24. [***] CF34- 8E5A1 Parts [***] [***] [***] [***] 25. [***] CF34-8C5 Parts [***] [***] [***] [***] 26. [***] CF6-50C2 Parts [***] [***] [***] [***] 27. [***] CFM56- 5C4 [***] [***] [***] [***] 28. [***] CFM56- 5C4/P [***] [***] [***] [***] 29. [***] CFM56- 5B4/3 [***] [***] [***] [***] 30. [***] CFM56- 5B4/P [***] [***] [***] [***] 31. [***] CFM56- 5B4/P [***] [***] [***] [***] SMRH:4838-5569-6023.10 Schedule 5.23 — Page 3 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement MSN Equipment Type Owner Leased as of Closing Date Lessee Location of Chattel Paper Original 32. [***] CFM56- 5B/4 Parts [***] [***] [***] [***] 33. [***] CFM56- 5B4/P [***] [***] [***] [***] 34. [***] CFM56- 5B4/P Parts [***] [***] [***] [***] 35. [***] CFM56- 5B6/P [***] [***] [***] [***] 36. [***] LEAP-1A33 [***] [***] [***] [***] 37. [***] LEAP-1A33 [***] [***] [***] [***] 38. [***] LEAP-1A33 [***] [***] [***] [***] 39. [***] LEAP-1B28 [***] [***] [***] [***] 40. [***] CFM56- 7B24E [***] [***] [***] [***] 41. [***] CF6-80C2- B4 Parts [***] [***] [***] [***] 42. [***] CF6-80C2- B6 Parts [***] [***] [***] [***] 43. [***] CF6-80C2- B4F Parts [***] [***] [***] [***] 44. [***] CF6- 80C2B7F Parts [***] [***] [***] [***] 45. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 46. [***] PW2040 Parts [***] [***] [***] [***] 47. [***] CFM56- 3B2 Parts [***] [***] [***] [***] 48. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 49. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 50. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 51. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 52. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 53. [***] PW4158 Parts [***] [***] [***] [***] 54. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 55. [***] CFM56- 3C1 Parts [***] [***] [***] [***] SMRH:4838-5569-6023.10 Schedule 5.23 — Page 4 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement MSN Equipment Type Owner Leased as of Closing Date Lessee Location of Chattel Paper Original 56. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 57. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 58. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 59. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 60. [***] PW2040 Parts [***] [***] [***] [***] 61. [***] PW2037 Parts [***] [***] [***] [***] 62. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 63. [***] PW4062-3 Parts [***] [***] [***] [***] 64. [***] PW4062-3 Parts [***] [***] [***] [***] 65. [***] CFM56- 5A3 Parts [***] [***] [***] [***] 66. [***] PW4168 [***] [***] [***] [***] 67. [***] PW4168 Parts [***] [***] [***] [***] 68. [***] PW4168A Parts [***] [***] [***] [***] 69. [***] PW4168A Parts [***] [***] [***] [***] 70. [***] CFM56- 5C3F Parts [***] [***] [***] [***] 71. [***] CFM56- 5C4/P [***] [***] [***] [***] 72. [***] CFM56- 5C4/P [***] [***] [***] [***] 73. [***] CFM56- 5C4/P [***] [***] [***] [***] 74. [***] CFM56- 5C4 Parts [***] [***] [***] [***] 75. [***] CFM56- 5C4 Parts [***] [***] [***] [***] 76. [***] CFM56- 5C4 Parts [***] [***] [***] [***] 77. [***] CFM56- 5B4/P [***] [***] [***] [***] 78. [***] CFM56- 5B6/P [***] [***] [***] [***] SMRH:4838-5569-6023.10 Schedule 5.23 — Page 5 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement MSN Equipment Type Owner Leased as of Closing Date Lessee Location of Chattel Paper Original 79. [***] CFM56- 5B6/2P Parts [***] [***] [***] [***] 80. [***] CFM56- 5B6/2P Parts [***] [***] [***] [***] 81. [***] CFM56- 5B6/2P Parts [***] [***] [***] [***] 82. [***] CFM56- 5B6/2P [***] [***] [***] [***] 83. [***] CFM56- 5B6/2P Parts [***] [***] [***] [***] 84. [***] CFM56- 5B4/P Parts [***] [***] [***] [***] 85. [***] CFM56- 5B6/P Parts [***] [***] [***] [***] 86. [***] CFM56- 5B6/P Parts [***] [***] [***] [***] 87. [***] CFM56- 7B22/3 [***] [***] [***] [***] 88. [***] CF6- 80E1A4B [***] [***] [***] [***] 89. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 90. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 91. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 92. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 93. [***] CFM56- 3C1 Parts [***] [***] [***] [***] 94. [***] CFM56- 7B24E [***] [***] [***] [***] 95. [***] CF34-3B1 [***] [***] [***] [***] 96. [***] CF34-3B1 [***] [***] [***] [***] 97. [***] CF34-3B1 [***] [***] [***] [***] 98. [***] CFM56- 7B22 Parts [***] [***] [***] [***] 99. [***] CFM56- 7B22 Parts [***] [***] [***] [***] 100. [***] CFM56- 7B20/3 [***] [***] [***] [***]

SMRH:4838-5569-6023.10 Schedule 5.23 — Page 6 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement MSN Equipment Type Owner Leased as of Closing Date Lessee Location of Chattel Paper Original 101. [***] CFM56- 7B24/3 Parts [***] [***] [***] [***] 102. [***] CFM56- 7B20/3 [***] [***] [***] [***] 103. [***] CFM56- 7B24 [***] [***] [***] [***] 104. [***] CFM56- 7B24 Parts [***] [***] [***] [***] 105. [***] CFM56- 7B24 Parts [***] [***] [***] [***] 106. [***] CFM56- 7B24 Parts [***] [***] [***] [***] 107. [***] CFM56- 7B24 [***] [***] [***] [***] 108. [***] CFM56- 7B26 [***] [***] [***] [***] 109. [***] CFM56- 7B22 [***] [***] [***] [***] 110. [***] CFM56- 7B26 [***] [***] [***] [***] 111. [***] CFM56- 7B22 Parts [***] [***] [***] [***] 112. [***] CFM56- 7B24 [***] [***] [***] [***] 113. [***] CFM56- 7B22 Parts [***] [***] [***] [***] 114. [***] CFM56- 7B27/B3 [***] [***] [***] [***] 115. [***] CFM56- 7B24 [***] [***] [***] [***] 116. [***] CFM56- 7B26/3 [***] [***] [***] [***] 117. [***] CFM56- 7B26/3 [***] [***] [***] [***] 118. [***] GEnx- 1B74/75 [***] [***] [***] [***] 119. [***] GEnx- 1B74/75 [***] [***] [***] [***] 120. [***] CFM56- 7B24 [***] [***] [***] [***] 121. [***] CF34-10E7 [***] [***] [***] [***] 122. [***] CF34-10E7 Parts [***] [***] [***] [***] 123. [***] CF34-10E7 [***] [***] [***] [***] SMRH:4838-5569-6023.10 Schedule 5.23 — Page 7 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement MSN Equipment Type Owner Leased as of Closing Date Lessee Location of Chattel Paper Original 124. [***] 5C4-P QEC Kit [***] [***] [***] [***] 125. [***] PW123 [***] [***] [***] [***] 126. [***] PW127F [***] [***] [***] [***] 127. [***] PW127M [***] [***] [***] [***] 128. [***] PW127M [***] [***] [***] [***] 129. [***] PW127F [***] [***] [***] [***] 130. [***] PW127F [***] [***] [***] [***] 131. [***] PW127F [***] [***] [***] [***] 132. [***] PW127M [***] [***] [***] [***] 133. [***] PW127M [***] [***] [***] [***] 134. [***] PW127M [***] [***] [***] [***] 135. [***] PW127M [***] [***] [***] [***] 136. [***] PW127M [***] [***] [***] [***] 137. [***] PW127M [***] [***] [***] [***] 138. [***] PW127M [***] [***] [***] [***] 139. [***] PW150A [***] [***] [***] [***] 140. [***] PW150A [***] [***] [***] [***] 141. [***] PW150A [***] [***] [***] [***] 142. [***] PW150A [***] [***] [***] [***] 143. [***] PW150A [***] [***] [***] [***] 144. [***] PW150A [***] [***] [***] [***] 145. [***] PW150A [***] [***] [***] [***] 146. [***] PW150A [***] [***] [***] [***] 147. [***] PW150A [***] [***] [***] [***] 148. [***] PW150A [***] [***] [***] [***] 149. [***] APU [***] [***] [***] [***] 150. [***] APU [***] [***] [***] [***] 151. [***] APU [***] [***] [***] [***] 152. [***] V2500-A1 Parts [***] [***] [***] [***] 153. [***] V2527-A5 Parts [***] [***] [***] [***] 154. [***] V2533-A5 [***] [***] [***] [***] 155. [***] V2533-A5 [***] [***] [***] [***] 156. [***] V2524-A5 Parts [***] [***] [***] [***] 157. [***] V2527-A5 Parts [***] [***] [***] [***] SMRH:4838-5569-6023.10 Schedule 5.23 — Page 8 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement MSN Equipment Type Owner Leased as of Closing Date Lessee Location of Chattel Paper Original 158. [***] V2524-A5 Parts [***] [***] [***] [***] 159. [***] V2527-A5 Parts [***] [***] [***] [***] 160. [***] V2533-A5 [***] [***] [***] [***] 161. [***] V2533-A5 [***] [***] [***] [***] 162. [***] V2533-A5 [***] [***] [***] [***] 163. [***] V2527-A5 [***] [***] [***] [***] 164. [***] V2527-A5 [***] [***] [***] [***] 165. [***] V2533-A5 [***] [***] [***] [***] 166. [***] V2533-A5 [***] [***] [***] [***] 167. [***] V2533-A5 [***] [***] [***] [***] 168. [***] V2533-A5 [***] [***] [***] [***] SMRH:4838-5569-6023.10 Schedule 7.10 — Page 1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Schedule 7.10 Indebtedness and Guaranteed Indebtedness existing on the Closing Date Creditor Original Principal Amount / Notional Amount Balance as of the Closing Date Description U.S. Bank National Association [***] [***] [***] Development Bank of Singapore [***] [***] [***]

SMRH:4838-5569-6023.10 Schedule 7.15 — Page 1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Schedule 7.15 Investments Existing as of the Closing Date 1) Investments in each “Excluded Subsidiary” as defined in the Fourth Amended and Restated Credit Agreement. SMRH:4838-5569-6023.10 A-1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit A Form of Borrowing Base Certificate [Appended.] SMRH:4838-5569-6023.10 A-2 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement BORROWING BASE CERTIFICATE To: MUFG BANK, LTD., as Administrative Agent This Borrowing Base Certificate (“Certificate”) is delivered pursuant to that certain Fourth Amended and Restated Credit Agreement dated as of June 7, 2019 (as amended from time to time, the “Credit Agreement”), among Willis Lease Finance Corporation, a Delaware corporation (“Borrower”), the lenders from time to time parties thereto (collectively, the “Lenders” and, individually, a “Lender”), MUFG BANK, LTD., as administrative agent (in such capacity, “Administrative Agent”), and MUFG BANK, LTD., as security agent (in such capacity, “Security Agent”). Terms defined in the Credit Agreement and not otherwise defined in this Certificate shall have the meanings defined for them in the Credit Agreement. Section references herein relate to the Credit Agreement unless stated otherwise. This Certificate covers the fiscal month ending _______, 20__ (the “Determination Date”), and is delivered to Administrative Agent pursuant to Section 8.1.5 of the Credit Agreement. The following calculations determine the Borrowing Base and the Borrowing Availability as of the Determination Date under the Revolving Commitment described in the Credit Agreement and related Loan Documents. Such calculations are derived from the Books and Records of Borrower in accordance with the relevant definitions of financial terms set forth in the Credit Agreement: I. BORROWING BASE (1) Eligible Engines (not Off-Lease for more than 180 days) (i) Net Book Value of Eligible Engines that are not Off-Lease at such time and that have not been Off-Lease for more than 180 days $ (ii) times [***]% x [***] Total Eligible Engines (not Off-Lease) [(i) x (ii)] $ (2) Eligible Engines (Off-Lease) (i) Net Book Value of all other Eligible Engines $ (ii) times [***]% x [***] Total of Eligible Engines (Off-Lease) [(i) x (ii)] $ (3) Eligible Equipment (not Off-Lease for more than 180 days) (i) Net Book Value of Eligible Equipment that is not Off-Lease and that has not been Off-Lease for more than 180 days $ (ii) times [***]% x [***] SMRH:4838-5569-6023.10 A-3 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Total Eligible Equipment (not Off-Lease) [(i) x (ii)] $ (4) Eligible Equipment (Off-Lease) (i) Net Book Value of all other Eligible Equipment (other than Eligible Corporate Aircraft) $ (ii) times [***]% x [***] Total Eligible Equipment (Off-Lease) [(i) x (ii)] $ (5) Eligible Saleable Assets (i) Net Book Value of Eligible Saleable Assets $ (ii) times [***]% x [***] Total Eligible Saleable Assets [(i) x (ii)] $ (6) Eligible Corporate Aircraft (i) Net Book Value of Eligible Corporate Aircraft $ (ii) times [***]% x [***] Total Eligible Corporate Aircraft [(i) x (ii)] $ (7) Eligible Specified Assets (i) Net Book Value of Eligible Specified Real Properties $ (ii) Net Book Value of Eligible Specified Vessel $ (iii) Total Net Book Value [(i) + (ii)] $ (iv) times [***]% x [***] Total Eligible Specified Assets [(iii) x (iv)] $ (8) Appraisal Adjustment to Borrowing Base (i) Borrowing Base [Sum of Totals for (1), (2), (3), (4), (5), (6) & (7)] $ less: (ii) Appraisal adjustment (based on annual Appraisal (pursuant to definition of Borrowing Base (subsection x)), if applicable) $ BORROWING BASE (Adjusted for Appraisal) $

SMRH:4838-5569-6023.10 A-4 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement II. BORROWING AVAILABILITY Borrower’s Borrowing Availability under the Revolving Commitment as of the Determination Date is calculated as the lesser of the following (1) and (2): (1) Maximum Amount ($1,000,000,000.00 subject to Section 2.10 and Section 2.19) $ And (2) Borrowing Base (i) Borrowing Base (Adjusted for Appraisal in Item 8 above) as of the Determination Date $ BORROWING AVAILABILITY [Equals lesser of (1) and (2)] $ III. AMOUNT AVAILABLE FOR BORROWING (1) Borrowing Availability (from II above) $ minus (2) Revolving Loans outstanding ($ ) minus (3) Swing Line Loans outstanding ($ ) minus (4) Letter of Credit Usage ($ ) AMOUNT AVAILABLE FOR BORROWING [ (1) - (2) – (3) – (4)] $ [Signature on following page.] SMRH:4838-5569-6023.10 A-5 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement This Certificate is executed on __________, 20__, by the _____________of Borrower, an Authorized Signatory. The undersigned hereby further certifies that each and every matter contained herein is derived from the Books and Records of Borrowers and is true and correct in all material respects. of WILLIS LEASE FINANCE CORPORATION, a Delaware corporation [Printed name] SMRH:4838-5569-6023.10 B-1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit B Form of Borrowing Notice [Appended.] SMRH:4838-5569-6023.10 B-2 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement BORROWING NOTICE 1. This BORROWING NOTICE is executed and delivered by Willis Lease Finance Corporation, a Delaware corporation (“Borrower”), pursuant to that certain Fourth Amended and Restated Credit Agreement dated as of June 7, 2019 (as amended from time to time, the “Credit Agreement”), among Willis Lease Finance Corporation, a Delaware corporation (“Borrower”), the lenders from time to time parties thereto (collectively, the “Lenders” and, individually, a “Lender”), MUFG BANK, LTD., as administrative agent (in such capacity, “Administrative Agent”), and MUFG BANK, LTD., as security agent (in such capacity, “Security Agent”). Any terms used herein and not defined herein shall have the meanings set forth for such terms in the Credit Agreement. 2. Borrower hereby requests pursuant to the Credit Agreement (check one): a Revolving Loan as follows: (a) AMOUNT OF REQUESTED ADVANCE1: $______________ (b) DATE OF REQUESTED ADVANCE: ___________________ (c) TYPE OF REQUESTED ADVANCE (Check one box): BASE RATE LOAN SOFR LOAN2, FOR AN INTEREST PERIOD OF ________ MONTHS 3 a Swing Line Loan pursuant to as follows: (a) ON ____________ (a Business Day). (b) IN THE AMOUNT OF $_______________. 3. In connection with this request, Borrower certifies that: (a) After giving effect to such Loan, the aggregate amount of all Revolving Loans, Swing Line Loans and Letter of Credit Obligations then outstanding shall not exceed the lesser of the (i) Maximum Amount and (ii) the Borrowing Base. (b) Now and as of the date of the requested Loan, except (i) for representations and warranties which expressly relate to a particular date or which are no longer true and correct as a result of a change permitted by the Credit Agreement or the other Loan Documents, or (ii) as disclosed by Borrower and approved in writing by Administrative Agent, 1 Each SOFR Loan must be in a principal amount of at least $5,000,000.00 and in an integral multiple of $100,000. 2 Maximum of 10 tranches of SOFR Loans collectively may be outstanding at once. 3 Specify whether 1, 3 or 6-month Interest Period.

SMRH:4838-5569-6023.10 B-3 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement each representation and warranty made by Borrower in Section 5 of the Credit Agreement will be true and correct in all material respects, both immediately before and after giving effect to such Loan, as though such representations and warranties were made on and as of that date; (c) No circumstance or event has occurred that constitutes a Material Adverse Effect since the Closing Date; and (d) No Default or Event of Default presently exists or will have occurred and be continuing as a result of the borrowing requested hereunder. 4. Borrower requests that the proceeds of the requested Loan be deposited into the following account [__________________]. 5. This Borrowing Notice is executed on _____________, 20__, by an Authorized Signatory of Borrower. The undersigned, in such capacity, hereby certifies, on behalf of Borrower, each and every matter contained herein to be true and correct. WILLIS LEASE FINANCE CORPORATION, a Delaware corporation By: Name: Title: SMRH:4838-5569-6023.10 C-1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit C Form of Commitment Assignment and Acceptance [Appended.] SMRH:4838-5569-6023.10 C-2 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement COMMITMENT ASSIGNMENT AND ACCEPTANCE AGREEMENT This COMMITMENT ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Assignment and Acceptance”) dated as of _______________, 20__ is made between _______________________ (the “Assignor”) and _______________________ (the “Assignee”). RECITALS WHEREAS, the Assignor is party to that certain Fourth Amended and Restated Credit Agreement dated as of June 7, 2019 (as amended from time to time, the “Credit Agreement”), among Willis Lease Finance Corporation, a Delaware corporation (“Borrower”), the lenders from time to time parties thereto (collectively, the “Lenders” and, individually, a “Lender”), MUFG BANK, LTD., as administrative agent (in such capacity, “Administrative Agent”), and MUFG BANK, LTD., as security agent (in such capacity, “Security Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Credit Agreement; WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the “Committed Loans”) to the Borrower for Assignor’s Pro Rata Share of the Revolving Commitment in an aggregate amount not to exceed $___________ (the “Commitment”); WHEREAS, [the Assignor has made Committed Loans in the aggregate principal amount of $_____________ to the Borrower] [no Committed Loans are outstanding under the Credit Agreement]; WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, in an amount equal to $____________ (the “Assigned Amount”) on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions; NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows: 1. Assignment and Acceptance. (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) ___% (the “Assignee’s Percentage Share”) of (a) the Commitment of the Assignor, and (b) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents. (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, with a SMRH:4838-5569-6023.10 C-3 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which it is required to perform as a Lender under the Credit Agreement. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided that the Assignor shall not relinquish its rights under Sections 12.2 (Reimbursement and Expenses) and 12.3 (Indemnity) of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date. (c) After giving effect to the assignment and acceptance set forth herein, on the Effective Date the Assignor’s Commitment will be $__________ (an amount equal to ____% of the Revolving Commitment). (d) After giving effect to the assignment and acceptance set forth herein, on the Effective Date the Assignee’s Commitment will be $__________(an amount equal to ____% of the Revolving Commitment). 2. Payments. (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee’s Percentage Share of the principal amount of all Committed Loans. (b) The [Assignor] [Assignee] further agrees to pay to Administrative Agent an administrative fee in the amount specified in Section 12.8.4 of the Credit Agreement. (c) Administrative Agent shall retain all additional amounts paid by the Borrower as a commitment fee or as interest on the Committed Loans outstanding to the Borrower with respect to the Assignee’s Commitment. 3. Reallocation of Payments. Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt. 4. Independent Credit Decision. The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, Agents or any Credit Facility Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

SMRH:4838-5569-6023.10 C-4 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement 5. Effective Date; Notices. (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, 20__ (the “Effective Date”); provided that the following conditions precedent have been satisfied on or before the Effective Date: (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee and a copy shall have been delivered to Administrative Agent; (ii) the consent of Administrative Agent and Borrower (as applicable) required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date; (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance; (iv) the Assignee shall have complied with all terms and conditions for such assignment and otherwise as set forth in the Credit Agreement; (v) the administrative fee referred to in Section 12.8.4 of the Credit Agreement shall have been paid to Administrative Agent; and (vi) the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee’s Pro Rata Share of the rights and obligations of the Assignor under the Credit Agreement. (b) Notwithstanding the foregoing, the Effective Date of this Assignment and Acceptance shall not be earlier than five (5) Business Days after the date on which Administrative Agent receives a copy of the Assignment and Acceptance as set forth above. [6. Administrative Agent. [INCLUDE ONLY IF THE ASSIGNOR IS ADMINISTRATIVE AGENT] (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to Administrative Agent by the Lenders pursuant to the terms of the Credit Agreement. (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Administrative Agent under the Credit Agreement.] 7. Withholding Tax. The Assignee (a) represents and warrants to the Credit Facility Lenders, Administrative Agent and the Borrower that under Applicable Law and treaties no tax will be required to be withheld by the Lenders with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any state thereof) to Administrative Agent and the Borrower prior to the time that Administrative Agent or the Borrower is required to make any payment of principal, SMRH:4838-5569-6023.10 C-5 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8BEN-E, Form W-8ECI or other appropriate form W-8 or Form W-9, as applicable, upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption. 8. Representations and Warranties. (a) The Assignor represents and warrants to the Assignee that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles. (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrower, or the performance or observance by the Borrower, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith. (c) The Assignee represents and warrants to the Assignor that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, SMRH:4838-5569-6023.10 C-6 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles; and (iv) it is an Eligible Assignee. 9. Further Assurances. The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and to take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrower or Administrative Agent, which may be required in connection with the assignment and acceptance contemplated hereby. 10. Miscellaneous. (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof. (b) All payments made hereunder shall be made without any set-off or counterclaim. (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance. (d) This Assignment and Acceptance may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Assignor and the Assignee each irrevocably submit to the non-exclusive jurisdiction of any State or Federal court sitting in New York over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER ORAL OR WRITTEN). SMRH:4838-5569-6023.10 C-7 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written. [ASSIGNOR] By: _______________________________________ Title: _______________________________________ By: _______________________________________ Title: _______________________________________ Address: [ASSIGNEE] By: _______________________________________ Title: _______________________________________ By: _______________________________________ Title: _______________________________________ Address: [Consented to and]1 Acknowledged by: [ADMINISTRATIVE AGENT] By: _______________________________________ Title: _______________________________________ [Consented to:]2 [NAME OF RELEVANT PARTY] By: _______________________________________ Title: _______________________________________ 1 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 2 To be added only if the consent of Borrower and/or other parties (e.g., Swing Line Lender, Issuing Lender) is required by the terms of the Credit Agreement.

Exhibit D

Form of Compliance Certificate

[Appended]

SMRH:4838-5569-6023.10 D-1 Willis Lease Finance Corporation
Fourth Amended and Restated Credit Agreement

COMPLIANCE CERTIFICATE

To: MUFG BANK, LTD., as Administrative Agent

This Compliance Certificate (this "Certificate") is delivered pursuant to that certain Fourth Amended and Restated Credit Agreement dated as of June 7, 2019 (as amended from time to time, the "Credit Agreement"), among Willis Lease Finance Corporation, a Delaware corporation ("Borrower"), the lenders from time to time parties thereto (collectively, the "Lenders" and, individually, a "Lender"), MUFG BANK, LTD., as administrative agent (in such capacity, "Administrative Agent"), and MUFG BANK, LTD., as security agent (in such capacity, "Security Agent"). Terms defined in the Credit Agreement and not otherwise defined in this Certificate shall have the meanings defined for them in the Credit Agreement. Section references herein relate to the Credit Agreement unless stated otherwise.

This Certificate is delivered to Administrative Agent by Borrower in accordance with Section 8 of the Credit Agreement. This Certificate is delivered with respect to the Fiscal Quarter ended _________________, 20__ ("Determination Date"). Computations and other information indicating compliance with respect to the covenants contained in Sections 6.14.1, 6.14.2 and 6.14.3 of the Credit Agreement are set forth below:

I. Section 6.14.1: Minimum Pre-Tax Income.[1]

(a) Net Income for the most recently completed Fiscal Year[2]: $___________

plus

(b) Aggregate amount of federal and state Taxes on or measured by income of Borrower and its Subsidiaries for such Fiscal Year (whether or not payable during such Fiscal Year): $__________

minus

(c) Aggregate amount of federal and state credits against Taxes on or measured by income of Borrower and its Subsidiaries for such Fiscal Year (whether or not usable during such Fiscal Year): ($__________)

plus

(d) any non-recurring expenses, charges, accruals, reserves, transaction costs, fees, losses, expenses (including expenses for third party professional advisors) and intangibles (including those with respect to any amendment or waiver of loan documents governing Permitted ($__________)

---

[1] Required only for each Fiscal Year.

[2] Without giving any effect to any reduction thereto on account of dividends or other Distributions paid or payable with respect to such Fiscal Year.

SMRH:4838-5569-6023.10 D-2 Willis Lease Finance Corporation
Fourth Amended and Restated Credit Agreement

Indebtedness or Indebtedness of any Excluded Subsidiary) payable, in each case, in connection with a Permitted Change in Control:

(e) Equals Pre-Tax Income as of the Determination Date [(a) + (b) - (c) + (d)]: $__________

(f) Minimum required: $5,000,000

II. Section 6.14.2: Leverage Ratio.

(i) Total Debt as of the Determination Date[3] $__________

divided by:

(ii) Tangible Net Worth as of the Determination Date, determined as follows: $__________

(a) total assets $__________

less:

(b) total liabilities $__________

less:

	(c) intangibles (excluding (i) gains and losses from fair value of derivatives charges whether or not included in other comprehensive income or net income and (ii) any non-recurring expenses, charges, accruals, reserves, transaction costs, fees, losses, expenses (including expenses for third party professional advisors) and intangibles (including those with respect to any amendment or waiver of loan documents governing Permitted Indebtedness or Indebtedness of any Excluded Subsidiary) payable in connection with a Permitted Change in Control), on the Determination Date	$__________
(d)	Equals Tangible Net Worth [(a) - (b) - (C)]	$__________
(e)	<u>Equals Leverage Ratio as of the Determination Date [(i)÷(ii)(d)]</u>:	_______: 1.00
(f)	<u>Maximum Permitted</u>:	4.00 : 1.00

---

[3] All Indebtedness of Borrower and its consolidated Subsidiaries, including, without limitation, Partial Recourse Debt and Subordinated Obligations but excluding Non-Recourse Debt.

SMRH:4838-5569-6023.10

D-3

Willis Lease Finance Corporation
Fourth Amended and Restated Credit Agreement

III. Section 6.14.3: Minimum Ratio of EBITDA to Consolidated Interest.

(i)	Net Income for that period	$__________
plus:		
(ii)	any non-operating non-recurring loss reflected in such Net Income	$__________
minus:		
(iii)	any non-operating non-recurring gain reflected in such Net Income	$__________
plus:		
(iv)	interest expense of Borrower and its Subsidiaries for that period, including net payment obligations pursuant to Swap Contracts	$__________
plus:		
(v)	the aggregate amount of federal and state Taxes on or measured by income of Borrower and its Subsidiaries for that period (whether or not payable during that period)	$__________
minus:		
(vi)	the aggregate amount of federal and state credits against Taxes on or measured by income of Borrower and its Subsidiaries for that period (whether or not usable during that period)	$__________
plus:		
(vii)	(i) depreciation, amortization and Engine or Equipment write-downs of Borrower and its Subsidiaries for that period and (ii) the portion of payments received related to leases classified as finance or sales-type leases or notes receivable (failed sale-leasebacks) that are allocated as a repayment of the principal component thereunder, in each case as determined in accordance with GAAP, consistently applied	$__________

SMRH:4838-5569-6023.10

D-4

Willis Lease Finance Corporation
Fourth Amended and Restated Credit Agreement

SMRH:4838-5569-6023.10 D-5 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement plus: (viii) any non-recurring expenses, charges, accruals, reserves, transaction costs, fees, losses, expenses (including expenses for third party professional advisors) and intangibles (including those with respect to any amendment or waiver of loan documents governing Permitted Indebtedness or Indebtedness of any Excluded Subsidiary) payable in connection with a Permitted Change in Control $ (ix) Equals EBITDA [the sum of (i) through (viii)] $ divided by: (x) Consolidated Interest: all interest, fees, charges and related expenses (in each case as such expenses are calculated according to GAAP) paid or payable (without duplication) for that fiscal period to a lender in connection with borrowed money (including any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered “interest expense” under GAAP $ (xi) Ratio of EBITDA divided by Consolidated Interest as of the Determination Date [(ix) divided by (x)] _____ : 1.00 (xii) Minimum Required: 2.25 : 1.00 IV. Section 6.14.4: Minimum Ratio of EBITDA to Non-Consolidated Interest. (a) As of the Determination Date, the ratio of EBITDA (excluding EBITDA of Special Purpose Financing Vehicles and any Investments in any Person that is not a Subsidiary (whether or not such Person is deemed to be an Excluded Subsidiary) but including dividends from Special Purpose Financing Vehicles included in Net Income) to Non- Consolidated Interest (as calculated below) was: _____: 1.00 (b) Minimum Required: 2.25 : 1.00 SMRH:4838-5569-6023.10 D-6 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (c) The ratio of EBITDA (excluding EBITDA of Special Purpose Financing Vehicles and any Investments in any Person that is not a Subsidiary (whether or not such Person is deemed to be an Excluded Subsidiary) but including cash dividends from Special Purpose Financing Vehicles included in Net Income) to Non-Consolidated Interest was computed as follows: (i) Net Income for that period $ plus: (ii) any non-operating non-recurring loss reflected in such Net Income $ minus: (iii) any non-operating non-recurring gain reflected in such Net Income $ plus: (iv) interest expense of Borrower and its Subsidiaries for that period, including net payment obligations pursuant to Swap Contract $ plus: (v) the aggregate amount of federal and state Taxes on or measured by income of Borrower and its Subsidiaries for that period (whether or not payable during that period) $ minus: (vi) the aggregate amount of federal and state credits against Taxes on or measured by income of Borrower and its Subsidiaries for that period (whether or not usable during that period). $ plus: SMRH:4838-5569-6023.10 D-7 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement (vii) (i) depreciation, amortization and Engine or Equipment write-downs of Borrower and its Subsidiaries for that period and (ii) the portion of payments received related to leases classified as finance or sales-type leases or notes receivable (failed sale-leasebacks) that are allocated as a repayment of the principal component thereunder, in each case as determined in accordance with GAAP, consistently applied $ plus: (viii) any non-recurring expenses, charges, accruals, reserves, transaction costs, fees, losses, expenses (including expenses for third party professional advisors) and intangibles (including those with respect to any amendment or waiver of loan documents governing Permitted Indebtedness or Indebtedness of any Excluded Subsidiary) payable in connection with a Permitted Change in Control (ix) Equals EBITDA [the sum of (i) through (viii)] $ divided by: (x) Non-Consolidated Interest: for Borrower only: all interest, fees, charges and related expenses (in each case as such expenses are calculated according to GAAP) paid or payable (without duplication) for that fiscal period to a lender in connection with borrowed money (including any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered “interest expense” under GAAP $ Ratio of EBITDA divided by Non-Consolidated Interest [(ix) divided by (x)] _____ : 1.00 A review of the activities of Borrower during the fiscal period covered by this Certificate has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Borrower performed and observed all of its Obligations. To the best knowledge of the undersigned, during the fiscal period covered by this Certificate, all covenants and conditions have been so performed and observed and no Default or Event of Default has occurred and is continuing, with the exceptions set forth below in response to which Borrower has taken or proposes to take the following actions (if none, so state). SMRH:4838-5569-6023.10 D-8 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement The undersigned an Authorized Signatory of Borrower certifies that the calculations made and the information contained herein are derived from the Books and Records of Borrower, as applicable, and that each and every matter contained herein correctly reflects those Books and Records. To the best knowledge of the undersigned no event or circumstance has occurred that constitutes a Material Adverse Effect since the date the most recent Compliance Certificate was executed and delivered, with the exceptions set forth below (if none, so state). This Certificate is executed on __________, 20__, by the ___________________ of Borrower, an Authorized Signatory. of WILLIS LEASE FINANCE CORPORATION, a Delaware corporation [Printed name]

SMRH:4838-5569-6023.10 E-1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit E Form of Subsidiary Mortgage and Security Agreement [Appended] SMRH:4838-5569-6023.10 F-1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit F Forms of Beneficial Interest Pledge Agreement [Appended] SMRH:4838-5569-6023.10 F-2 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit F-1 Form of Beneficial Interest Pledge Agreement For Wells Fargo Trust Company, N.A., Bank of Utah and other Owner Trustee [Appended] SMRH:4838-5569-6023.10 F-3 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit F-2 Form of Beneficial Interest Pledge Agreement For U.S. Bank, National Association [Appended]

SMRH:4838-5569-6023.10 G-1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit G Forms of Owner Trustee Mortgage and Security Agreement [Appended] SMRH:4838-5569-6023.10 G-2 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit G-1 Form of Owner Trustee Mortgage and Security Agreement For Wells Fargo Trust Company, N.A., Bank of Utah and other Owner Trustee [Appended] SMRH:4838-5569-6023.10 G-3 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit G-2 Form of Owner Trustee Mortgage and Security Agreement For U.S. Bank, National Association [Appended] SMRH:4838-5569-6023.10 H-1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit H Forms of Owner Trustee Guaranty [Appended]

SMRH:4838-5569-6023.10 H-2 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit H-1 Form of Owner Trustee Guaranty For Wells Fargo Trust Company, N.A., Bank of Utah and other Owner Trustee [Appended] SMRH:4838-5569-6023.10 H-3 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit H-2 Form of Owner Trustee Guaranty For U.S. Bank, National Association [Appended] SMRH:4838-5569-6023.10 I-1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit I Form of Leasing Subsidiary Security Assignment [Appended] SMRH:4838-5569-6023.10 J-1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit J Form of Subsidiary Guaranty [Appended]

SMRH:4838-5569-6023.10 K-1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit K Forms of Trust Agreement [Appended] SMRH:4838-5569-6023.10 K-2 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit K-1 Form of Trust Agreement For Wells Fargo Trust Company, N.A., Bank of Utah and other Owner Trustee [Appended] SMRH:4838-5569-6023.10 K-3 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit K-2 Form of Trust Agreement For U.S. Bank, National Association [Appended] SMRH:4838-5569-6023.10 L-1 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Exhibit L Form of Placard Placard to be used for Engines owned by Bank of Utah as Owner Trustee: THIS ASSET IS OWNED BY AND LEASED FROM BANK OF UTAH, AS OWNER TRUSTEE, AND IS SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF ONE OR MORE FINANCIAL INSTITUTIONS. C/O Willis Lease Finance Corporation, as Servicer 60 East Sir Francis Drake Boulevard, Suite 209 Larkspur, CA 94939 415-408-4700 Placard to be used for Engines owned by Wells Fargo Trust Company as Owner Trustee: THIS ASSET IS OWNED BY AND LEASED FROM WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, AS OWNER TRUSTEE, AND IS SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF ONE OR MORE FINANCIAL INSTITUTIONS. C/O Willis Lease Finance Corporation, as Servicer 60 East Sir Francis Drake Boulevard, Suite 209 Larkspur, CA 94939 415-408-4700 Placard to be used for Engines owned by U.S. Bank as Owner Trustee: THIS ASSET IS OWNED BY AND LEASED FROM U.S. BANK NATIONAL ASSOCIATION, AS OWNER TRUSTEE, AND IS SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF ONE OR MORE FINANCIAL INSTITUTIONS C/O Willis Lease Finance Corporation, as Servicer 60 East Sir Francis Drake Boulevard, Suite 209 Larkspur, CA 94939 415-408-4700

SMRH:4838-5569-6023.10 L-2 Willis Lease Finance Corporation Fourth Amended and Restated Credit Agreement Placard to be used for Engines owned by Borrower or Subsidiaries: THIS ASSET IS OWNED BY WILLIS LEASE FINANCE CORPORATION, OR AN AFFILIATE, AND IS SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF ONE OR MORE FINANCIAL INSTITUTIONS. C/O Willis Lease Finance Corporation, for itself and/or as Servicer 60 East Sir Francis Drake Boulevard, Suite 209 Larkspur, CA 94939 415-408-4700